Semi-Annual Report
       February 28, 2003

[LOGO] Neuberger Bermen


    Neuberger Berman
    Equity Funds
------------------------------------------------


       INVESTOR CLASS SHARES

       TRUST CLASS SHARES

       ADVISOR CLASS SHARES

       INSTITUTIONAL CLASS SHARES


                                     Century Fund

                                     Fasciano Fund

                                     Focus Fund

                                     Genesis Fund

                                     Guardian Fund

                                     International Fund

                                     Manhattan Fund

                                     Millennium Fund

                                     Partners Fund

                                     Real Estate Fund

                                     Regency Fund

                                     Socially Responsive Fund

Contents


The Funds

Chairman's Letter                    2
Portfolio Commentary/
 Performance Highlights
Century Fund                         4
Fasciano Fund                        6
Focus Fund                           8
Genesis Fund                        10
Guardian Fund                       12
International Fund                  14
Manhattan Fund                      16
Millennium Fund                     18
Partners Fund                       20
Real Estate Fund                    22
Regency Fund                        24
Socially Responsive Fund            26

Schedule of Investments/
 Top Ten Equity Holdings
Century Fund                        30
Fasciano Fund                       32
Focus Fund                          34
Genesis Fund                        35
Guardian Fund                       37
International Fund                  39
Manhattan Fund                      42
Millennium Fund                     44
Partners Fund                       46
Real Estate Fund                    48
Regency Fund                        49
Socially Responsive Fund            51
Financial Statements                54

Financial Highlights (All Classes)
 Per Share Data
Century Fund                        83
Fasciano Fund                       84
Focus Fund                          86
Genesis Fund                        88
Guardian Fund                       91
International Fund                  94
Manhattan Fund                      96
Millennium Fund                     98
Partners Fund                      100
Real Estate Fund                   102
Regency Fund                       103
Socially Responsive Fund           104

Directory                          108
Trustees and Officers              109



"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2003 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

[PHOTO]

Peter Sundman


Dear Fellow Shareholder,

On September 11, 2001, as we were preparing our fiscal 2001 Annual Report, terrorists attacked the World Trade Center and Pentagon, taking thousands of innocent lives. At the time, we found it awkward to be writing about the capital markets and our mutual funds. We are in much the same situation today. As I write, war with Iraq is beginning. We pray for the safety of our troops and for a swift and decisive victory. We also hope that civilian casualties can be kept to a minimum.

We can't be certain of how the war with Iraq will affect the economy or the stock market over the short term. Some of our portfolio managers agree with Federal Reserve Chairman Alan Greenspan and other leading economists that uncertainty regarding Iraq has been the primary restraint on the economy and the stock market, and that a successful resolution to the crisis will quickly translate into significant economic and market progress. Others are not convinced that concern over Iraq is the only impediment to a stronger economy and stock market. They all agree, however, that resolving the issue will help corporate leaders, consumers, and equities investors focus on the next three to five years rather than the next few weeks.

For nearly three years, we have been mired in one of the most prolonged and painful bear markets in history. Understandably, many investors are now focusing almost exclusively on short-term risk and ignoring the long-term return potential of stocks. While we certainly understand investors' current disillusion with equities, we urge our shareholders to maintain perspective. The stock market is cyclical. When stocks are performing exceptionally well, as they did through most of the 1990s, it is difficult to envision an end to the stock market's generosity. When stocks are performing poorly, as they have been since the market peaked in first-quarter 2000, it is difficult to imagine an end to the misery. We point out that over the long term, stocks have materially outperformed all other capital market asset classes, and that patient and prudent equity investors have been more than satisfactorily rewarded.

The surfacing of conflicts of interest between Wall Street equities research and investment banking activities has reinforced the importance of independent

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

research -- the cornerstone of Neuberger Berman's culture. We have brought in a new Chief Investment Officer, Jack Rivkin, who has an outstanding reputation as a longtime professional investor. Jack's primary goal is to further strengthen our research and portfolio management teams.

As you read this semi-annual report, you will note that we have made some changes. We have turned over the reins of the Guardian Fund to Arthur Moretti, who has done an outstanding job as Portfolio Co-Manager of the Socially Responsive Fund since assuming that position in 2001. I encourage you to read Arthur's first letter to Guardian Fund shareholders, detailing his investment methodology and how he has reshaped the portfolio. We have also recruited a new management team for our growth funds. We are delighted to welcome Jon Brorson, David Burshtan, Ken Turek and John Zielinski, who join us from Northern Trust, where they clearly demonstrated their skills in the growth stock arena. We are confident that these experienced and talented investment professionals can improve the relative and absolute performance of the Century, Manhattan and Millennium Funds. Finally, congratulations are in order for Steven Brown, Portfolio Manager of the Neuberger Berman Real Estate Fund. Under Steve's stewardship, the Fund is off to a great start in its first ten months of operation.

In closing, by the time you receive this annual report, many of the near-term economic and market issues discussed in these pages may be clearer than they are today. Our portfolio managers' opinions on the short-term prospects for the economy and stock market vary. Importantly, however, none of our managers are focused on the short term alone. All of them are seeking superior long-term performance regardless of short-term market direction, using time-tested, disciplined investment processes supported by strong fundamental research.

Sincerely,

/s/ P. Sundman signature

                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

Century Fund Portfolio Commentary

As all stock investors know, the equity markets have provided a great deal of pain over the past several years. Some of the worst pain was inflicted during 2002, and especially during September, the beginning of this six-month reporting period.

The Century Fund slightly underperformed its benchmark, the Russell 1000 Growth Index, but outperformed the Standard & Poor's 500 Index for the six months ending February 28, 2003. Performance was hurt by the Fund's positioning for a strong economic rebound in 2002. As the economy and earnings growth rates deteriorated during the course of the year, this positioning contributed to underperformance relative to the benchmark and our peers. Finally, individual stock selection negatively impacted the Fund's return, as some holdings showed deteriorating fundamentals.

Since the start of this year, we represent the new team responsible for the management of the Century Fund. We are part of the new Neuberger Berman Growth Group, which includes one Team Leader and three Portfolio Managers who are dedicated to the various growth portfolios. In addition, a dedicated analytical staff based in Chicago supports us.

We believe that the responsibility for specific portfolios promotes accountability. The use of open communication during formal investment reviews of the portfolio promotes teamwork, which supports ongoing development of insights into sectors, industries and companies.

Our team uses both fundamental analysis and quantitative tools, overlaid by our professional judgment, to determine the allocation of portfolio investments. In our investments of the Fund's assets, we are benchmark-aware and we manage actively, seeking to enhance returns relative to the passive alternative.

Our primary belief is that active management decisions can capitalize on inefficiencies in what we call the factor, sector, and security levels. Factor analysis is a top-down process that seeks to structure the portfolio relative to important characteristics such as capitalization, earnings variability, earnings/price, and relative strength. Depending upon the market environment, any of these characteristics may have a strong bearing on a stock's upside potential and the performance of the portfolio.


--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Century Fund /1/ Inception Date    Six Month    Average Annual Total
                                                 Period Ended    Return Ended 3/31/03
                                                    2/28/2003    1 Year Life of Fund
 Investor Class /3b/                  12/06/1999       (6.95%) (29.01%)      (20.59%)
 Russell 1000 Growth Index /2/                         (6.73%) (26.76%)      (20.52%)
 S&P 500 Index /2/                                     (7.29%) (24.75%)      (13.40%)


Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Sector analysis seeks to appropriately weight sectors and industries in the portfolio relative to the benchmark. This analysis is based on identifying macroeconomic and market trends as well as identifying sectors with the strongest growth potential. The team utilizes both quantitative modeling, and fundamental analysis tools in this step of the process.

We execute our investment strategy in a disciplined, market-oriented approach seeking to outperform relative to the underlying benchmark. Risk management is an integral component in our investment process, including review of performance and positioning in addition to the more traditional analysis of portfolios versus the market.

Looking forward to the prospects for equity investors, we think that the key continues to be the economy. The underpinnings of the economy include consumer spending and capital spending. The consumer continues to be concerned regarding the future and therefore is likely to be cautious with regard to future spending. In addition, geopolitical uncertainties are influencing the stock market today; equity returns longer term will be enhanced only by positive economic activity, which will take time.

We believe that the overinvestment in capital spending, technology and telecommunications infrastructure that we experienced in the late 1990s needs to be absorbed. We expect the restoration of corporate balance sheets and consumer savings to continue to take place over the course of this year. In light of these trends, we expect earnings will remain under pressure, dampening equity gains. However, interest rates should remain historically low and the economy is grudgingly improving, both providing support to stocks. Therefore, although we do not expect continued substantial equity declines, the risk to investors is a lack of a positive catalyst to propel the market higher from these levels.

After the substantial declines we've experienced in the stock market, we are finding more good values today among quality growth stocks relative to three years ago when valuations were at extreme levels. We believe that these quality companies will provide the portfolio with strong returns, even if the economy continues to disappoint. We are excited about the Fund's prospects as we put our tested investment process into place.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER

/s/ John J. Zielinski
                               JOHN J. ZIELINSKI
                      PORTFOLIO MANAGER LARGE CAP GROWTH

Fasciano Fund Portfolio Commentary

In the first half of fiscal 2003, a still sluggish economy and uncertainty spawned by the Iraq crisis weighed heavily on the equities market. Seven of the ten sectors in the Russell 2000 finished in the red, with only the energy, information technology, and telecom services sectors posting low-single-digit gains. Except for the industrial, materials, and information technology sectors, where we lagged Russell 2000 components by a significant margin, our performance by sector was in line with the benchmark. After materially outperforming the Russell 2000 in recent years, the Fasciano Fund modestly underperformed during this six-month reporting period.

For us, sector allocation is principally a function of where we are finding fundamentally attractive stocks. So rather than discuss the impact of different industry groups on portfolio performance, it makes sense to talk about what went right for a few stocks that worked well, and what went wrong for a stock that disappointed.

Putting our best foot forward, Zebra Technologies, the leading producer of bar code label printers, was once again among our top performers. Zebra is a prolific innovator of successful products that serve new and growing markets like health care and "secure ID." Zebra has earned spectacular returns on capital and has consistently posted strong earnings. The company has no debt, but boasts more than $350 million in cash. It also generates a hefty amount of free cash flow. With that kind of financial muscle, it has been readily able to fund new product development and acquisitions. We believe Zebra has what it takes to increase profits by at least 20% for the next few years. Zebra shares are not cheap at 23 times estimated earnings for 2003, but still look to be a good buy.

Emmis Communications, a small radio broadcaster that serves big markets including New York, Chicago, and Los Angeles, and owns a smattering of TV stations, performed well as ad sales began to firm. Then, management, which had signaled that it would reduce debt by selling television properties, reversed course and announced that it would hold onto its TV properties and buy a cluster of radio stations in Austin, Texas. Of course, this strategic reversal raised a variety of concerns, and the stock pulled back. We find it tough to swallow that the company is leveraging up, not down, but we have decided to stay tuned for now. With the stock well off its recent high, we find it useful to focus on the positives. Austin is an attractive radio market and the acquisition, although pricey, is accretive to cash flow. Plus, the CEO is the company's largest stockholder, so he eats his own cooking. On an absolute and relative valuation basis, we believe the stock looks cheap. In a better economic environment, we think it's likely that Emmis shares will head back up.


--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Fasciano Fund /1, 7, 9/ Inception Date    Six Month        Average Annual Total
                                                        Period Ended        Return Ended 3/31/03
                                                           2/28/2003    1 Year 5 Years  10 Years
        Investor Class                       11/10/1988       (9.81%) (23.93%)  (2.13%)    8.56%
        Advisor Class /3b, 6/                05/24/2002      (10.02%) (24.27%)  (2.21%)    8.51%
        Russell 2000 Index /2/                                (7.09%) (26.96%)  (4.12%)    6.22%


The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The Inception date for the Fasciano Fund, Inc. was 11/10/88.

The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

We eliminated our positions in Patterson Dental, C.H. Robinson Worldwide, and Hearst-Argyle Television, three of our top-ten performers during this reporting period. Because valuations had become too rich and market caps too large for our small-cap value-conscious diet, we moved on.

As negative returns in the first half of fiscal 2003 reflect, we had problem stocks as well. In fact, some of our favorite companies were among our biggest disappointments. G&K Services, the third largest uniform rental company in the U.S., has not escaped the grip of this bear market. Profits are being hurt by rising energy costs (natural gas used in the laundering process and gasoline consumed by its large fleet of delivery trucks) and worker layoffs across the country. Still, we believe G&K is a very well run business with a growing and loyal customer base. Longer term, we expect profit growth to get some traction as management squeezes out costs and opens new markets. Also, the business throws off abundant free cash flow, putting G&K in a good position to buy smaller operators suffering from some of the same operational issues at attractive prices. Our financial model shows the company's return on equity improving from 11% to a more normal 15%. For a skimpy 12 times this year's estimated earnings, we are getting a business where profits could potentially be 30% higher two years from now. We think those numbers present good value.

In closing, we are stock pickers whose success through the years has been the result of identifying high-quality, small, growing companies and buying them at bargain prices. Disciplined stock selection helped us generate positive returns in fiscal 2001 and record only a modest decline in fiscal 2002, two of the more difficult years in stock market history. We stumbled a bit in first-half fiscal 2003, when some of our favorite stocks failed to live up to our fundamental expectations. Nevertheless, we see them as real businesses, making real money, and we expect that they will recover from temporary difficulties and over the longer term, contribute significantly to portfolio returns.

Sincerely,

/s/ Michael F. Fasciano signature
                              MICHAEL F. FASCIANO
                               PORTFOLIO MANAGER

Focus Fund Portfolio Commentary

For the first six months of our current fiscal year, the Fund underperformed its benchmarks, the Standard & Poor's 500 Index and the Russell 1000 Value Index.

There are some general observations to be made about the above period, but before I make them, I will point out that the stock market continues to punish severely any company with disappointing earnings. In this reporting period, the Fund held two: Tech Data and Celestica. Each lowered their earnings guidance and in each case the market's reaction was swift and severe. Too severe, in my opinion, and we retain meaningful positions in each of these companies.

The dominant factor of this period was the possibility of a war with Iraq. This had a meaningful impact on both the economy and the stock market for reasons both psychological and actual. The diplomatic gyrations produced a level of uncertainty that no one liked. Consumers, corporate decision makers, and investors all held off making significant purchases. While the cause of this abstinence was primarily psychological, the effect was real and caused a noticeable slowdown in what had been an ongoing economic recovery.

Another important factor during the period was a material rise in the price of oil. The cause of this was threefold: the uncertainty over the future of the Iraqi oilfields, the strike by oil production workers in Venezuela and the coldest winter in the United States since 1996. A sharp rise in the price of oil has the same impact on consumers and businesses as a tax hike. All things considered, I consider it surprising that the economy has held up as well as it has.

Not surprisingly, some of the Fund's poorest performers over this six-month period were those stocks most closely connected to the consumer: Furniture Brands, Jones New York, TJX, and Capital One. I believe that the factors weighing on the consumer -- the threat of war, economic uncertainty and higher oil prices -- all could be alleviated by a quick and favorable resolution of the Iraqi situation. Moreover, the valuations on all these names have reached levels which I find too compelling to let pass, and we added to all of them during our first six months.


--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Focus Fund /1, 9, 10/ Inception Date    Six Month        Average Annual Total
                                                      Period Ended        Return Ended 3/31/03
                                                         2/28/2003    1 Year 5 Years  10 Years
    Investor Class                         10/19/1955      (10.11%) (41.29%)  (4.59%)    7.31%
    Trust Class /3a, 5/                    08/30/1993      (10.19%) (41.37%)  (4.74%)    7.52%
    Advisor Class /3a, 6/                  09/03/1996      (10.29%) (41.56%)  (4.27%)    7.42%
    Russell 1000 Value Index /2/                            (7.80%) (22.79%)  (2.03%)    9.24%
    S&P 500 Index /2/                                       (7.29%) (24.75%)  (3.76%)    8.52%

The composition, industries and holdings of the Fund are subject to change. While the value-oriented approach is intended to limit risks, the Fund -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

In the financial area, a segment that represents roughly half the Fund's assets, results were mixed. In my opinion, there were no strong fundamental reasons as to how the individual stocks fared relative to each other. For example, among our capital markets holdings, Citigroup was up, while JP Morgan was down more than the market; Merrill Lynch and Lehman Brothers were down less than the market while Morgan Stanley was down more.

In technology stocks, which represent about 30% of the Fund's market value, results were also mixed, with one exception. Our two semiconductor holdings -- International Rectifier and Amkor -- were both up; the former rose 3% the latter 111%. Since semiconductor stocks have been the leaders in past technology sector advances, I find this encouraging.

I am also encouraged by the metrics of the portfolio as it is now constituted. As of the end of February the price-to-earnings ratio of the entire Fund was
12.6 times 2003 estimated earnings and 9.1 times 2004 estimated earnings. This represented discounts to the S&P multiple of 19% and 33% respectively. At the same time, the expected long-term earnings growth rate of the fund is 16.1% (down slightly from the 16.7% of the past five years), and this is 26% higher than the S&P. In other words, while paying almost 20% less, we're getting some 26% more in terms of projected earnings growth. I believe that over time these characteristics will provide a superior return.

As long time holders of the Fund are aware, the portfolio is constructed stock by stock -- the so-called "bottom-up approach." In going where I think the values are, we have ended up with an outsized position in stocks whose fortunes are closely tied to the overall stock market: Citigroup, JP Morgan, Merrill Lynch, Morgan Stanley and Lehman Brothers. Let me make one thing clear: these were selected individually because of their attractive valuation and their promising outlooks. (The same is true of all our holdings.) Since the overall market bottomed on October 9, we have tended to be market sensitive, but we have generated returns well in excess of the overall market. As of this writing (March 18, 2003) the S&P is up 12% since then while the Fund is up 33%.

In sum, I believe the Fund is well positioned for a recovery in the economy, which should be reflected in the stock market.

Sincerely,

/s/ K. Simon signature
                                  KENT SIMONS
                               PORTFOLIO MANAGER

Genesis Fund Portfolio Commentary

Small-cap value stocks, the best performing market sector in recent years, retreated in line with the broad market in the first half of fiscal 2003, as investors showed little interest in stocks of any description. Most of our portfolio companies met our cash flow and earnings expectations, but good fundamental news often failed to buoy prices. The Genesis Fund posted a modest decline for the reporting period, but once again materially outperformed its Russell 2000 Index benchmark and the Russell 2000 Value Index. Stock selection was the key, with our portfolio holdings outperforming Russell 2000 components in six out of the eight sectors in which we were invested.

Our energy sector investments, primarily energy services companies, had the most favorable impact on portfolio performance. Rising energy prices and restrained supply prompted recognition that exploration and production activity would likely increase, and that energy services companies would be prime beneficiaries. We continue to overweight this group. There is a shortage in the natural gas market, and supply and demand for oil remains quite tight. Currently, energy prices are inflated somewhat due to uncertainty over Iraq. However, we believe energy market fundamentals alone support oil prices in the $25-$28 per barrel range. At this price, we believe exploration and production activity should accelerate, helping to improve cash flow and earnings growth for energy services companies.

Our technology investments also contributed to performance. As longer term Genesis shareholders know, we believe technology does have a place in value portfolios. Our focus has always been on less glamorous technology companies that dominate their niches and have a track record of consistent profitability. In short, we look to buy the steak, not the sizzle. In this reporting period, Zebra Technologies, a mid-tech company that dominates its bar code printer niche, and Novellus, a leading specialty semiconductor equipment manufacturer, made our top-ten performance list.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Genesis Fund /1/ Inception Date    Six Month        Average Annual Total
                                                 Period Ended        Return Ended 3/31/03
                                                    2/28/2003    1 Year 5 Years  10 Years
  Investor Class /3a/                 09/27/1988       (3.77%) (12.98%)   5.19%    12.27%
  Trust Class /3a, 5/                 08/26/1993       (3.74%) (13.02%)   5.16%    12.31%
  Advisor Class /3a, 6/               04/02/1997       (3.88%) (13.26%)   4.89%    12.10%
  Institutional Class /3b, 8/         07/01/1999       (3.66%) (12.78%)   5.42%    12.40%
  Russell 2000 Index /2/                               (7.09%) (26.96%)  (4.12%)    6.22%


This fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)


Our holdings in the industrials and consumer discretionary sectors had the most negative impact on returns. Capital spending remains anemic and many industrial companies are being hurt by foreign competition, particularly from Asia. Consumer discretionary sector investments such as retailer Michael's Stores and restaurant company CEC Entertainment faired poorly as consumer spending slowed. We underperformed our Russell 2000 benchmark in the financials sector, primarily due to weakness in several of our property and casualty insurance company investments.

Looking ahead, we are cautiously optimistic on the economy. We hope that Federal Reserve Chairman Alan Greenspan and many other leading economists are correct in their belief that uncertainty regarding Iraq is now the primary restraint on the economy. However, as value investors, we are paid to worry. Our concern is that even with a successful resolution to the Iraq situation, it will take a bit more time to work through structural economic problems such as too much household and corporate debt, and excess capacity in key industries.

We hope to see elements of the Bush administration's economic package make it through Congress, most notably the elimination of the double taxation on dividends. In the late 90s, much of corporate America adopted a grow-at-any-cost mentality. The rationale was, "Why pay dividends when all investors care about is growth?" So companies spent retained earnings and borrowed to buy or build businesses they hoped would work out. This contributed to the economic and market excesses we have been paying for in recent years. We believe the elimination of the double taxation on dividends would help make corporate America more prudent and the capital markets more rational by increasing the relative attractiveness of lower risk capital allocation strategies.

As we write, equity investors continue to sit on their collective hands. We note that the financial news programs are now spending more time covering the United Nations Security Council than the capital markets. A swift and successful resolution to the Iraq crisis should have a favorable short-term impact on the stock market. Once the dust settles, however, fundamentals will call the tune. We believe all our portfolio holdings are capable of growing cash flow and earnings at relatively attractive rates over an economic cycle. No doubt, some will disappoint us. However, if the majority of our investments meet our fundamental expectations, we have faith the portfolio will hold up well in a soft stock market and deliver respectable returns when the market regains some traction.

Sincerely,

/s/ J. Vale signature
/s/ R. D'Alelio signature
                      JUDITH M. VALE AND ROBERT D'ALELIO
                             PORTFOLIO CO-MANAGERS

Guardian Fund Portfolio Commentary

The first half of fiscal 2003 was a difficult period for the economy and the stock market. Uncertainty over the Iraq crisis continued to restrain capital spending and new job creation, and consumer spending slowed in part due to severe winter weather in the Northeast and Midwest. With the economy failing to make much progress, investors continued to rotate out of stocks and into bonds. Eight of the ten sectors in the S&P 500 finished first-half fiscal 2003 in the red, with only the information technology and telecom services sectors posting small positive returns. The Guardian Fund modestly underperformed the S&P 500 and Russell 1000 Value indices.

The Guardian portfolio's consumer discretionary sector investments had the most positive impact on total return, with cable television operator Comcast, media giant News Corp. and cruise line Carnival Corp. making our top-ten performance list. (We sold out of Carnival in December.) Our health care investments disappointed, with major pharmaceuticals company Schering-Plough finishing near the bottom of our performance chart. (The Schering-Plough position was closed out in October.) Technology and financial services investments also had a negative impact on returns.

I became Portfolio Manager of the Guardian Fund on December 12, 2002 and immediately began restructuring the portfolio, a job that is now nearly complete. Since this is my first opportunity to address shareholders, let me highlight the investment philosophy that guides our team and explain how it has altered the portfolio. I am a research-driven "bottom up" investor focusing first on quality businesses and second, but equally diligently, on valuations. I am not attracted to stocks simply because they are "cheap." I want to buy high-quality companies when they are inexpensively valued, ideally holding them for 3-5 years, and then pass them along to less value-sensitive growth stock investors. I define a high-quality company as one that has a strong balance sheet, a well-conceived and executed business plan, a leadership position in its business niche, and a history of strong returns on investment. I am particularly well disposed to companies that are taking market share away from their competitors and, thus, are able to grow cash flow and earnings even in difficult economic environments. Consistent with this philosophy, the portfolio as a whole will have a below-market-average P/E and above-market-average earnings growth.


--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Guardian Fund /1, 9/ Inception Date    Six Month        Average Annual Total
                                                     Period Ended        Return Ended 3/31/03
                                                        2/28/2003    1 Year 5 Years  10 Years
    Investor Class                        06/01/1950      (10.50%) (28.16%)  (7.21%)    4.68%
    Trust Class /5/                       08/03/1993      (10.53%) (28.23%)  (7.29%)    4.62%
    Advisor Class /3a, 6/                 09/03/1996      (10.76%) (28.38%)  (7.69%)    4.29%
    Russell 1000 Value Index /2/                           (7.80%) (22.79%)  (2.03%)    9.24%
    S&P 500 Index /2/                                      (7.29%) (24.75%)  (3.76%)    8.52%

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Because I am a bottom-up investor, my sector allocation is largely a function of where our research turns up the best opportunities. Consequently, sector weightings may vary from our benchmark indices. On a sector allocation basis, the portfolio will remain sufficiently well diversified, in order to moderate risk. Since our goal is to add value through bottom-up research-driven stock selection, our portfolio includes about 40 names, compared with the 65-70 stocks previously held in the Guardian Fund. I believe that knowing more about fewer companies is more likely to translate into superior long-term returns. Because of our 3-5 year investment time horizon, the portfolio will also have a lower turnover ratio, resulting in lower tax liabilities for shareholders on any capital gains.

Looking ahead, I feel relatively constructive about the economy and the stock market. The U.S. economy has suffered a variety of shocks over the past 20 months -- some tragic and traumatic, others damaging to business and consumer confidence. Despite these shocks, the economy has proven resilient, with economic growth and corporate earnings coming in stronger than might have been expected. With significant fiscal and monetary stimulus, lean inventories and extensive corporate cost-cutting, we think the long-term outlook for the economy and corporate profits is good. Geopolitical uncertainties, which have constrained capital spending and new job growth, remain the primary obstacle to a more vigorous economic recovery and more generous stock market.

Since the timing and ultimate resolution of the Iraq crisis is unknowable, the Guardian portfolio is positioned in companies that we believe can deliver good returns in an environment of modest economic growth. If geopolitical tensions ease and the economy gains some momentum, we believe that these same companies can exceed our fundamental expectations.

From an investment perspective, the valuation of the broad equity market, while down from the peaks seen in the late 1990s, is still not cheap by historical standards. Yet looking out over the next 3-5 years, given the significant corporate downsizing that has already occurred, we believe earnings are positioned to surprise on the upside if the economic recovery gains momentum.

In closing, we can appreciate shareholders' concern over the Guardian Fund's disappointing performance in recent years. Following the stock market excesses of the late 1990s, and the difficult equity market that followed, we believe that thorough and independent company research will be the single most important factor in driving superior long-term portfolio returns. We are confident that our investment process positions us well, and we look forward to reporting on our progress in future letters to shareholders.

Sincerely,

/s/ A. Moretti signature
                                ARTHUR MORETTI
                               PORTFOLIO MANAGER

International Fund Portfolio Commentary

Reversing prior outperformance, international stocks underperformed the U.S. market in the first half of fiscal 2003, with both the S&P 500 Index and the MSCI EAFE Index (EAFE) losing value during the period. The Neuberger Berman International Fund modestly lagged its benchmark during this reporting period.

Geopolitical tensions (most notably the crisis in Iraq), the failure of the still weak U.S. economy to help revive global economic growth, high oil prices, and investors' general disillusionment with stocks were collectively responsible for the international equities markets' uninspiring performance. The weakening of the dollar provided a modest performance boost for U.S.-based international equities investors. However, the weaker dollar hurt earnings for international companies doing a substantial amount of business in the U.S.

During the first half of fiscal 2003, we positioned the portfolio more defensively in response to the generally weak global economy. Due to favorable demographics and a history of stable revenue streams, we significantly increased the portfolio's weighting in health care from an EAFE-index-neutral 9.8% at the beginning of this period to a substantially overweight 16.7% at its close. We also increased our weighting in energy from 13.8% to 16.8% versus EAFE's 9.5% weighting. Although the financial services sector remained our largest weighting, we reduced our exposure from 31.7% to 26.7%, just above EAFE's 23.9% weighting.

Canadian energy company investments including Petro Canada, Suncore, Talisman, and Canadian Natural (a new addition to the portfolio) were among our best performers. The Netherland's Royal Dutch Shell and France's Total Fina also contributed to returns. We believe that the energy sector continues to offer good value. The consensus seems to be that if the Iraq situation can be resolved quickly, with global demand still weak, oil prices will fall back to around $20 per barrel. However, for a variety of reasons including continued lower production in Venezuela and the potential for destruction of Iraqi oil fields, we believe supply/demand dynamics will support oil prices in the $25-$28 dollar range. At this level, energy company earnings should continue to advance.


================================================================================

PERFORMANCE HIGHLIGHTS
Neuberger Berman International Fund /1, 9/ Inception Date    Six Month             Average Annual Total
                                                          Period Ended             Return Ended 3/31/03
                                                             2/28/2003    1 Year 5 Years  Life of Fund
           Investor Class /3b/                 06/15/1994      (11.14%) (20.12%)  (6.31%)        2.61%
           Trust Class /3b, 5/                 06/29/1998      (10.12%) (18.60%)  (5.59%)        3.06%
           EAFE Index /2/                                      (10.97%) (22.95%)  (6.86%)       (0.35%)


The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)


On a country basis, our best returns came from Canada (the aforementioned energy stocks), Finland (leading wireless handset manufacturer Nokia), and Greece (national football lottery operator OPAP, cellular telephone operator Cosmote, and Coca-Cola Hellenic Bottling, which is growing its business in Greece and expanding into Russia and Eastern Europe). We have avoided Greece's large banking sector, where profitability is weak and balance sheets are fragile. However, the limited research coverage of the Greek stock market makes it fertile ground for uncovering solid companies trading at very attractive valuations.

In general, our investments in the United Kingdom were a disappointment. Although we have successfully avoided the U.K. life insurance sector for some time, weakness in that area affected our long-standing holding in Lloyds TSB Group, a bank that also sells life insurance products. On a relative basis, we were also hurt by not owning banks such as Royal Bank of Scotland and HBOS, which were among the favorite choices for investors searching for growth. We continue to believe that these stocks are overpriced and particularly vulnerable if they fail to meet what we believe are overly optimistic expectations.

Our relative performance also suffered from our significant underweighting in European telecommunications stocks, one of the best performing sectors during this reporting period. We have been underweighted in telecom for several years, which, until this year, had worked to our advantage. Although European telecom companies have made some progress in cleaning up their balance sheets and, in the process, have attracted favorable investor attention, we believe they have both poor revenue profiles and ongoing capital needs that will be difficult to satisfy, while they still suffer from excess government regulation that will likely restrain growth potential.

As we write, international markets are focused on the conflict in Iraq. As this situation is resolved over the coming months, we believe that investors will begin to appreciate the potential in international equity markets. Valuations have reached levels we find attractive, and we think continued weakness in the U.S. dollar will remain supportive of international returns for dollar-based investors. We have used the volatility of recent months to focus the portfolio on companies and stocks that we believe are best placed to prosper in the years ahead. We remain confident that this strategy will reward shareholders when the global economy and investor sentiment improve.

Sincerely,

/s/ V. Chang signature

/s/ B. Segal signature
                       VALERIE CHANG AND BENJAMIN SEGAL
                             PORTFOLIO CO-MANAGERS

Manhattan Fund Portfolio Commentary

As all stock investors know, the equity markets have provided a great deal of pain over the past several years. Some of the worst pain was inflicted during 2002, and especially during September, the beginning of this six-month reporting period.

The Manhattan Fund underperformed its benchmark, the Russell Midcap Growth Index, for the six months ending February 28, 2003. Performance was hurt by the Fund's positioning for a strong economic rebound in 2002. As the economy and earnings growth rates deteriorated during the course of the year, this positioning contributed to underperformance relative to the benchmark and our peers. Finally, individual stock selection negatively impacted the Fund's return, as some holdings showed deteriorating fundamentals.

Since the start of this year, we represent the new team responsible for the management of the Manhattan Fund. We are part of the new Neuberger Berman Growth Group, which includes one Team Leader and three Portfolio Managers who are dedicated to the various growth portfolios. In addition, a dedicated analytical staff based in Chicago supports us. We believe that the responsibility for specific portfolios promotes accountability. The use of open communication during formal investment reviews of the portfolio promotes teamwork, which supports ongoing development of insights into sectors, industries and companies.

Our team uses both fundamental analysis and quantitative tools, overlaid by our professional judgment, to determine the allocation of portfolio investments. In our investments of the Fund's assets, we are benchmark-aware and we manage actively, seeking to enhance returns relative to the passive alternative.

Our primary belief is that active management decisions can capitalize on inefficiencies in what we call the factor, sector, and security levels. Factor analysis is a top-down process that seeks to structure the portfolio relative to important characteristics such as capitalization, earnings variability, earnings/price, and relative strength. Depending upon the market environment, any of these characteristics may have a strong bearing on a stock's upside potential and the performance of the portfolio.


--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Manhattan Fund /1, 9/ Inception Date    Six Month           Average Annual Total
                                                      Period Ended           Return Ended 3/31/03
                                                         2/28/2003    1 Year 5 Years    10 Years
   Investor Class                       03/01/1979/4/       (5.32%) (29.86%)  (7.85%)      3.74%
   Trust Class /3a, 5/                  08/30/1993          (5.37%) (29.91%)  (8.07%)      3.61%
   Advisor Class /3b, 6/                09/03/1996          (5.39%) (30.11%)  (8.45%)      3.33%
   Russell Midcap Growth Index /2/                          (1.36%) (26.11%)  (4.01%)      6.61%
   S&P 500 Index /2/                                        (7.29%) (24.75%)  (3.76%)      8.52%

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Sector analysis seeks to appropriately weight sectors and industries in the portfolio relative to the benchmark. This analysis is based on identifying macroeconomic and market trends as well as identifying sectors with the strongest growth potential. The team utilizes both quantitative modeling and fundamental analysis tools in this step of the process.

We note, however, that adding value in the mid-cap arena is highly dependent on one's ability to identify stock-specific inefficiencies. As a result, we expect that any returns we achieve over the benchmark will largely be attributable to bottom-up security selection.

We execute our investment strategy in a disciplined, market-oriented approach seeking to outperform relative to the underlying benchmark. Risk management is an integral component in our investment process, including review of performance and positioning in addition to the more traditional analysis of portfolios versus the market.

Looking forward to the prospects for equity investors, we think that the key continues to be the economy. The underpinnings of the economy include consumer spending and capital spending. The consumer continues to be concerned regarding the future and therefore is likely to be cautious with regard to future spending. In addition, geopolitical uncertainties are influencing the stock market today; equity returns longer term will be enhanced only by positive economic activity, which will take time.

We believe that the overinvestment in capital spending, technology and telecommunications infrastructure that we experienced in the late 1990s needs to be absorbed. We expect the restoration of corporate balance sheets and consumer savings to continue to take place over the course of this year. In light of these trends, we expect earnings will remain under pressure, dampening equity gains. However, interest rates should remain historically low and the economy is grudgingly improving, both providing support to stocks. Therefore, although we do not expect continued substantial equity declines, the risk to investors is a lack of a positive catalyst to propel the market higher from these levels.

After the substantial declines we've experienced in the stock market, we are finding more good values today among quality growth stocks relative to three years ago when valuations were at extreme levels. We believe that these quality companies will provide the portfolio with strong returns, even if the economy continues to disappoint. We are excited about the Fund's prospects as we put our tested investment process into place.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER

/s/ Kenneth Turek
                               KENNETH J. TUREK
                       PORTFOLIO MANAGER MID CAP GROWTH

Millennium Fund Portfolio Commentary

As all stock investors know, the equity markets have provided a great deal of pain over the past several years. Some of the worst pain was inflicted during 2002, and especially during September, the beginning of this six-month reporting period.

The Millennium Fund underperformed its benchmark, the Russell 2000 Growth Index, for the six months ending February 28, 2003. Performance was hurt by the Fund's positioning for an economic rebound in 2002. As the economy and earnings growth rates deteriorated during the course of the year, this positioning contributed to underperformance relative to the benchmark and our peers. In addition, the Fund was significantly underweighted in technology stocks at the beginning of a market rally in October, which also held back portfolio gains. Finally, individual stock selection negatively impacted the Fund's return, as some holdings showed deteriorating fundamentals.

Since the start of this year, we represent the new team responsible for the management of the Millennium Fund. We are part of the new Neuberger Berman Growth Group, which includes one Team Leader and three Portfolio Managers who are dedicated to the various growth portfolios. In addition, a dedicated analytical staff based in Chicago supports us. We believe that the responsibility for specific portfolios promotes accountability. The use of open communication during formal investment reviews of the portfolio promotes teamwork, which supports ongoing development of insights into sectors, industries and companies.

Our team uses both fundamental analysis and quantitative tools, overlaid by our professional judgment, to determine the allocation of portfolio investments. In our investments of the Fund's assets, we are benchmark-aware and we manage actively, seeking to enhance returns relative to the passive alternative.

We believe that active management decisions can capitalize on inefficiencies in the macroeconomic factor and sector levels, as well as on an individual security level. Although we seek to add incremental value via active decisions on the factor and sector levels, bottom-up security selection takes precedence in managing the Millennium Fund's portfolio of small-cap stocks. Our approach focuses on identifying catalysts for appreciation that are not yet reflected in current market prices, and which could result in increasing returns on investment and capital appreciation. We employ quantitative screens that in particular look to earnings revisions and relative strength as signs of potential growth. In addition we use a fundamental analysis process that is dependent on the identification of a catalyst for appreciation that has not yet reflected in current market prices.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Millennium Fund /1/ Inception Date    Six Month    Average Annual Total
                                                    Period Ended    Return Ended 3/31/03
                                                       2/28/2003    1 Year Life of Fund
   Investor Class /3a/                   10/20/1998      (12.50%) (42.90%)        3.10%
   Trust Class /3b, 5/                   11/03/1998      (12.43%) (42.93%)        3.00%
   Advisor Class /3b, 6/                 05/03/2002      (12.57%) (43.03%)        3.04%
   Russell 2000 Growth Index/ 2/                          (5.55%) (31.63%)       (3.26%)
   Russell 2000 Index/ 2/                                 (7.09%) (26.96%)        2.13%

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

We execute our investment strategy in a disciplined, market-oriented approach seeking to outperform relative to the underlying benchmark. Risk management is an integral component of our investment process, including review of performance and positioning in addition to the more traditional analysis of portfolios versus the market.

Looking forward to the prospects for equity investors, we think that the key continues to be the economy. The underpinnings of the economy include consumer spending and capital spending. The consumer continues to be concerned regarding the future and therefore is likely to be cautious with regard to future spending. In addition, geopolitical uncertainties are influencing the stock market today; equity returns longer term will be enhanced only by positive economic activity, which will take time.

We believe that the overinvestment in capital spending, technology and telecommunications infrastructure that we experienced in the late 1990s needs to be absorbed. We expect the restoration of corporate balance sheets and consumer savings to continue to take place over the course of this year. In light of these trends, we expect earnings will remain under pressure, dampening equity gains. However, interest rates should remain historically low and the economy is grudgingly improving, both providing support to stocks. Therefore, although we do not expect continued substantial equity declines, the risk to investors is a lack of a positive catalyst to propel the market higher from these levels.

After the substantial declines we've experienced in the stock market, we are finding more good values today among quality growth stocks relative to three years ago when valuations were at extreme levels. We believe that these quality companies will provide the portfolio with strong returns, even if the economy continues to disappoint. We are excited about the Fund's prospects as we put our tested investment process into place.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER

/s/ David A. Burshtan
                               DAVID H. BURSHTAN
                      PORTFOLIO MANAGER SMALL CAP GROWTH

Partners Fund Portfolio Commentary

With uncertainty regarding the Iraq crisis eroding business, consumer, and investor confidence, the economy and stock market continued to struggle in the first half of fiscal 2003. Nine out of the ten sectors in our Russell 1000 Value Index benchmark closed this six-month reporting period in the red, with only information technology posting a modestly positive return. The Partners Fund declined as well.

Health care and energy investments had the most favorable impact on portfolio returns. Although we were underweighted in energy relative to the Russell benchmark, our commitment to exploration and production, and oil services stocks (and avoidance of the integrated oils) helped us achieve respectable returns, versus a loss for the energy sector component of our benchmark. We continue to see good value in selective exploration and production and energy-services companies. Although we believe a successful resolution to the Iraq crisis will bring energy prices down significantly, they are likely to remain at levels that will encourage more exploration and production activity.

Overweighting health care (and our stock selection in that area) also produced a positive return, compared with a significant decline for the health care component of the Russell 1000 Value Index. Starting in the second half of calendar 2002, we began increasing our weighting in health care, building a diversified portfolio of biotechnology, medical products and hospital companies, as well as leading health maintenance organizations (HMOs). This worked to our advantage as investors responded to ongoing economic weakness by gravitating to less economically sensitive industry groups. Genzyme (a leading "orphan" drug company), Boston Scientific (second to Johnson & Johnson and the only "pure play" in the rapidly growing coated stent business), and Laboratory Corp of America (a high-quality laboratory testing company), finished first, second and third on our top-ten performance list. Health care stocks may underperform cyclical companies when the economy regains momentum. However, in the interim, we believe that they continue to provide ballast for the portfolio.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Partners Fund /1, 9/ Inception Date    Six Month        Average Annual Total
                                                     Period Ended        Return Ended 3/31/03
                                                        2/28/2003    1 Year 5 Years  10 Years
    Investor Class                    01/20/1975/4/        (8.41%) (28.11%)  (5.84%)    7.09%
    Trust Class /3a, 5/               08/30/1993           (8.49%) (28.21%)  (5.98%)    7.01%
    Advisor Class /3a, 6/             08/16/1996           (8.53%) (28.41%)  (6.30%)    6.73%
    Russell 1000 Value Index /2/                           (7.80%) (22.79%)  (2.03%)    9.24%
    S&P 500 Index /2/                                      (7.29%) (24.75%)  (3.76%)    8.52%


The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Although our consumer discretionary investments declined modestly, they substantially outperformed benchmark sector components. Leading electronics discount retailer Best Buy continued to advance despite the slowdown in consumer spending. Buoyed by the successful rollout of its new Hollister Stores, which cater to hip-hop and "happening" teens, Abercrombie & Fitch stock also posted a solid gain. The company's strategy of focusing on profitability rather than just volume growth, continues to make it one of our favorite retailers. Returns in the consumer discretionary sector were penalized, however, by the poor performance of Home Depot, which reported an unanticipated 10% decline in same store sales in December. We believe that, if it successfully implements new purchasing and inventory technologies, Home Depot's fundamentals will improve rapidly.

Our industrial holdings had the most negative impact on returns. Our overweight in industrials and sharp declines in airlines reservations company Sabre Holdings, paints and abrasives leader Masco (a large vendor to Home Depot), and auto and industrial parts manufacturer SPX Corp penalized performance. Industrial companies have been the biggest victims of the weak economy and, in particular, the ongoing capital spending drought. When corporate America regains confidence and starts spending again, we believe industrial companies will be among the market leaders.

Our financial services investments also disappointed, in large part due to weakness in property and casualty insurance stocks, which sold off due to concerns regarding large asbestos liability claims and the threat of some reinsurance companies failing to live up to their obligations. This affected our P&C industry holdings even though they have little or no exposure to asbestos litigation and have been steadily raising premium prices.

As I write, war with Iraq is beginning. We agree with Federal Reserve Chairman Alan Greenspan and many other leading economists that uncertainty over Iraq and its negative impact on corporate and consumer confidence has been the primary restraint on the economy. In our opinion, most of the preconditions for a stronger economy (low interest rates, tight inventories, and relatively healthy corporate and household balance sheets) are already in place. If, as we anticipate, America and its allies achieve a swift victory, we believe corporate leaders will gain the confidence to start investing in their businesses again and that consumer confidence (presently at a 12-year low) will improve significantly. Equally important, high energy prices, which represent a large tax on corporations and consumers, should come down significantly.

In closing, with the economy limping along and investors shunning stocks, it has been difficult for the Partners Fund to make much progress. We believe the successful resolution of the Iraq conflict and continued success in tracking down terrorists will improve corporate, consumer, and investor morale and result in a strong economic and stock market recovery. Our portfolio is positioned in the highest quality names in their respective industries -- the type of stocks we believe investors will want to own when sentiment improves.

Sincerely,

/s/ B. Mullick signature
                                S. BASU MULLICK
                               PORTFOLIO MANAGER

Real Estate Fund Portfolio Commentary

In the first half of fiscal 2003 (six months ended February 28, 2003), the Fund outperformed its benchmark, the NAREIT Equity REIT Index, generating a total return of -0.47% versus a 4.70% loss for the Index. The Index was negatively impacted by rising vacancy rates in some property sectors, which prompted concern about short-term earnings for real estate investment trusts. Our results, however, were driven by outperformance in 10 of the 12 property sectors in which we were invested.

A substantial overweighting in regional malls (along with shopping centers, the best performing property sectors in the NAREIT Index) had the most favorable impact on portfolio returns. Although we were underweighted in shopping centers, our holdings performed quite well, producing attractive returns. The portfolio was modestly over-weighted in the industrial property category and, collectively, our holdings produced respectable positive returns versus a modest loss for this sector in the NAREIT Index. We were underweighted in the self-storage sector, although our stock selection translated into positive returns and modestly superior relative performance.

We were also underweighted in the lodging/resort sector and outperformed the NAREIT Index components by a substantial margin. However, our investments in this hard hit sector had the most negative impact on portfolio performance. Despite superior relative performance in the troubled office sector, our investments here also penalized returns.

The current economic environment, characterized by weak business spending, little new job creation, and a slowdown in consumer spending has softened demand for most types of commercial real estate. Demand for office space, apartments, and hotels have been notably weak. We don't anticipate any significant improvement in demand for these property types until the economy gains some momentum, which we expect to occur in second half of calendar 2003 or in early 2004. Demand for retail properties remains solid and so do earnings expectations. Industrial properties appear to be emerging from a trough in property level fundamentals, but earnings growth is still muted.


--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Real Estate Fund /1, 11/ Inception Date    Six Month      Cumulative Total
                                                         Period Ended  Return Ended 3/31/03
                                                            2/28/2003          Life of Fund
      Trust Class /3b/                        05/01/2002       (0.47%)                0.99%
      NAREIT Equity REIT Index /2/                             (4.70%)               (4.26%)


The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

We expect flat earnings growth for REITs in 2003 unless the economy gains some traction sooner than we anticipate. In general, however, current dividends are relatively well covered and on average translate into an attractive 7% yield. REITs can enhance earnings somewhat by refinancing debt at today's low interest rates or by buying back shares. Also, REITs trading at deep discounts to net asset value (NAV) can buttress dividends by selling assets into a property market that is strongly supported by low interest rates and investor demand for income. Finally, we are encouraged by the fact that supply growth for most property types has slowed, while many property sectors are showing cyclical lows in the percentage level of new supply growth.

REITs appear reasonably valued, based on historical valuation measures. At the close of this reporting period, the REIT universe was trading at 9.6 times this year's earnings estimates. This compares with a long-term average p/e of 12.1 and is near the low end of the group's 8 to 15 p/e range over the past 16 years. We believe this below average p/e multiple fully discounts today's flat earnings environment and that p/e multiples will expand as earnings recover in a more buoyant economy. Also, the REIT universe is now trading at a 10% to 15% discount to NAV, also in the low end of the -20% to +20% price to NAV range of the last ten years.

We have been repositioning the portfolio by increasing weightings in the industrial, regional mall, and self storage sectors. We believe the industrial sector and the self-storage sector will be among the first property types to benefit from an improving economy. The regional mall industry continues to benefit from healthy fundamentals and a positive acquisition environment. The industrial and regional mall sectors are now overweighted versus our NAREIT Equity REIT benchmark. Also, we continue to identify special investment situations in the REIT universe that we believe are either unjustifiably cheap on a net-asset-value basis and/or are positioned to report better-than-expected earnings growth.

We have reduced weightings in the lodging/resort and healthcare sectors. While inexpensive on a price-to-net-asset-value basis, lodging/resort REITs continue to be hurt by very weak demand, while earnings visibility is severely limited. The healthcare sector, which is dominated by nursing home owners, has performed quite well over the last several years. However, we think that this will be among the last REIT property categories to respond to an economic recovery and we are also concerned that future earnings growth may be restrained due to pressure on Medicare and Medicaid reimbursement rates.

In closing, over the longer term, we believe REITs are capable of delivering 10%-12% annualized returns, divided about equally between earnings-driven capital appreciation and dividends. Over the next 12 months, we believe that dividends will provide most of the return until an improving economy can regenerate more normalized earnings growth.

Sincerely,

/s/ Steven R. Brown
                                STEVEN R. BROWN
                               PORTFOLIO MANAGER

Regency Fund Portfolio Commentary

With geopolitical tensions obscuring the short-term outlook for the economy and corporate profits, most equity investors continued to sit on their hands in the first half of fiscal 2003. Ironically, lower quality companies in distressed industries outperformed -- in our opinion a reflection of aggressive investors hoping to cash in on more volatile stocks in an anticipated post-Iraq rally. As longer term Fund shareholders know, that's not our style. We buy high-quality mid-sized companies at what we perceive to be attractive fundamental valuations, and trust that they will generate favorable long-term investment returns. Although the Regency Fund declined during this reporting period, it modestly outperformed its Russell Midcap Value Index benchmark.

Our investments in the energy sector -- primarily natural gas exploration and production companies -- had the most favorable impact on portfolio returns. We continue to like the prospects for these stocks. Demand for natural gas is strong and supply is constrained. Current production is rapidly depleting existing reserves and spending on exploration has been low, limiting future deliverability. Furthermore, inventories are below historical averages and imports are minimal due to the difficulty and expense of transporting this commodity. We think this bodes well for the profit margins and future earnings of natural gas producers, especially those that can continue to grow production in this tight environment. Our holdings have performed well enough that we have taken some profits, but the portfolio remains significantly overweighted in the energy sector.

We are substantially underweighted in the utilities sector, but our holdings (primarily power transmission and distribution companies with sufficient generating capacity to serve their customer bases) performed quite well during the reporting period. Our decision to avoid merchant power companies (the Calpines and Enrons of the utilities sector) was the primary reason that our utilities holdings posted positive returns versus a substantial loss for the utilities component of our benchmark index.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Regency Fund /1, 9/ Inception Date    Six Month    Average Annual Total
                                                    Period Ended    Return Ended 3/31/03
                                                       2/28/2003    1 Year Life of Fund
  Investor Class /3b/                    06/01/1999       (6.62%) (17.73%)        5.02%
  Trust Class /3b, 5/                    06/10/1999       (6.60%) (17.74%)        5.00%
  Russell Midcap Value Index /2/                          (7.96%) (19.65%)       (0.22%)
  Russell Midcap Index /2/                                (5.29%) (21.50%)       (1.95%)


The risks involved in seeking capital appreciation from investments primarily in companies with medium market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Our financial services investments, most notably positions in property and casualty insurance companies, disappointed. Our focus has been on high quality P&C companies with little or no exposure to asbestos liability. As a result of giant losses sustained from 9/11 and asbestos liability suits, and big declines in investment portfolios, a lot of capital has been eliminated from this industry. The limited supply of capital, combined with strong demand, has fostered price increases that should eventually translate into better profit margins and earnings. Judging from current valuations, investors don't seem to believe that the industry's strong pricing cycle can be sustained. We believe otherwise.

Our health care holdings also underperformed -- a real mystery to us considering their particularly attractive fundamentals in the current economic and market environment. Despite the weak economy, health maintenance organizations (HMOs), hospitals, and special service health care providers have been able to raise prices while controlling costs. They have strong balance sheets and, over the long term, demographics (the aging of the baby boom generation) that point to sustained growth. At the close of the reporting period, we owned ten health care stocks, all of which we believe can grow annual earnings by 15%-20% over the longer term and all of which have returns on equity (ROE) of 15% or better. On average, these stocks are trading at just 10 times our 2004 earnings estimates. Why so cheap? Our best guess is that health care stocks have not interested speculative investors who are positioning themselves for a short-term post Iraq rally.

In the industrials sector, Valassis Communications, which along with a division of News Corp. dominates the retail coupon business, declined sharply. In our opinion, investors overreacted to a loss of market share to News Corp. However, Valassis' market share has since stabilized. Although its earnings will be down this year (due to competitive pricing resulting from the market share tussle with News Corp.), Valassis should grow at a 10% annualized rate over the long term. We think the company's current multiple (roughly 11 times our 2003 earnings forecast) is too low for a major player with such strong free cash flow.

As we write, it is very difficult to predict the short-term prospects for the market, due to the start of war with Iraq. We leave it up to prognosticators to divine the economic consequences of the conflict. We will simply focus on identifying companies that qualify, based on our quality and value standards, as attractive long-term investments. The silver lining to the cloud that hangs over the market is that we have been able to buy great companies at what we believe to be opportunistic prices relative to longer term earnings potential. The quality of the Regency Fund portfolio has never been higher and valuations have rarely been so appealing. This gives us faith that in a more benign stock market environment, the Fund will reward shareholders satisfactorily.

Sincerely,

/s/ R. Gendelman signature
/s/ Andrew B. Wellington
                   ROBERT GENDELMAN AND ANDREW B. WELLINGTON
                             PORTFOLIO CO-MANAGERS

Socially Responsive Fund Portfolio Commentary

In the first half of fiscal 2003, geopolitical and economic uncertainties continued to restrain the economy and the stock market. Eight of the ten industry sectors in the S&P 500 posted declines, with only the information technology and telecommunications services sectors finishing with modest gains. Despite the hostile market environment, we are pleased to report that the Socially Responsive Fund closed this reporting period substantially outperforming the S&P 500.

Our consumer discretionary sector investments had the most favorable impact on portfolio performance, with cable television operator Comcast and cable television network holding company Liberty Media Group finishing near the top of our performance list. Comcast, which purchased AT&T's cable television assets, is doing a good job cutting costs and reducing the high attrition rate of former AT&T cable customers. Liberty Media Group, a diverse collection of public and privately held cable network assets, has plenty of cash available to add to its holdings at advantageous prices in today's soft media market. Liberty Media also appears committed to transactions that will help illuminate the value of its investments in private media companies.

Energy sector investments, in particular natural gas company holdings, performed well on an absolute and relative basis. Natural gas distributors benefited from strong demand (due in part to severe winter weather in the Northeast and Midwest) and restrained production capacity. With very favorable supply/demand dynamics, these stocks are still good values, we believe, even if the price of natural gas retreats to year-ago levels.

Technology sector holdings also made a positive contribution to performance. In the tech sector, we are strongly biased in favor of companies that dominate their respective industry niches and have a track record of gaining market share from their competitors. Our investment in personal computer leader Dell Computer, among our best tech performers during this reporting period, demonstrates the effectiveness of this strategy.

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman
Socially Responsive Fund /1, 9/ Inception Date    Six Month            Average Annual Total
                                               Period Ended            Return Ended 3/31/03
                                                  2/28/2003    1 Year 5 Years  Life of Fund
 Investor Class /3a/                03/16/1994        0.02%  (14.04%)  (1.67%)        8.29%
 Trust Class /3a, 5/                03/03/1997       (0.08%) (14.32%)  (1.91%)        8.13%
 Russell 1000 Value Index /2/                        (7.80%) (22.79%)  (2.03%)        9.16%
 S&P 500 Index /2/                                   (7.29%) (24.75%)  (3.76%)        8.69%


Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

The Fund's financial services sector investments had the most negative impact on portfolio performance, with property and casualty insurance broker Willis Group Holdings declining significantly and real estate investment trusts Equity Office Properties and Equity Residential Properties retreating as well. Property and casualty insurance premiums have been moving higher, improving the fundamental outlook for Willis Group. We trimmed our position in Equity Office Properties because long office leases, typically 5-6 years, may delay fundamental improvements even after the economy firms. We have maintained our full position in Equity Residential Properties, because we believe fundamentals in the apartment sector will improve more quickly as the economy regains some traction. With well-covered dividends translating into yields approximating 7%, we believe both companies are good defensive investments with attractive upside in a more vibrant economic environment.

As is our custom, we will highlight (please note we do not say "recommend for purchase") two portfolio companies that illustrate our investment process and fulfill our socially responsive mandate. Danaher is a diversified industrial company with approximately 20% of its revenues coming from products used in water testing and purification. This is a profitable business that contributes significantly to Danaher's earnings. In addition, the limited supply of potable water in many underdeveloped nations presents a serious health risk. So, we believe that Danaher qualifies not only as a good investment, but also as a good global corporate citizen.

Praxair is a leading supplier of industrial gases used for such things as gasoline refining, steel making, and hospital and home healthcare. Its best current growth opportunity is providing hydrogen used in the refining process to reduce the amount of sulfur in gasoline and to satisfy new federal auto emissions standards for greenhouse gases. Praxair is one of just two major companies in this business. Praxair's research and development department has also come up with a new process for injecting oxygen into steel blast furnaces. This process saves energy, reduces costs for steel producers and helps lessen pollution. Industrial gas volumes fluctuate with the relative strength of the economy. However, Praxair generally supplies its customers on a longer-term contract basis, thereby diminishing the impact of cyclical volume swings on its profitability. Finally, Praxair gets high grades for providing extensive family-oriented benefits to its employees and having a workplace safety record five times better than the industrial sector average.

As we write, the Iraq crisis continues to cloud the outlook for the economy and the stock market. Consequently, the portfolio is made up of companies that we believe can grow cash flow and earnings even in today's slow growth economy. Should geopolitical tensions ease and the economy gain some momentum, these same companies should be able to exceed our current fundamental expectations and attract favorable investor attention.

Sincerely,

/s/ J. Prindle signature

/s/ A. Moretti signature
                       JANET PRINDLE AND ARTHUR MORETTI
                             PORTFOLIO CO-MANAGERS

Endnotes


               1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

               2. Please see "Glossary of Indices" on the following page for a description of indices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

               3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Neuberger Berman Management Inc. (NBMI).

                    a. NBMI previously absorbed or waived certain operating expenses.

                    b.    NBMI currently absorbs certain operating expenses.

               4. These dates reflect when NBMI first became investment adviser to these Funds.

               5. Performance prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class. Please see the notes to the financial statements for specific information regarding which classes currently have a portion of their operating expenses absorbed by NBMI.

               6. Performance prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds (prior to August 1996 for Partners Fund; April 1997 for Genesis Fund; May 2002 for Fasciano Fund and Millennium Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class. Please see the notes to the financial statements for specific information regarding which classes currently have a portion of their operating expenses absorbed by NBMI.

               7. NBMI first became investment advisor of the Fasciano Fund after the close of business on 3/23/2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc.

               8. Performance prior to July 1999 for the Institutional Class of Genesis Fund is that of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class.

               9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

              10. As of April 2, 2001, the fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger&Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

              11. The period of the Real Estate Fund's commencement of operations through the end of its first period is very short; accordingly, performance during the period may not reflect the long-term variability of the funds returns. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

                    For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

                                      28a

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Glossary of Indices


                 S&P 500 Index: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

         Russell 1000(R) Index: Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index(R) represents approximately 92% of the total market capitalization of the Russell 3000 Index.

   Russell 1000(R) Value Index: Measures the performance of those Russell
                                1000(R) companies with lower price-to-book ratios and lower forecasted growth rates.

  Russell 1000(R) Growth Index: Measures the performance of the Russell 1000(R)
                                companies with higher price-to-book ratios and higher forecasted growth rates.

         Russell 2000(R) Index: An unmanaged index consisting of securities of the 2,000 issuers having the smallest
                                capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell 3000(R) total market capitalization. The smallest company's market capitalization is roughly $128 million.

  Russell 2000(R) Growth Index: Measures the performance of those Russell
                                2000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

   Russell 2000(R) Value Index: Measures the performance of those Russell
                                2000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

                 EAFE(R) Index: Also known as the Morgan Stanley Capital
                                International Europe, Australasia, Far East
                                Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions.

       Russell Midcap(R) Index: Measures the 800 smallest companies in the
                                Russell 1000(R) Index.

Russell Midcap(R) Growth Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with higher
                                price-to-book ratios and higher forecasted growth values.

 Russell Midcap(R) Value Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with lower
                                price-to-book ratios and lower forecasted growth values.

      NAREIT Equity REIT Index: The NAREIT Equity REIT Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

                                      29a

Schedule of Investments Century Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %


                             1  Microsoft Corp.  5.8

                             2  Pfizer Inc.      5.4

                             3  Johnson &
                                Johnson          3.6

                             4  Cisco Systems    3.2

                             5  Dell Computer    3.0

                             6  Amgen Inc.       2.9

                             7  General Electric 2.5

                             8  Intel Corp.      2.5

                             9  HCA Inc.         2.2

                            10  IBM              2.1

--------------------------------------------------------------------------------


              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Common Stocks (100.2%)

              Advertising (0.5%)
               2,200 Lamar Advertising                 $   69*

              Business Services--IT Business
              Services (6.8%)
               3,100 Affiliated Computer Services         139*
               3,800 Apollo Group Class A                 176*
               4,300 Automatic Data Processing            140
               2,600 First Data                            90
               2,200 Fiserv, Inc.                          70*
               1,900 SPX Corp.                             69*
              13,050 SunGard Data Systems                 257*
                                                       ------
                                                          941

              Capital Equipment (2.5%)
              14,500 General Electric                     349

              Communications Equipment (4.5%)
              31,625 Cisco Systems                        442*
               5,100 L-3 Communications Holdings          184*(S)
                                                       ------
                                                          626

              Consumer Cyclicals (1.8%)
               9,900 USA Interactive                      243*(S)

              Consumer Staples (1.9%)
               4,000 Clorox Co.                           169
               3,450 Comcast Corp. Class A Special         97*
                                                       ------
                                                          266

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Cosmetics (1.6%)
               7,300 Gillette Co.                         220

              Defense & Aerospace (0.6%)
               1,400 General Dynamics                      83

              Electrical Equipment (0.8%)
               8,000 Broadcom Corp.                       116*

              Energy (1.2%)
               3,700 Anadarko Petroleum                   170

              Financial Services (8.4%)
               2,500 American Express                      84
               4,100 American International Group         202
               3,300 Citigroup Inc.                       110
               3,300 Fannie Mae                           212
               2,200 Freddie Mac                          120
               3,250 Lennar Corp.                         176
               2,000 MBIA, Inc.                            76
               2,100 TCF Financial                         88
               2,300 Wells Fargo                          104
                                                       ------
                                                        1,172


                 Number of Shares               Market Value/+/
                                                (000's omitted)

                 Food & Beverage (3.9%)
                  2,100 Anheuser-Busch              $   98
                  7,450 PepsiCo, Inc.                  286
                  7,800 Sara Lee                       154
                                                    ------
                                                       538

                 Hardware (2.4%)
                  3,700 IBM                            288
                  5,500 Seagate Technology              51*
                                                    ------
                                                       339

                 Health Care (26.2%)
                  1,900 AmerisourceBergen Corp.        104
                  7,400 Amgen Inc.                     404*
                  3,300 Anthem, Inc.                   197*
                  4,200 Boston Scientific              186*
                  3,000 Eli Lilly                      170
                  2,700 Express Scripts                140*
                  4,200 Forest Laboratories            209*
                  7,500 HCA Inc.                       309
                  9,654 Johnson & Johnson              506
                  4,600 MedImmune, Inc.                138*
                 25,125 Pfizer Inc.                    749
                  4,825 Quest Diagnostics              255*
                  1,700 UnitedHealth Group             141
                  3,800 Wyeth                          134
                                                    ------
                                                     3,642

                 Health Products & Services
                 (0.4%)
                  1,400 Patterson Dental                62*

                 Insurance (1.0%)
                  2,600 Arthur J. Gallagher             64
                  1,900 Marsh & McLennan                77
                                                    ------
                                                       141

                 Manufacturing (6.6%)
                  2,100 3M Co.                         263
                  3,400 Alberto-Culver Class B         169
                  4,200 Altria Group                   162*
                  1,700 Danaher Corp.                  111
                  2,500 Procter & Gamble               205
                                                    ------
                                                       910

                 Media (2.9%)
                  7,400 Viacom Inc. Class B            275*
                  3,900 Westwood One                   130*
                                                    ------
                                                       405

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Schedule of Investments Century Fund cont'd


                Number of Shares               Market Value/+/
                                               (000's omitted)

                Oil & Gas (2.1%)
                 2,400 BJ Services                 $    82*
                 3,100 Burlington Resources            144
                 2,000 Noble Energy                     71
                                                ----------
                                                       297

                Retail (4.9%)
                 2,500 Best Buy                         73*
                 4,300 Harley-Davidson                 170
                 4,600 Kohl's Corp.                    225*/(S)/
                 2,800 Lowe's Cos.                     110
                 3,500 Walgreen Co.                     98
                                                ----------
                                                       676

                Semiconductors (4.9%)
                19,900 Intel Corp.                     343
                 8,900 Microchip Technology            227
                 6,800 Texas Instruments               114
                                                ----------
                                                       684

                Software (7.5%)
                 7,700 BEA Systems                      75*
                 2,400 Mercury Interactive              78*
                33,800 Microsoft Corp.                 801
                10,000 Siebel Systems                   86*
                                                ----------
                                                     1,040

                Systems & Components (3.0%)
                15,400 Dell Computer                   415*

                Telecommunications (3.3%)
                30,800 AT&T Wireless Services          182*
                 8,200 Nextel Communications           115*/(S)/
                12,000 Nokia Corp. ADR                 159
                                                ----------
                                                       456

                Tobacco (0.5%)
                 2,200 UST, Inc.                        63

                Total Common Stocks
                (Cost $15,565)                      13,923
                                                ----------

                Principal Amount                Market Value/+/
                                                (000's omitted)

                Short-Term Investments (5.2%)
                $722,678 N&B Securities Lending
                          Quality Fund, LLC
                          (Cost $723)               $   723/#/
                                                    -------

                Total Investments (105.4%)
                (Cost $16,288)                       14,646/##/
                Liabilities, less cash,
                 receivables and other assets
                 [(5.4%)]                              (751)
                                                    -------

                Total Net Assets (100.0%)           $13,895
                                                    -------

See Notes to Schedule of Investments

Schedule of Investments Fasciano Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Young
                                Innovations     3.1

                             2  Landstar System 2.8

                             3  G & K Services  2.7

                             4  Pulitzer Inc.   2.6

                             5  HCC Insurance
                                Holdings        2.6

                             6  STERIS Corp.    2.6

                             7  K-V
                                Pharmaceutical  2.5

                             8  Emmis
                                Communications  2.5

                             9  Zebra
                                Technologies    2.3

                            10  McClatchy Co.   2.2

--------------------------------------------------------------------------------

             Number of Shares                    Market Value/+/
                                                 (000's omitted)

             Common Stocks (88.3%)

             Biotechnology (1.0%)
              90,100 Techne Corp.                   $  1,957*/(S)/

             Business Services (3.8%)
             218,100 G & K Services                    5,538
             116,800 Watson Wyatt & Co.                2,241*
                                                    --------
                                                       7,779

             Commercial Services (4.0%)
              61,600 FirstService Corp.                  796*
             127,200 Modine Manufacturing              1,950
             112,000 National Processing               1,596*/(S)/
             330,400 OM Group                          2,795
              98,100 Steiner Leisure                   1,040*
                                                    --------
                                                       8,177

             Communications (1.1%)
             277,100 Mediacom Communications           2,325*/(S)/

             Consumer Products & Services (11.0%)
             154,000 Blyth Industries                  3,827
             205,300 Central Parking                   1,973/(S)/
             186,300 Plantronics, Inc.                 2,684*
             165,000 ShopKo Stores                     1,807*/(S)/
             144,600 Snap-on                           3,613
             133,500 Spartech Corp.                    2,283
              56,700 Strayer Education                 3,023/(S)/
             110,210 Tootsie Roll Industries           3,099/(S)/
                                                    --------
                                                      22,309

             Distributor (3.6%)
             147,500 D & K Healthcare Resources        1,382
             205,300 MSC Industrial Direct             3,665*
             107,200 ScanSource, Inc.                  2,186*
                                                    --------
                                                       7,233

             Entertainment (2.2%)
             115,400 International Speedway            4,400

             Financial Services (10.8%)
              97,500 American Capital Strategies       2,408/(S)/
              43,200 Corus Bankshares                  1,886
              34,400 FactSet Research Systems            880
              73,300 Financial Federal                 1,858*/(S)/
              62,700 Greater Bay Bancorp               1,004/(S)/
             211,000 HCC Insurance Holdings            5,205/(S)/
             102,700 ITLA Capital                      3,389*
             144,100 LaBranche & Co.                   2,928/(S)/
              51,300 W.P. Stewart & Co.                  803
              15,200 Waddell & Reed Financial            254/(S)/
              63,800 WFS Financial                     1,198*/(S)/
                                                    --------
                                                      21,813


                Number of Shares               Market Value/+/
                                               (000's omitted)

                Health Care (1.0%)
                 95,500 Apria Healthcare Group    $  2,104*

                Health Products & Services (13.3%)
                120,150 DENTSPLY International       4,191
                410,700 Hooper Holmes                1,996
                 15,966 INAMED Corp.                   520*
                261,400 K-V Pharmaceutical           5,176*
                102,700 Landauer, Inc.               3,625
                205,300 STERIS Corp.                 5,184*
                274,200 Young Innovations            6,255*
                                                  --------
                                                    26,947

                Insurance (0.5%)
                 35,100 RLI Corp.                      910

                Machinery & Equipment (6.1%)
                130,500 IDEX Corp.                   3,618/(S)/
                 86,400 Kaydon Corp.                 1,555
                187,800 Manitowoc Co.                3,412
                 98,700 Regal-Beloit                 1,570
                146,400 Robbins & Myers              2,225/(S)/
                                                  --------
                                                    12,380

                Manufacturing (0.6%)
                 45,400 A.O. Smith                   1,170

                Oil & Gas (2.6%)
                 65,100 CARBO Ceramics               2,295/(S)/
                116,700 Offshore Logistics           2,154*
                 51,100 Universal Compression
                         Holdings                      908*/(S)/
                                                  --------
                                                     5,357

                Publishing & Broadcasting (12.8%)
                260,600 Emmis Communications         5,157*
                256,700 Journal Register             3,894*
                102,700 Lee Enterprises              3,291
                 82,200 McClatchy Co.                4,457
                 99,100 Meredith Corp.               3,877
                125,600 Pulitzer Inc.                5,356
                                                  --------
                                                    26,032

                Real Estate (1.3%)
                 44,100 Beazer Homes USA             2,574*/(S)/

                Restaurants (3.0%)
                166,400 Ruby Tuesday                 3,100
                308,000 Steak n Shake                2,960*
                                                  --------
                                                     6,060

                Retail (1.0%)
                 90,600 Regis Corp.                  2,111

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Schedule of Investments Fasciano Fund cont'd

                 Number of Shares            Market Value/+/
                                             (000's omitted)

                 Technology (3.4%)
                  51,300 Littlefuse, Inc.       $    913*
                 140,590 Methode Electronics
                          Class A                  1,248
                  75,000 Zebra Technologies        4,731*
                                                --------
                                                   6,892

                 Transportation (3.8%)
                 154,000 EGL, Inc.                 1,943*/(S)/
                 104,500 Landstar System           5,656*
                                                --------
                                                   7,599

                 Waste Management (1.4%)
                  82,100 Stericycle, Inc.          2,909*/(S)/

                 Total Common Stocks
                 (Cost $186,957)                 179,038
                                                --------


                Principal Amount                Market Value/+/
                                                (000's omitted)

                Short-Term Investments (26.6%)
                $31,032,187 N&B Securities
                             Lending Quality
                             Fund, LLC             $ 31,032
                 23,068,927 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class        23,069/@/
                                                   --------

                Total Short-Term Investments
                (Cost $54,101)                       54,101/#/
                                                   --------

                Total Investments (114.9%)
                (Cost $241,058)                     233,139/##/
                Liabilities, less cash,
                 receivables and other assets
                 [(14.9%)]                          (30,320)
                                                   --------

                Total Net Assets (100.0%)          $202,819
                                                   --------

See Notes to Schedule of Investments

Schedule of Investments Focus Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Citigroup Inc. 13.1

                             2  Capital One
                                Financial      13.1

                             3  International
                                Rectifier       7.0

                             4  Merrill Lynch   5.8

                             5  Lehman
                                Brothers
                                Holdings        5.8

                             6  J.P. Morgan
                                Chase           5.4

                             7  Flextronics
                                International   5.0

                             8  Furniture
                                Brands
                                International   5.0

                             9  TJX Cos.        4.7

                            10  Morgan Stanley  4.4

--------------------------------------------------------------------------------

           Number of Shares                         Market Value/+/
                                                    (000's omitted)

           Common Stocks (99.2%)

           Financial Services (54.4%)
           4,510,000 Capital One
                      Financial                  $  139,675
           4,199,500 Citigroup Inc.                 140,011
           1,340,000 FleetBoston Financial           32,910
           2,540,000 J.P. Morgan Chase               57,607
           1,125,000 Lehman Brothers
                      Holdings                       62,291
           1,830,000 Merrill Lynch                   62,367/(S)/
           1,270,000 Morgan Stanley                  46,800
             800,000 Nationwide Financial
                      Services                       19,440
             710,000 Providian Financial              4,331*
             620,000 Travelers Property
                      Casualty Class A                9,703
             400,000 Travelers Property
                      Casualty Class B                6,360
                                                 ----------
                                                    581,495

           Health Care (1.6%)
             605,000 Laboratory Corp.
                      of America Holdings            16,801*

           Retail (13.6%)
           2,910,000 Furniture Brands
                      International                  52,991*/++/
             746,000 Jones Apparel Group             21,156*
             759,600 Neiman Marcus Group
                      Class B                        18,686*
           3,110,000 TJX Cos.                        49,978
             467,000 Tommy Hilfiger                   2,928*
                                                 ----------
                                                    145,739

           Technology (29.6%)
           1,560,000 Advanced Micro Devices           8,564*/(S)/
           5,720,000 Amkor Technology                27,170*
           3,380,000 Celestica Inc.                  40,763*
           6,200,000 Flextronics International       53,816*
           3,355,000 International Rectifier         74,984*/(S)//++/
           2,600,000 Jabil Circuit                   43,186*/(S)/
           7,000,000 Nortel Networks                 15,050*/(S)/
           5,770,000 Solectron Corp.                 18,176*
           1,520,000 Tech Data                       34,382*
                                                 ----------
                                                    316,091

           Total Common Stocks
           (Cost $1,168,858)                      1,060,126
                                                 ----------


                 Principal Amount              Market Value/+/
                                               (000's omitted)

                 Short-Term Investments (4.9%)
                 $42,324,030  N&B Securities
                               Lending Quality
                               Fund, LLC         $   42,324
                  10,293,667  Neuberger Berman
                               Institutional
                               Cash Fund Trust
                               Class                 10,294/@/
                                                 ----------

                 Total Short-Term Investments
                 (Cost $52,618)                      52,618/#/
                                                 ----------

                 Total Investments (104.1%)
                 (Cost $1,221,476)                1,112,744/##/
                 Liabilities, less cash,
                  receivables and other assets
                  [(4.1%)]                          (43,339)
                                                 ----------

                 Total Net Assets (100.0%)       $1,069,405
                                                 ----------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Schedule of Investments Genesis Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                               Holding             %

                            1  AptarGroup Inc.   2.7

                            2  Zebra
                               Technologies      2.5

                            3  Church & Dwight   2.2

                            4  Alberto-Culver
                               Class A           2.1

                            5  Fair, Isaac & Co. 2.1

                            6  Mentor Corp.      2.0

                            7  Wallace
                               Computer
                               Services          1.9

                            8  IDEXX
                               Laboratories      1.8

                            9  DENTSPLY
                               International     1.7

                           10  Henry Schein      1.7

--------------------------------------------------------------------------------

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Common Stocks (92.8%)

             Aerospace (0.1%)
               248,750 Ducommun Inc.               $    2,985*

             Automotive (1.4%)
             1,109,100 Donaldson Co.                   38,652
               568,700 Gentex Corp.                    15,287*
                                                   ----------
                                                       53,939

             Banking & Financial (10.5%)
             1,450,500 Astoria Financial               36,436
               993,500 Bank of Hawaii                  30,898
             2,158,400 Banknorth Group                 48,909
             1,254,200 Colonial BancGroup              14,536
             1,385,900 Cullen/Frost Bankers            43,185
               661,400 East West Bancorp               21,991
               484,000 M&T Bank                        38,246/(S)/
             1,553,515 New York Community
                        Bancorp                        44,446
               793,650 OceanFirst Financial            16,643/++/
             1,342,700 Provident Financial
                        Services                       20,476*/(S)/
             1,547,962 Sterling Bancshares             19,257
               588,517 Texas Regional Bancshares       19,474
               955,100 Webster Financial               34,002
               482,800 Westamerica Bancorp             19,640
                                                   ----------
                                                      408,139

             Building, Construction &
             Furnishing (2.7%)
               911,600 ABM Industries                  14,576
               795,300 EMCOR Group                     38,413*/++/
             1,521,800 Simpson Manufacturing           51,437*/++/
                                                   ----------
                                                      104,426

             Business Services (1.2%)
             1,716,800 Harte-Hanks                     31,435
             1,014,600 West Corp.                      14,488*
                                                   ----------
                                                       45,923

             Consumer Cyclicals (0.2%)
               339,200 Furniture Brands
                        International                   6,177*/(S)/

             Consumer Products &
             Services (7.0%)
             1,711,900 Alberto-Culver Class A          82,753
               636,700 Blyth Industries                15,822
             2,796,000 Church & Dwight                 83,321/++/
               892,600 Lancaster Colony                33,901
             1,421,100 Matthews International          32,374
             1,517,800 Ruddick Corp.                   18,533
               475,500 The First Years                  4,850/++/
                                                   ----------
                                                      271,554


            Number of Shares                      Market Value/+/
                                                  (000's omitted)

            Defense (3.1%)
              953,162 Alliant Techsystems      $   46,038*/(S)/
            1,141,350 Engineered Support
                       Systems                     41,214/++/
            1,818,100 ManTech International        28,308*/(S)//++/
              253,200 Veridian Corp.                5,046*
                                               ----------
                                                  120,606

            Energy (3.5%)
              424,500 Apache Corp.                 27,711
              627,300 Cabot Oil & Gas              15,099
            1,078,290 Swift Energy                 10,039*
              944,500 Unit Corp.                   19,891*
            2,422,950 XTO Energy                   61,083
                                               ----------
                                                  133,823

            Financial Services (0.5%)
              640,650 Union Planters               17,631/(S)/

            Financial Technology (2.1%)
            1,663,625 Fair, Isaac & Co.            81,252/(S)/

            Health Care (14.3%)
              579,600 Datascope Corp.              13,609/(S)/
            1,893,100 DENTSPLY International       66,031
              402,600 Diagnostic Products          13,652
            1,977,600 Haemonetics Corp.            41,510*/++/
            1,637,300 Henry Schein                 65,492*
            1,903,200 IDEXX Laboratories           69,391*/++/
            1,566,700 K-V Pharmaceutical           31,021*
            4,326,000 Mentor Corp.                 75,536/++/
            1,487,900 Patterson Dental             65,482*
            1,016,600 Renal Care Group             29,756*
              715,000 Respironics, Inc.            22,201*/(S)/
            1,043,900 Taro Pharmaceutical
                       Industries                  38,332*/(S)/
              568,800 Universal Health
                       Services Class B            22,092*/(S)/
                                               ----------
                                                  554,105

            Industrial & Commercial
            Products (7.5%)
              969,700 Brady Corp.                  25,823
            1,095,800 Dionex Corp.                 36,403*/++/
              880,500 IDEX Corp.                   24,407
            1,128,900 Kaydon Corp.                 20,320
              705,319 Mohawk Industries            34,829*/(S)/
              831,300 Mueller Industries           20,467*
            1,233,800 Roper Industries             35,595
              705,000 Snap-on                      17,618
            2,829,200 Wallace Computer
                       Services                    72,116/++/
              338,350 Woodhead Industries           4,270
                                               ----------
                                                  291,848

Schedule of Investments Genesis Fund cont'd

              Number of Shares                  Market Value/+/
                                                (000's omitted)

              Insurance (4.5%)
                462,000 Arthur J. Gallagher      $   11,305
              1,216,500 Brown & Brown                35,060/(S)/
                824,400 Erie Indemnity               30,008
                978,400 HCC Insurance
                         Holdings                    24,137
                477,500 PartnerRe Ltd.               23,803
                893,750 W. R. Berkley                36,286
                587,100 Willis Group Holdings        14,707*
                                                 ----------
                                                    175,306

              Intermediates (0.6%)
              1,088,700 Delta & Pine Land            21,502

              Office Equipment (0.9%)
              1,758,000 United Stationers            36,602*/++/

              Oil Services (7.0%)
              1,455,600 Cal Dive International       27,176*
                337,480 Cimarex Energy                6,709*
                635,000 Helmerich & Payne            17,462
                803,700 Nabors Industries            31,867*/(S)/
              2,707,277 National-Oilwell             60,914*
                818,400 Oceaneering
                         International               18,905*
                776,600 Offshore Logistics           14,336*
                768,200 Patterson-UTI Energy         25,458*/(S)/
                467,300 Pride Cos.                    6,776*
              1,120,000 Smith International          39,043*
              1,117,700 Varco International          21,192*/(S)/
                                                 ----------
                                                    269,838

              Packing & Containers (2.7%)
              3,428,600 AptarGroup Inc.             103,887/++/

              Publishing & Broadcasting (2.5%)
              1,805,900 R.H. Donnelley               55,983*/++/
              1,873,200 Valassis
                         Communications              42,671*
                                                 ----------
                                                     98,654

              Restaurants (3.9%)
              1,607,000 AFC Enterprises              26,130*/++/
                732,975 Brinker International        20,318*
              1,538,500 CEC Entertainment            38,940*/++/
              1,818,800 Credence Systems             12,986*
              1,093,400 IHOP Corp.                   24,656*/++/
              1,421,100 Ruby Tuesday                 26,475
                                                 ----------
                                                    149,505

              Retailing (4.5%)
              1,600,900 Claire's Stores              36,533
                300,000 Dress Barn                    3,876*
              1,314,800 Hancock Fabrics              18,775/++/
              1,343,500 Linens 'n Things             31,169*


           Number of Shares                         Market Value/+/
                                                    (000's omitted)

              1,008,800 Michaels Stores           $   23,707*/(S)/
                832,700 Payless ShoeSource            38,812*
                721,200 Russ Berrie                   22,393
                                                  ----------
                                                     175,265

           Technology (9.0%)
              1,029,600 Black Box                     41,864/(S)//++/
                272,000 CACI International             9,213*
              3,090,700 CIBER, Inc.                   16,690*
                826,400 Concerto Software              4,570*/++/
              3,451,300 Electronics for Imaging       57,257*/++/
                738,700 InVision Technologies         16,155*/(S)/
              2,535,100 Keane, Inc.                   20,306*
                580,500 MICROS Systems                13,357*
                691,000 Plexus Corp.                   6,806*/(S)/
              1,541,700 Titan Corp.                   12,257/(S)/
              2,416,300 United Defense
                         Industries                   51,902*
              1,549,800 Zebra Technologies            97,761*/(S)/
                                                  ----------
                                                     348,138

           Technology--Semiconductor (3.1%)
              1,618,000 Actel Corp.                   26,534*/++/
              1,206,700 Cognex Corp.                  27,392*
                571,200 Electro Scientific
                         Industries                    9,796*
              1,213,400 Novellus Systems              35,371*/(S)/
                790,500 Varian Semiconductor
                         Equipment                    20,355*/(S)/
                                                  ----------
                                                     119,448

           Total Common Stocks
           (Cost $3,182,926)                       3,590,553
                                                  ----------

           Principal Amount

           Short-Term Investments (11.4%)
           $158,151,796 N&B Securities
                         Lending Quality
                         Fund, LLC                   158,152
            283,017,811 Neuberger Berman
                         Institutional
                         Cash Fund
                         Trust Class                 283,018/@/
                                                  ----------

           Total Short-Term Investments
           (Cost $441,170)                           441,170/#/
                                                  ----------

           Total Investments (104.2%)
           (Cost $3,624,096)                       4,031,723/##/
           Liabilities, less cash,
            receivables and other assets
            [(4.2%)]                                (162,090)
                                                  ----------

           Total Net Assets (100.0%)              $3,869,633
                                                  ----------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Schedule of Investments Guardian Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Comcast Corp.
                                Class A Special 4.7

                             2  Liberty Media   4.2

                             3  UnitedHealth
                                Group           4.2

                             4  Synopsys, Inc.  3.7

                             5  EOG Resources   3.7

                             6  Citigroup Inc.  3.5

                             7  Dell Computer   3.4

                             8  Vodafone Group
                                ADR             3.4

                             9  Newfield
                                Exploration     3.3

                            10  Danaher Corp.   3.0

--------------------------------------------------------------------------------

              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Common Stocks (97.3%)

              Chemicals (2.8%)
                705,800 Praxair, Inc.          $     37,302

              Communication Services (3.4%)
              2,549,600 Vodafone Group ADR           46,148/(S)/

              Consumer Products &
              Services (1.8%)
              1,171,900 Mattel Inc.                  24,985/(S)/

              Defense (2.7%)
              1,023,800 L-3 Communications
                         Holdings                    36,980*/(S)/

              Energy (2.2%)
                773,800 BP PLC ADR                   29,489/(S)/

              Financial Services (12.2%)
              1,428,064 Citigroup Inc.               47,611/(S)/
                368,560 Freddie Mac                  20,142
                733,700 Lehman Brothers
                         Holdings                    40,625/(S)/
              1,053,400 Merrill Lynch                35,900
                444,800 Wells Fargo                  20,172
                                               ------------
                                                    164,450

              Food & Beverage (2.7%)
              1,554,300 Pepsi Bottling Group         36,137

              Health Care (4.2%)
                688,200 UnitedHealth Group           57,052

              Health Products & Services (3.5%)
                750,600 Millipore Corp.              25,115
                416,800 Quest Diagnostics            21,990*
                                               ------------
                                                     47,105

              Insurance (5.1%)
                 15,000 Berkshire Hathaway           30,975*/(S)/
                         Class B
              1,502,100 Willis Group Holdings        37,628*
                                               ------------
                                                     68,603

              Manufacturing (3.0%)
                627,500 Danaher Corp.                40,800/(S)/

              Media (9.0%)
              2,262,400 Comcast Corp.
                         Class A Special             63,551*/(S)/
              6,242,776 Liberty Media                57,371*
                                               ------------
                                                    120,922

              Oil & Gas (6.9%)
              1,206,200 EOG Resources           49,816/(S)/
              1,291,700 Newfield Exploration         44,047*
                                               ------------
                                                     93,863


               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Oil Services (2.7%)
                 864,300 Schlumberger Ltd.     $     35,963

               Pharmaceutical (5.7%)
               1,059,500 Abbott Laboratories         37,740
               1,114,700 Wyeth                  39,293/(S)/
                                               ------------
                                                     77,033

               Real Estate (5.0%)
                 595,900 AMB Property                16,685
                 601,000 Equity Office
                          Properties Trust           14,743
               1,497,300 Equity Residential          36,354
                                               ------------
                                                     67,782

               Retail (2.0%)
                 944,500 Target Corp.                27,060/(S)/

               Technology--Hardware (3.4%)
               1,714,300 Dell Computer               46,218*

               Technology--Semiconductor (2.4%)
               2,813,700 Teradyne, Inc.              32,611*/(S)/

               Technology--Software (5.8%)
               1,136,800 Microsoft Corp.             26,942
                  40,600 National Instruments         1,367*/(S)/
               1,222,700 Synopsys, Inc.              49,862*/(S)/
                                               ------------
                                                     78,171

               Transportation (3.3%)
                 538,100 Burlington Northern
                          Santa Fe                   13,453
                 736,700 Canadian National
                          Railway                    31,280/(S)/
                                               ------------
                                                     44,733

               Utilities (4.3%)
                 523,700 FPL Group                   29,332
               4,122,100 National Grid
                          Transco                    26,468
                  76,600 National Grid
                          Transco ADR                 2,457/(S)/
                                               ------------
                                                     58,257

               Waste Management (3.2%)
                 652,600 Republic Services           12,445*
               1,568,600 Waste Management            31,215/(S)/
                                               ------------
                                                     43,660

               Total Common Stocks
               (Cost $1,364,881)                  1,315,324
                                               ------------

Schedule of Investments_Guardian Fund cont'd

               Principal Amount                 Market Value/+/
                                                (000's omitted)

               Short-Term Investments (13.7%)
               $155,856,943 N&B Securities
                             Lending Quality
                             Fund, LLC            $  155,857
                 28,668,924 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class        28,669 /@/
                                                  ----------

               Total Short-Term Investments
               (Cost $184,526)                       184,526/#/
                                                  ----------

               Total Investments (111.0%)
               (Cost $1,549,407)                   1,499,850/##/
               Liabilities, less cash,
                receivables and other assets
                [(11.0%)]                           (148,783)
                                                  ----------

               Total Net Assets (100.0%)          $1,351,067
                                                  ----------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Schedule of Investments International Fund

--------------------------------------------------------------------------------

Top Ten Equity Holdings

    Holding                         Country         Industry               %

 1  ENI SpA                         Italy           Energy               3.7

 2  Anglo Irish Bank                Ireland         Banking & Financial  3.5

 3  Petro-Canada                    Canada          Energy               2.6

 4  Diageo PLC                      United Kingdom  Beverages            2.5

 5  TotalFinaElf SA ADR             France          Energy               2.4

 6  British Sky Broadcasting Group  United Kingdom  Media                2.4

 7  USS Co.                         Japan           Automotive           2.3

 8  Suncor Energy                   Canada          Energy               2.1

 9  Lloyds TSB Group                United Kingdom  Banking              1.9

10  Takeda Chemical Industries      Japan           Pharmaceutical       1.8

--------------------------------------------------------------------------------

              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Common Stocks (97.3%)

              Australia (2.9%)
              280,000 Aristocrat Leisure             $   303
               52,392 Australia & New Zealand
                       Banking Group                     523
               27,297 National Australia Bank            480
              334,108 Ramsay Health Care                 654
                                                     -------
                                                       1,960

              Belgium (1.0%)
               21,765 Almanij NV                         701

              Canada (8.6%)
               15,135 Bank of Nova Scotia                536
               15,785 Biovail Corp.                      582*
               11,950 Canadian Natural Resources         411
               48,700 Petro-Canada                     1,737
               76,865 Suncor Energy                    1,404/(S)/
               29,370 Talisman Energy                  1,169
                                                     -------
                                                       5,839

              Denmark (2.7%)
               32,800 H. Lundbeck                        738
               18,000 Jyske Bank                         509
                8,275 Sydbank A/S                        601
                                                     -------
                                                       1,848


              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Finland (2.0%)
              19,200 Amer Group                      $   689
              49,350 Nokia Oyj ADR                       653
                                                     -------
                                                       1,342

              France (10.8%)
              10,333 Aventis SA ADR                      466/(S)/
              13,715 Beneteau                            350
              18,340 BNP Paribas                         759
              25,840 CNP Assurances                    1,014
              13,500 Ipsos                               600
              31,680 Publicis Groupe                     571
              24,275 Remy Cointreau                      654
              12,435 Sanofi-Synthelabo SA                665
               6,450 Societe Generale, A Shares          346
              24,930 TotalFinaElf SA ADR               1,639
              19,420 Vivendi Universal                   273
                                                     -------
                                                       7,337

              Germany (0.9%)
              12,175 AMB Generali Holding                556
               5,620 AWD Holding                          60
                                                     -------
                                                         616

              Greece (3.3%)
              45,440 Coca-Cola Hellenic Bottling         638

Schedule of Investments International Fund cont'd

             Number of Shares                     Market Value/+/
                                                  (000's omitted)
              36,640 Cosmote Mobile
                      Communication                   $   374
              97,345 Greek Organization of
                      Football Prognostics                913
              22,690 Public Power Corp.                   349
                                                      -------
                                                        2,274

             Hong Kong (1.5%)
              57,750 China Mobile (Hong Kong) ADR         632*/(S)/
             472,000 Texwinca Holdings                    360
                                                      -------
                                                          992

             Ireland (8.2%)
              84,378 Allied Irish Banks                 1,065
             356,872 Anglo Irish Bank                   2,404
             251,105 Grafton Group                        828*
             216,060 Independent News & Media             315
              49,570 Irish Life & Permanent               486
             268,075 Kingspan Group                       463
                                                      -------
                                                        5,561

             Italy (8.1%)
              18,895 Davide Campari--Milano SpA           586
             170,050 ENI SpA                            2,524
              32,855 IMA SpA                              376
              30,785 Merloni Elettrodomestici             360
             110,925 Saipem SpA                           691
             232,265 UniCredito Italiano                  931
                                                      -------
                                                        5,468

             Japan (13.5%)
              14,450 Aiful Corp.                          544
              11,450 Kappa Create                         563
             115,000 Konica Corp.                         923
              78,000 Leopalace21 Corp.                    423
              23,000 Mandom Corp.                         448
              75,000 Olympus Optical                    1,212
              23,100 Promise Co.                          754
              18,400 Sawai Pharmaceutical                 371
              12,800 Sony Corp.                           486
              33,000 Takeda Chemical Industries         1,217
              90,000 Tsumura & Co.                        685*
              31,700 USS Co.                            1,529
                                                      -------
                                                        9,155

             Netherlands (0.7%)
              12,640 Royal Dutch Petroleum                501

             Norway (2.3%)
              39,515 Bergesen d.y. ASA, A Shares          761
              44,250 Frontline Ltd.                       469
              72,155 Tandberg ASA                         343*
                                                      -------
                                                        1,573


               Number of Shares                 Market Value/+/
                                                (000's omitted)


               South Africa (0.6%)
                26,700 Harmony Gold Mining ADR      $   379/(S)/

               Spain (4.8%)
               114,630 Banco Bilbao Vizcaya
                        Argentaria                      977
                31,895 Banco de Sabadell                481
               149,208 Banco Santander Central
                        Hispano                         957
                30,122 Telefonica SA ADR                870/(S)/
                                                    -------
                                                      3,285
               Sweden (3.0%)
                18,000 Getinge AB, B Shares             340
                95,300 Perbio Science                 1,211
                47,900 Securitas AB, B Shares           484
                                                    -------
                                                      2,035
               Switzerland (2.4%)
                 2,450 Centerpulse AG                   472*
                 9,720 Roche Holding                    584
                13,870 UBS AG                           582*
                                                    -------
                                                      1,638
               United Kingdom (20.0%)
                51,147 Abbey National                   314
               124,155 Allied Domecq                    585
                57,835 Barratt Developments             373
               147,085 Brambles Industries              348
               164,652 British Sky Broadcasting
                        Group                         1,629*
                67,125 Carpetright PLC                  667
               171,663 Diageo PLC                     1,702
                 4,595 Diageo PLC ADR                   181
                30,014 GlaxoSmithKline PLC              527
               588,386 Hays PLC                         667
               229,551 Lloyds TSB Group               1,279
               115,800 Nestor Healthcare Group          337
                62,030 Northern Rock                    658
                90,880 Redrow PLC                       377
               414,110 RPS Group                        756
                85,505 SABMiller PLC                    526
               202,926 Smith & Nephew                 1,169
               262,728 Tesco PLC                        670
               443,353 Vodafone Group                   794
                                                    -------
                                                     13,559

               Total Common Stocks
               (Cost $69,935)                        66,063
                                                    -------

               Preferred Stocks (1.2%)

               Germany (1.2%)
                 2,577 Porsche AG, Germany
                       (Cost $1,048)                    832
                                                    -------

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Schedule of Investments International Fund cont'd


           Principal Amount                          Market Value/+/
                                                     (000's omitted)

           Short-Term Investments (4.7%)
           $2,191,081 N&B Securities Lending Quality
                       Fund, LLC                         $2,191
              969,236 Neuberger Berman Institutional
                       Cash Fund Trust Class                969/@/
                                                         ------

           Total Short-Term Investments
           (Cost $3,160)                                  3,160/#/
                                                         ------
                             Principal Amount                 Market Value/+/
                                                              (000's omitted)

                             Total Investments (103.2%)
                             (Cost $74,143)                       $70,055/##/
                             Liabilities, less cash, receivables
                              and other assets [(3.2%)]            (2,175)
                                                                  -------

                             Total Net Assets (100.0%)            $67,880
                                                                  -------

Summary Schedule of Investments by Industry International Fund

                                           Market Value/+/ Percentage of
       Industry                            (000's omitted)    Net Assets
       --------                            --------------- -------------
       Energy                                  $ 9,325         13.7%
       Banking                                   8,997         13.2%
       Health Products & Services                6,205          9.1%
       Banking & Financial                       5,593          8.2%
       Pharmaceutical                            4,685          6.9%
       Beverages                                 4,286          6.3%
       Automotive                                2,361          3.5%
       Telecommunications                        2,218          3.3%
       Media                                     2,216          3.3%
       Consumer Products & Services              1,958          2.9%
       Consumer Durables                         1,760          2.6%
       Insurance                                 1,570          2.3%
       Retailing                                 1,498          2.2%
       Commercial Services                       1,375          2.0%
       Finance                                   1,358          2.0%
       Transportation                            1,231          1.8%
       Entertainment                             1,216          1.8%
       Advertising                               1,170          1.7%
       Oil & Gas                                 1,102          1.6%
       Manufacturing                             1,065          1.6%
       Other Assets--Net                           985          1.5%
       Telecommunications--Wireless                794          1.2%
       Utilities                                   756          1.1%
       Building, Construction & Furnishing         751          1.1%
       Technology--Hardware                        653          1.0%
       Food & Beverage                             585          0.9%
       Restaurants                                 563          0.8%
       Capital Goods                               462          0.7%
       Real Estate/REIT                            423          0.6%
       Mining                                      379          0.6%
       Hospital Supplies                           340          0.5%
                                               -------        ------
       Total Net Assets                        $67,880        100.0%
                                               -------        ------

See Notes to Schedule of Investments

Schedule of Investments Manhattan Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding             %

                             1  Westwood One      2.6

                             2  Zimmer Holdings   2.4

                             3  Zebra
                                Technologies      2.0

                             4  Apollo Group
                                Class A           2.0

                             5  Bed Bath &
                                Beyond            1.9

                             6  Microchip
                                Technology        1.9

                             7  Gilead Sciences   1.9

                             8  Caremark Rx       1.8

                             9  Maxim Integrated
                                Products          1.8

                            10  Electronic Arts   1.8

--------------------------------------------------------------------------------


             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Common Stocks (95.6%)

             Broadcasting (5.8%)
             132,500 Cox Radio                       $  2,835*
              92,000 Lamar Advertising                  2,886*
             250,300 Radio One Class D                  3,439*/(S)/
             223,700 Westwood One                       7,454*
                                                     --------
                                                       16,614

             Building, Construction & Furnishing (0.9%)
              47,300 Lennar Corp.                       2,554

             Business Services (9.0%)
             123,925 Apollo Group Class A               5,743*/(S)/
              43,000 Corporate Executive Board          1,446*
              61,000 Ecolab Inc.                        2,992
              79,000 Education Management               2,993*
             103,500 Intuit Inc.                        4,918*/(S)/
              90,000 Iron Mountain                      3,168*/(S)/
             128,000 Stericycle, Inc.                   4,535*/(S)/
                                                     --------
                                                       25,795

             Business Services--IT Business
             Services (3.0%)
             107,100 Affiliated Computer Services       4,801*/(S)/
             112,000 ChoicePoint Inc.                   3,780*
                                                     --------
                                                        8,581

             Capital Equipment (1.5%)
              66,400 Danaher Corp.                      4,317

             Capital Goods (0.9%)
              96,500 Gentex Corp.                       2,594*

             Communications Equipment (2.6%)
             326,600 Nextel Communications              4,599*/(S)/
             155,500 UTStarcom, Inc.                    2,827*
                                                     --------
                                                        7,426

             Consumer Cyclicals (1.3%)
             154,200 USA Interactive                    3,783*/(S)/

             Consumer Staples (1.0%)
              66,000 Clorox Co.                         2,792

             Cosmetics (1.0%)
              57,000 Alberto-Culver Class B             2,833/(S)/

             Energy (8.2%)
             105,200 EOG Resources                      4,345
             183,000 National-Oilwell                   4,118*
             195,500 Ocean Energy                       3,924
             135,000 Smith International                4,706*
              79,600 Valero Energy                      3,105
             131,350 XTO Energy                         3,311
                                                     --------
                                                       23,509


              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Finance (2.2%)
               70,000 Legg Mason                    $  3,446
               65,500 Moody's Corp.                    2,889
                                                    --------
                                                       6,335

              Financial Services (1.1%)
               86,550 Radian Group                     3,018

              Food & Beverage (2.2%)
               84,000 Dean Foods                       3,542*
              113,700 Pepsi Bottling Group             2,644
                                                    --------
                                                       6,186

              Health Care (18.0%)
               54,500 Alcon, Inc.                      2,134*
               57,300 Allergan, Inc.                   3,679
               50,900 AmerisourceBergen Corp.          2,799
               68,000 Anthem, Inc.                     4,053*
               40,000 Biovail Corp.                    1,483*
              300,000 Caremark Rx                      5,238*/(S)/
              194,000 Community Health Systems         3,637*
               75,500 Forest Laboratories              3,760*
              157,300 Gilead Sciences                  5,348*/(S)/
              131,900 Pharmaceutical Product
                       Development                     4,138*
              110,000 Teva Pharmaceutical
                       Industries ADR                  4,156
               82,550 Varian Medical Systems           4,173*
              155,100 Zimmer Holdings                  6,885*
                                                    --------
                                                      51,483

              Health Products & Services (2.4%)
               94,500 Beckman Coulter                  3,128
               85,000 St. Jude Medical                 3,883*
                                                    --------
                                                       7,011

              Media (1.0%)
              167,000 Cablevision Systems              2,971*/(S)/

              Packing & Containers (1.2%)
              177,500 Pactiv Corp.                     3,507*

              Paper (1.1%)
              184,000 Packaging Corp. of America       3,174*

              Restaurants (0.5%)
               63,000 Starbucks Corp.                  1,477*

              Retail (9.5%)
              152,800 Abercrombie & Fitch              4,202*
              166,700 Bed Bath & Beyond                5,508*/(S)/
              100,000 Best Buy                         2,907*
              141,100 Coach, Inc.                      5,042*
              119,500 Michaels Stores                  2,808*
              100,500 Ross Stores                      3,438

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Schedule of Investments Manhattan Fund cont'd


             Number of Shares                    Market Value/+/
                                                 (000's omitted)

             136,000 Williams-Sonoma                $  3,166*/(S)/
                                                    --------
                                                      27,071

             Semiconductors (6.6%)
             180,500 Marvell Technology Group          3,718*/(S)/
             146,000 Maxim Integrated Products         5,043
             213,850 Microchip Technology              5,442
              90,200 QLogic Corp.                      3,194*/(S)/
              66,500 Xilinx Inc.                       1,523*
                                                    --------
                                                      18,920

             Software (9.4%)
             100,500 Adobe Systems                     2,764
             340,000 BEA Systems                       3,305*/(S)/
             334,900 Citrix Systems                    4,019*
              95,500 Electronic Arts                   5,042*
             120,500 Mercury Interactive               3,910*
             156,500 Storage Technology                3,620*
             104,000 Symantec Corp.                    4,212*/(S)/
                                                    --------
                                                      26,872

             Technology (4.1%)
              50,000 Lexmark International Group       3,120*
              94,500 Novellus Systems                  2,755*/(S)/
              91,500 Zebra Technologies                5,772*
                                                    --------
                                                      11,647

             Transportation (1.1%)
             131,500 J.B. Hunt Transport
                      Services                         3,227*

             Total Common Stocks
             (Cost $259,939)                         273,697
                                                    --------


                Principal Amount                Market Value/+/
                                                (000's omitted)

                Short-Term Investments (29.8%)
                $68,294,994 N&B Securities
                             Lending Quality
                             Fund, LLC             $ 68,295
                 16,957,861 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class        16,958/@/
                                                   --------

                Total Short-Term Investments
                (Cost $85,253)                       85,253/#/
                                                   --------

                Total Investments (125.4%)
                (Cost $345,192)                     358,950/##/
                Liabilities, less cash,
                 receivables and other assets
                 [(25.4%)]                          (72,743)
                                                   --------

                Total Net Assets (100.0%)          $286,207
                                                   --------

See Notes to Schedule of Investments

Schedule of Investments Millennium Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                               Holding              %

                            1  Stericycle, Inc.   2.7

                            2  Odyssey
                               Healthcare         2.5

                            3  Zebra
                               Technologies       2.5

                            4  Integrated Circuit
                               Systems            2.3

                            5  Tractor Supply     2.1

                            6  Cognizant
                               Technology
                               Solutions          2.1

                            7  FTI Consulting     1.9

                            8  Coach, Inc.        1.9

                            9  Radio One
                               Class D            1.9

                           10  STERIS Corp.       1.9

--------------------------------------------------------------------------------

               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Common Stocks (91.6%)

               Automobile Manufacturing (1.6%)
               13,800 Oshkosh Truck                $    843

               Banking & Financial (3.9%)
               31,500 Harbor Florida Bancshares         775
               38,900 Seacoast Banking                  752/(S)/
               17,000 Texas Regional Bancshares         562
                                                   --------
                                                      2,089

               Broadcasting (4.5%)
               32,200 Lin TV                            729*
               72,700 Radio One Class D                 999*/(S)/
               28,900 Salem Communications              685*
                                                   --------
                                                      2,413

               Building, Construction &
               Furnishing (1.8%)
               52,500 MSC Industrial Direct             937*

               Business Services (6.4%)
               21,600 Advisory Board                    707*/(S)/
               25,200 Corporate Executive Board         848*
               23,900 FTI Consulting                  1,028*
               27,900 GTECH Holdings                    812*
                                                   --------
                                                      3,395

               Chemicals (1.3%)
               16,700 Cabot Microelectronics            701*/(S)/

               Commercial Services (1.1%)
               15,300 Jacobs Engineering Group          581*

               Consumer Products & Services (2.6%)
               29,600 Central Garden & Pet              678*
               13,400 Scotts Co.                        675*
                                                   --------
                                                      1,353

               Electrical & Electronics (2.3%)
               18,700 Benchmark Electronics             651*
               12,800 FLIR Systems                      566*
                                                   --------
                                                      1,217

               Entertainment (1.3%)
               48,800 Alliance Gaming                   713*

               Financial Services (3.1%)
               44,500 Boston Private Financial
                       Holdings                         726
               24,200 Jefferies Group                   894
                                                   --------
                                                      1,620

               Food & Beverage (1.5%)
               18,700 American Italian Pasta            776*/(S)/


            Number of Shares                      Market Value/+/
                                                  (000's omitted)

            Health Care (3.7%)
            15,800 Neurocrine Biosciences            $    665*/(S)/
            57,150 Odyssey Healthcare                   1,321*
                                                     --------
                                                        1,986

            Health Products & Services (10.9%)
            16,000 Biosite Inc.                           500*/(S)/
            24,000 Covance, Inc.                          565*
            73,600 Gentiva Health Services                714
            11,100 Medicis Pharmaceutical
                    Class A                               517*/(S)/
            24,400 Pharmaceutical Resources               914*
            39,400 STERIS Corp.                           995*
            15,900 Varian Medical Systems                 804*
            48,900 Wright Medical Group                   798*/(S)/
                                                     --------
                                                        5,807

            Internet (3.9%)
            34,800 Avocent Corp.                          968*
            15,900 Cognizant Technology
                    Solutions                           1,116*/(S)/
                                                     --------
                                                        2,084

            Machinery & Equipment (2.5%)
            20,900 Zebra Technologies                   1,318*

            Manufacturing (1.4%)
            21,400 CLARCOR Inc.                           716

            Oil & Gas (7.3%)
            39,300 Airgas Inc.                            688*
            15,800 Evergreen Resources                    712*
            16,100 Patina Oil & Gas                       536
            21,100 Patterson-UTI Energy                   699*
            36,100 Remington Oil & Gas                    681*
            61,800 Ultra Petroleum                        566*
                                                     --------
                                                        3,882

            Pharmaceutical (1.6%)
            23,600 Taro Pharmaceutical Industries         867*

            Retail (7.2%)
            28,000 Coach, Inc.                          1,001*
            37,500 Fred's Inc.                            914
            36,000 Hot Topic                              796*/(S)/
            34,000 Tractor Supply                       1,124*
                                                     --------
                                                        3,835

            Software (3.0%)
            28,300 Mercury Interactive                    918*/(S)/
            20,100 National Instruments                   677*
                                                     --------
                                                        1,595

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Schedule of Investments Millennium Fund cont'd


              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Technology (1.0%)
                8,500 Harman International
                       Industries                   $    540

              Technology--Hardware (3.0%)
               21,600 Imation Corp.                      777*
              103,400 Western Digital                    841*/(S)/
                                                    --------
                                                       1,618

              Technology--Semiconductor (6.6%)
               35,800 Artisan Components                 589*/(S)/
               34,100 Cree, Inc.                         580*/(S)/
               51,900 Entegris Inc.                      589*/(S)/
               50,200 Integrated Circuit Systems       1,198*
               27,000 Power Integrations                 562*
                                                    --------
                                                       3,518

              Technology--Software (1.4%)
               37,100 NetScreen Technologies             725*/(S)/

              Transportation (2.8%)
               28,000 Old Dominion Freight Line          777*
               29,000 UTI Worldwide                      720/(S)/
                                                    --------
                                                       1,497

              Waste Management (3.9%)
               40,500 Stericycle, Inc.                 1,435*/(S)/
               19,000 Waste Connections                  632*
                                                    --------
                                                       2,067

              Total Common Stocks
              (Cost $47,215)                          48,693
                                                    --------


              Principal Amount                     Market Value/+/
                                                   (000's omitted)

              Short-Term Investments (28.7%)
              $12,277,191 N&B Securities Lending
                           Quality Fund, LLC          $ 12,277
                3,009,112 Neuberger Berman
                           Institutional Cash Fund
                           Trust Class                   3,009/@/
                                                      --------

              Total Short-Term Investments
              (Cost $15,286)                            15,286/#/
                                                      --------

              Total Investments (120.3%)
              (Cost $62,501)                            63,979/##/
              Liabilities, less cash,
               receivables and other assets
               [(20.3%)]                               (10,792)
                                                      --------

              Total Net Assets (100.0%)               $ 53,187
                                                      --------

See Notes to Schedule of Investments

Schedule of Investments Partners Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Laboratory Corp.
                                of America
                                Holdings         2.5

                             2  Berkshire
                                Hathaway
                                Class B          2.5

                             3  Citigroup Inc.   2.4

                             4  Computer
                                Sciences         2.3

                             5  Cendant Corp.    2.3

                             6  Masco Corp.      2.1

                             7  American Express 2.1

                             8  XL Capital       2.1

                             9  Liberty Media    2.0

                            10  Wyeth            2.0

--------------------------------------------------------------------------------

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Common Stocks (98.9%)

             Advertising (1.3%)
               312,900 Omnicom Group               $   16,577/(S)/

             Auto Related (1.3%)
               746,100 Navistar
                        International                  17,630/(S)/

             Banking & Financial (1.9%)
               598,200 H & R Block                     24,269/(S)/

             Building, Construction &
             Furnishing (4.2%)
               276,600 Centex Corp.                    15,290/(S)/
               937,000 Home Depot                      21,973
                54,500 NVR, Inc.                       18,091*/(S)/
                                                   ----------
                                                       55,354

             Building Materials (1.3%)
               303,900 Lennar Corp.                    16,408/(S)/

             Capital Goods (3.4%)
               589,400 Boeing Co.                      16,244
               245,400 Parker-Hannifin                  9,892
               517,900 SPX Corp.                       18,841*/(S)/
                                                   ----------
                                                       44,977

             Communication Services (1.2%)
             1,243,300 Scientific-Atlanta              16,324

             Consumer Cyclicals (10.6%)
               689,850 Best Buy                        20,054*
               471,800 Black & Decker                  17,315/(S)/
             1,085,700 Carnival Corp.                  24,939
               783,000 Costco Wholesale                23,897*/(S)/
             1,525,600 Masco Corp.                     28,040
               127,100 Praxair, Inc.                    6,717
             1,093,900 Sabre Holdings                  18,115*
                                                   ----------
                                                      139,077

             Consumer Goods & Services (3.1%)
             2,404,700 Cendant Corp.                   29,602*
               554,400 Fairmont Hotels & Resorts       11,454
                                                   ----------
                                                       41,056

             Consumer Staples (6.0%)
             1,069,100 Kroger Co.                      14,133*
             2,838,656 Liberty Media                   26,087*
               639,800 Viacom Inc. Class B             23,756*/(S)/
               617,800 Yum! Brands                     14,710*/(S)/
                                                   ----------
                                                       78,686

             Defense (1.1%)
               387,600 L-3 Communications
                        Holdings                       14,000*/(S)/


               Number of Shares                Market Value/+/
                                               (000's omitted)

               Energy (4.7%)
                 406,400 Anadarko
                          Petroleum             $   18,727/(S)/
                 474,600 Cooper Cameron             24,679*
                 448,800 Talisman Energy            18,006
                                                ----------
                                                    61,412

               Financial Services (18.4%)
                 831,800 American Express           27,932
                 742,300 Bank of New York           16,910
                  16,000 Berkshire Hathaway
                          Class B                   33,040*
                 932,400 Citigroup Inc.             31,086
                 403,200 Freddie Mac                22,035
                 567,500 J.P. Morgan Chase          12,871/(S)/
                 407,500 Lehman Brothers
                          Holdings                  22,563
                 445,600 PMI Group                  12,076/(S)/
                 517,400 Washington Mutual          17,866/(S)/
                 379,800 Wells Fargo                17,224
                 384,359 XL Capital                 27,266/(S)/
                                                ----------
                                                   240,869

               Food & Beverage (1.2%)
                 398,800 PepsiCo, Inc.              15,282

               Forest Products & Paper (0.4%)
                 117,600 Weyerhaeuser Co.            5,862/(S)/

               Health Care (14.9%)
                 556,300 Baxter International       15,793/(S)/
                 511,900 Boston Scientific          22,611*
               1,013,400 Caremark Rx                17,694*/(S)/
                 466,400 CIGNA Corp.                20,041
                 756,100 Genzyme Corp.              23,575*
               1,199,800 Laboratory Corp. of
                          America Holdings          33,319*
                 630,500 McKesson HBOC              16,797
                 281,000 Wellpoint Health
                          Networks                  19,111*
                 735,700 Wyeth                      25,933
                                                ----------
                                                   194,874

               Health Products & Services (1.2%)
                 451,500 Tenet Healthcare            8,204*
                 191,100 Universal Health
                          Services Class B           7,422*
                                                ----------
                                                    15,626

               Industrial & Commercial
               Products (1.3%)
                 896,000 Norfolk Southern           17,078

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Schedule of Investments Partners Fund cont'd


              Number of Shares                  Market Value/+/
                                                (000's omitted)

              Insurance (3.9%)
                439,000 American International
                         Group                   $   21,638
                273,600 Hartford Financial
                         Services Group               9,885/(S)/
                633,000 St. Paul Cos.                19,535/(S)/
                                                 ----------
                                                     51,058

              Machinery & Equipment (0.3%)
                 78,600 Nucor Corp.                   3,270

              Oil & Gas (2.1%)
                 88,000 BP PLC ADR                    3,354
                183,500 EOG Resources                 7,579
                830,800 FMC Technologies             16,574*
                                                 ----------
                                                     27,507

              Pharmaceutical (2.7%)
                142,000 Biovail Corp.                 5,282*
              1,209,000 King Pharmaceuticals         20,251*
                584,800 Shire Pharmaceuticals
                         Group ADR                    9,200*
                                                 ----------
                                                     34,733

              Retail (2.3%)
                735,100 Abercrombie & Fitch          20,215*
                785,630 Limited, Inc.                 9,333
                                                 ----------
                                                     29,548

              Technology (10.1%)
                587,000 Cadence Design
                         Systems                      6,217*/(S)/
                952,100 Computer Sciences            29,763*
              3,114,900 Compuware Corp.              11,494*
              1,253,500 General Motors
                         Class H                     12,773*
                326,700 IBM                          25,466
                248,200 Lexmark International
                         Group                       15,490*/(S)/
                313,500 USA Interactive               7,690*/(S)/
              1,010,700 Waters Corp.                 23,418*/(S)/
                                                 ----------
                                                    132,311

              Total Common Stocks
              (Cost $1,365,575)                   1,293,788
                                                 ----------


               Principal Amount                 Market Value/+/
                                                (000's omitted)

               Short-Term Investments (17.3%)
               $213,626,580 N&B Securities
                             Lending Quality
                             Fund, LLC            $  213,627

                 13,344,278 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class         13,344/@/
                                                  ----------

               Total Short-Term Investments
               (Cost $226,971)                       226,971/#/
                                                  ----------

               Total Investments (116.2%)
               (Cost $1,592,546)                   1,520,759/##/
               Liabilities, less cash,
                receivables and other assets
                [(16.2%)]                           (212,576)
                                                  ----------

               Total Net Assets (100.0%)          $1,308,183
                                                  ----------

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings


                               Holding              %

                            1  Alexandria Real
                               Estate Equities    6.1

                            2  Catellus
                               Development        5.1

                            3  Brookfield
                               Properties         4.9

                            4  Boston Properties  4.6

                            5  ProLogis           4.1

                            6  Rouse Company      4.1

                            7  General Growth
                               Properties         3.9

                            8  CBL & Associates
                               Properties         3.8

                            9  Chelsea Property
                               Group              3.7

                           10  Developers
                               Diversified Realty 3.4

--------------------------------------------------------------------------------


             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Common Stocks (96.0%)

             Apartments (11.6%)
             15,900 Apartment Investment &
                     Management                       $   585
              8,300 Essex Property Trust                  423
             18,900 Gables Residential Trust              482
             18,600 Home Properties of New York           591
             27,200 United Dominion Realty Trust          423
                                                      -------
                                                        2,504

             Community Centers (9.2%)
             22,700 Chelsea Property Group                803
             31,300 Developers Diversified Realty         729
             12,000 Pan Pacific Retail Properties         451
                                                      -------
                                                        1,983

             Diversified (5.8%)
             14,800 Colonial Properties Trust             474
              2,400 Cousins Properties                     59
             20,400 Vornado Realty Trust                  714
                                                      -------
                                                        1,247

             Industrial (11.1%)
             55,600 Catellus Development                1,111*
              7,200 CenterPoint Properties                406
             35,700 ProLogis                              885
                                                      -------
                                                        2,402

             Lodging (0.9%)
             26,400 Host Marriott                         183

             Manufactured Homes (3.0%)
             22,700 Manufactured Home
                     Communities                          659

             Office (23.3%)
             31,600 Alexandria Real Estate
                     Equities                           1,313
             26,600 Boston Properties                     989
             28,200 Brandywine Realty Trust               580
             57,000 Brookfield Properties               1,068/(S)/
              8,900 Glenborough Realty Trust              144
              8,500 Mack-Cali Realty                      246
              6,500 Prentiss Properties Trust             170
             18,200 SL Green Realty                       536
                                                      -------
                                                        5,046


              Number of Shares                    Market Value/+/
                                                  (000's omitted)

              Office--Industrial (9.1%)
                  27,700 Bedford Property
                          Investors                   $   704
                  21,900 Kilroy Realty                    481
                  13,900 Liberty Property Trust           434
                  11,500 PS Business Parks                361
                                                      -------
                                                        1,980

              Regional Malls (18.0%)
                  20,500 CBL & Associates
                          Properties                      817
                  16,200 General Growth
                          Properties                      847
                  25,000 Glimcher Realty Trust            472
                  18,600 Mills Corp.                      544
                  26,500 Rouse Company                    884
                   9,900 Simon Property Group             343
                                                      -------
                                                        3,907

              Self Storage (4.0%)
                  16,900 Public Storage                   558
                  10,800 Shurgard Storage Centers         317
                                                      -------
                                                          875

              Total Common Stocks
              (Cost $20,854)                           20,786
                                                      -------

              Principal Amount

              Short-Term Investments (8.0%)
              $1,069,286 N&B Securities Lending
                          Quality Fund, LLC             1,069
                 671,450 Neuberger Berman
                          Institutional Cash
                          Fund Trust Class                672/@/
                                                      -------

              Total Short-Term Investments
              (Cost $1,741)                             1,741/#/
                                                      -------

              Total Investments (104.0%)
              (Cost $22,595)                           22,527/##/
              Liabilities, less cash,
               receivables and other assets
               [(4.0%)]                                  (865)
                                                      -------

              Total Net Assets (100.0%)               $21,662
                                                      -------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Schedule of Investments Regency Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings


                                Holding             %

                             1  Manpower Inc.    2.5

                             2  Omnicare, Inc.    2.2

                             3  Anthem, Inc.      2.1

                             4  PartnerRe Ltd.    2.0

                             5  Radian Group      2.0

                             6  Foot Locker       1.9

                             7  XL Capital        1.9

                             8  Sunoco, Inc.      1.9

                             9  Constellation
                                Brands            1.9

                            10  AutoNation, Inc.  1.9


--------------------------------------------------------------------------------

               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Common Stocks (94.1%)

               Auto Related (1.9%)
               36,700 AutoNation, Inc.              $   485*

               Automotive (2.3%)
                2,200 Johnson Controls                  172
               11,200 Lear Corp.                        425*
                                                    -------
                                                        597

               Banking (4.5%)
                8,200 City National                     382
               12,000 North Fork Bancorp                387
                9,400 TCF Financial                     394
                                                    -------
                                                      1,163

               Banking & Financial (4.1%)
               23,800 IndyMac Bancorp                   455
                3,800 Lehman Brothers Holdings          210
               14,300 Southtrust Corp.                  386
                                                    -------
                                                      1,051

               Business Services (3.2%)
               29,100 BearingPoint, Inc.                191*
               21,300 Manpower Inc.                     647/(S)/
                                                    -------
                                                        838

               Consumer Goods & Services (2.8%)
                9,200 Mohawk Industries                 454*
               11,300 Valassis Communications           258*
                                                    -------
                                                        712

               Consumer Products &
               Services (1.5%)
               19,200 Viad Corp.                        401

               Electronics (0.3%)
                7,200 Vishay Intertechnology             73*

               Energy (0.8%)
               11,600 Pepco Holdings                    208

               Financial Services (9.2%)
                8,550 Ambac Financial Group             418
                8,600 Comerica Inc.                     352
               15,400 Federated Investors               390
                9,000 GreenPoint Financial              382
               11,200 Principal Financial Group         309
               15,000 Radian Group                      523
                                                    -------
                                                      2,374

               Food & Beverage (3.4%)
               19,800 Constellation Brands              488*
                9,300 Dean Foods                        392*
                                                    -------
                                                        880


              Number of Shares                    Market Value/+/
                                                  (000's omitted)

              Health Care (8.7%)
               9,200 Anthem, Inc.                     $   548*
              21,400 Davita, Inc.                         444*
              13,500 Laboratory Corp. of
                      America Holdings                    375*
              22,700 Omnicare, Inc.                       574
              14,900 WellChoice Inc.                      303*
                                                      -------
                                                        2,244

              Health Products & Services (6.2%)
              15,100 Lincare Holdings                     452*
               4,800 Quest Diagnostics                    253*
              18,700 Tenet Healthcare                     340*
              10,900 Triad Hospitals                      283*
               6,800 Universal Health Services
                      Class B                             264*
                                                      -------
                                                        1,592

              Industrial Goods & Services (1.6%)
               6,100 American Standard                    418*

              Insurance (8.8%)
               9,900 Loews Corp.                          433
              10,500 PartnerRe Ltd.                       523
              14,200 PMI Group                            385
              12,200 RenaissanceRe Holdings               452
               6,900 XL Capital                           490
                                                      -------
                                                        2,283

              Manufacturing (2.6%)
               7,200 Mettler-Toledo International         215*
              12,500 SPX Corp.                            455*
                                                      -------
                                                          670

              Oil & Gas (11.0%)
               2,910 Apache Corp.                         190
               6,600 Energy East                          124
               4,800 EOG Resources                        198
               7,100 Equitable Resources                  258
               5,900 Noble Corp.                          214*
              14,200 Ocean Energy                         285
               8,100 Patterson-UTI Energy                 269*
              11,500 Pioneer Natural Resources            301*
              13,800 Sunoco, Inc.                         488
               8,200 Talisman Energy                      329
               7,550 XTO Energy                           190
                                                      -------
                                                        2,846

              Railroads (1.5%)
              14,300 CSX Corp.                            384

Schedule of Investments Regency Fund cont'd


               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Recreational Equipment (1.2%)
               16,700 Brunswick Corp.               $   316

               Restaurants (1.3%)
               11,900 Brinker International             330*

               Retail (7.7%)
               48,100 Foot Locker                       490/(S)/
               16,100 Liz Claiborne                     454
               12,600 May Department Stores             247
               30,900 Office Depot                      363*
                9,500 Payless ShoeSource                443*
                                                    -------
                                                      1,997

               Technology (2.9%)
               33,200 Computer Associates               443
               13,200 Tech Data                         299*
                                                    -------
                                                        742

               Telecommunications (0.6%)
                6,800 Belo Corp.                        146

               Transportation (2.7%)
                8,200 Canadian National Railway         348
                8,800 Teekay Shipping                   341/(S)/
                                                    -------
                                                        689

               Utilities (1.4%)
                7,275 Exelon Corp.                      357

               Utilities, Electric & Gas (1.9%)
                3,300 Entergy Corp.                     151
                3,000 FPL Group                         168
                4,700 PPL Corp.                         165
                                                    -------
                                                        484

               Total Common Stocks
               (Cost $25,657)                        24,280
                                                    -------


              Principal Amount                    Market Value/+/
                                                  (000's omitted)

              Short-Term Investments (10.9%)
              $1,375,501 N&B Securities Lending
                          Quality Fund, LLC           $ 1,376
               1,430,066 Neuberger Berman
                          Institutional Cash Fund
                          Trust Class                   1,430/@/
                                                      -------

              Total Short-Term Investments
              (Cost $2,806)                             2,806/#/
                                                      -------

              Total Investments (105.0%)
              (Cost $28,463)                           27,086/##/
              Liabilities, less cash,
               receivables and other assets
               [(5.0%)]                                (1,295)
                                                      -------

              Total Net Assets (100.0%)               $25,791
                                                      -------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Schedule of Investments Socially Responsive Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings


                                Holding           %

                             1  Comcast Corp.
                                Class A Special 5.0

                             2  Liberty Media   4.9

                             3  KeySpan Corp.   4.3

                             4  UnitedHealth
                                Group           4.2

                             5  Newfield
                                Exploration     4.1

                             6  Lehman Brothers
                                Holdings        4.0

                             7  Citigroup Inc.  4.0

                             8  Equity
                                Residential     3.9

                             9  National
                                Instruments     3.8

                            10  Vodafone Group
                                ADR             3.6

--------------------------------------------------------------------------------


             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Common Stocks (92.8%)

             Chemicals (3.3%)
              56,900 Praxair, Inc.                     $ 3,007

             Communication Services (3.6%)
             182,300 Vodafone Group ADR                  3,300/(S)/

             Consumer Products & Services (3.3%)
             144,700 Mattel Inc.                         3,085

             Energy (1.9%)
              47,300 BP PLC ADR                          1,803

             Financial Services (9.4%)
             110,500 Citigroup Inc.                      3,684
              23,300 Freddie Mac                         1,274
              66,700 Lehman Brothers Holdings            3,693
                                                       -------
                                                         8,651

             Food & Beverage (2.3%)
              90,600 Pepsi Bottling Group                2,106

             Health Care (6.4%)
              67,400 MedImmune, Inc.                     2,023*
              46,300 UnitedHealth Group                  3,838
                                                       -------
                                                         5,861

             Health Products & Services (3.5%)
              55,100 Millipore Corp.                     1,844/(S)/
              26,600 Quest Diagnostics                   1,403*
                                                       -------
                                                         3,247

             Insurance (5.3%)
              38,700 Progressive Corp.                   2,013
             114,400 Willis Group Holdings               2,865*
                                                       -------
                                                         4,878

             Manufacturing (2.8%)
              40,400 Danaher Corp.                       2,627

             Media (9.9%)
             163,900 Comcast Corp. Class A Special       4,604*
             495,456 Liberty Media                       4,553*
                                                       -------
                                                         9,157

             Oil & Gas (7.4%)
             149,200 Cimarex Energy                      2,966*
             112,100 Newfield Exploration                3,823*
                                                       -------
                                                         6,789

             Oil Services (2.5%)
              84,000 Helmerich & Payne                   2,310

             Pharmaceutical (2.4%)
              41,500 Johnson & Johnson                   2,177/(S)/



             Number of Shares                    Market Value/+/
                                                 (000's omitted)

             Real Estate (5.9%)
                 74,600 Equity Office Properties
                         Trust                       $ 1,830
                149,100 Equity Residential             3,620
                                                     -------
                                                       5,450

             Retail (2.2%)
                 69,700 Target Corp.                   1,997

             Technology--Hardware (3.4%)
                115,100 Dell Computer                  3,103*

             Technology--Semiconductor (2.3%)
                185,000 Teradyne, Inc.                 2,144*

             Technology--Software (7.3%)
                103,900 National Instruments           3,499*/(S)/
                 79,000 Synopsys, Inc.                 3,222*/(S)/
                                                     -------
                                                       6,721

             Transportation (3.4%)
                 72,900 Canadian National
                         Railway                       3,095/(S)/

             Utilities (4.3%)
                123,000 KeySpan Corp.                  3,932

             Total Common Stocks
             (Cost $86,491)                           85,440
                                                     -------

             Warrants (0.0%)
                150,000 Dime Bancorp
                         (Cost $49)                       18*
                                                     -------

             Principal Amount

             Repurchase Agreements (7.5%)
             $6,891,000 State Street Bank and
                         Trust Co., Repurchase
                         Agreement, 1.30%,
                         due 3/3/03, dated
                         2/28/03, Maturity
                         Value $6,891,747,
                         Collateralized by
                         $6,950,000
                         Fannie Mae,
                         Medium-Term Notes,
                         3.13%, due 11/14/03
                         (Collateral Value
                         $7,102,268)
                         (Cost $6,891)                 6,891/#/
                                                     -------

Schedule of Investments Socially Responsive Fund cont'd


                 Principal Amount              Market Value/+/
                                               (000's omitted)

                 Short-Term Investments (14.1%)
                 $   100,000 Community Capital
                              Bank, 1.29%,
                              due 3/30/03         $    100
                     100,000 Self Help Credit
                              Union, 1.19%,
                              due 5/20/03              100
                  12,824,568 N&B Securities
                              Lending Quality
                              Fund, LLC             12,825
                                                  --------

                 Total Short-Term Investments
                 (Cost $13,025)                     13,025/#/
                                                  --------

                 Total Investments (114.4%)
                 (Cost $106,456)                   105,374/##/
                 Liabilities, less cash,
                  receivables and other assets
                  [(14.4%)]                        (13,253)
                                                  --------

                 Total Net Assets (100.0%)        $ 92,121
                                                  --------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Notes to Schedule of Investments

/+/Investment securities of each Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund, which are valued at the last available bid price. The Funds value all other securities by a method the Board of Trustees of Neuberger Berman Equity Funds believes accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#  At cost, which approximates market value.
## At February 28, 2003, selected Fund information on a U.S. Federal income tax basis was as follows:


                                           Gross        Gross Net Unrealized
(000's omitted)                       Unrealized   Unrealized   Appreciation
Neuberger Berman               Cost Appreciation Depreciation (Depreciation)

Century Fund             $   16,288   $    573     $  2,215     $  (1,642)
Fasciano Fund               241,058     28,155       36,074        (7,919)
Focus Fund                1,221,476    210,037      318,769      (108,732)
Genesis Fund              3,624,096    669,643      262,016       407,627
Guardian Fund             1,549,407     39,356       88,913       (49,557)
International Fund           74,143      7,159       11,247        (4,088)
Manhattan Fund              345,192     26,874       13,116        13,758
Millennium Fund              62,501      2,724        1,246         1,478
Partners Fund             1,592,546     94,074      165,861       (71,787)
Real Estate Fund             22,595        513          581           (68)
Regency Fund                 28,463      1,130        2,507        (1,377)
Socially Responsive Fund    106,456      6,338        7,420        (1,082)

*   Non-income producing security.
(S) All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
/++/Affiliated issuer (see Note E of Notes to Financial Statements).
@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

Statements of Assets and Liabilities

                                                                                               -------------------

Neuberger Berman Equity Funds                                                                    Century   Fasciano
(000's omitted except per share amounts)                                                            Fund       Fund
Assets

    Investments in securities, at market value*/+/ (Notes A & E)--see Schedule of Investments:

Unaffiliated issuers                                                                            $ 14,646   $233,139

    Non-controlled affiliated issuers                                                                 --         --
                                                                                                  14,646    233,139
    Cash                                                                                              23         --
    Dividends and interest receivable                                                                 16        106
    Net receivable for forward foreign currency exchange contracts (Note C)                           --         --
    Receivable for securities sold                                                                    --         --
    Receivable for Fund shares sold                                                                   18      1,073
    Deferred organization costs (Note A)                                                              --         --
    Receivable from administrator-net (Note B)                                                         6         --
    Prepaid expenses and other assets                                                                  1         11
Total Assets                                                                                      14,710    234,329
Liabilities
    Payable for collateral on securities loaned (Note A)                                             723     31,032
    Payable for securities purchased                                                                  --         --
    Payable for Fund shares redeemed                                                                   3        210
    Payable to investment manager (Note B)                                                             6        126
    Payable to administrator-net (Note B)                                                             --         26
    Accrued expenses and other payables                                                               83        116
Total Liabilities                                                                                    815     31,510
Net Assets at value                                                                             $ 13,895   $202,819
Net Assets consist of:
    Paid-in capital                                                                             $ 52,628   $204,855
    Undistributed net investment income (loss)                                                       (51)      (322)
    Accumulated net realized gains (losses) on investments                                       (37,040)     6,205
    Net unrealized appreciation (depreciation) in value of investments                            (1,642)    (7,919)
Net Assets at value                                                                             $ 13,895   $202,819
Net Assets
    Investor Class                                                                              $ 13,895   $199,844
    Trust Class                                                                                       --         --
    Advisor Class                                                                                     --      2,975
    Institutional Class                                                                               --         --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                                                 3,051      7,104
    Trust Class                                                                                       --         --
    Advisor Class                                                                                     --        395
    Institutional Class                                                                               --         --
Net Asset Value, offering and redemption price per share
    Investor Class                                                                              $   4.55   $  28.13
    Trust Class                                                                                       --         --
    Advisor Class                                                                                     --       7.54
    Institutional Class                                                                               --         --
/+/Securities on loan, at market value                                                          $      1   $     30
*Cost of investments:
    Unaffiliated issuers                                                                        $ 16,288   $241,058
    Non-controlled affiliated issuers                                                                 --        --
Total cost of investments                                                                       $ 16,288   $241,058

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)


-------------------------------------------------------------------------

      Focus     Genesis    Guardian International   Manhattan Millennium
       Fund        Fund        Fund          Fund        Fund       Fund

$  984,769  $2,986,042  $1,499,850       $ 70,055  $ 358,950   $  63,979
   127,975   1,045,681          --             --         --          --
 1,112,744   4,031,723   1,499,850         70,055    358,950      63,979
        --          --          --             81         --         724
       472       2,452       1,337            232         60           3
        --          --          --            171         --          --
       481       3,539       8,188             14      3,358       1,938
     1,466       9,516         749            351         88         882
        --          --          --             --         --          --
        --          --          --             --         --          --
         9         101          97              4         28          27
 1,115,172   4,047,331   1,510,221         70,908    362,484      67,553
    42,324     158,152     155,857          2,191     68,295      12,277
       264         393          --            562      7,070       1,923
     2,043      15,457       1,775            119        503          35
       400       1,923         493             43        113          32
       245         996         309              9         55           5
       491         777         720            104        241          94
    45,767     177,698     159,154          3,028     76,277      14,366
$1,069,405  $3,869,633  $1,351,067       $ 67,880  $ 286,207   $  53,187
$1,295,272  $3,517,489  $1,819,578       $ 96,003  $ 727,965   $ 192,546
     1,001      (6,164)     (2,545)           (11)    (1,306)       (301)
  (118,136)    (49,319)   (416,409)       (24,203)  (454,210)   (140,536)
  (108,732)    407,627     (49,557)        (3,909)    13,758       1,478
$1,069,405  $3,869,633  $1,351,067       $ 67,880  $ 286,207   $  53,187
$  851,420  $1,003,796  $1,075,212       $ 66,853  $ 270,617   $  49,769
   202,724   2,159,611     262,177          1,027     13,751       3,242
    15,261     238,907      13,678             --      1,839         176
        --     467,319          --             --         --          --
    41,100      53,147     104,837          7,116     60,786       6,075
    13,289      79,880      32,423            101      2,001         359
     1,435      15,024       1,497             --        256          29
        --      18,141          --             --         --          --
$    20.72  $    18.89  $    10.26       $   9.39  $    4.45   $    8.19
     15.25       27.04        8.09          10.21       6.87        9.02
     10.64       15.90        9.13             --       7.19        6.05
        --       25.76          --             --         --          --
$       41  $      155  $      153       $      2  $      67   $      12
$1,068,867  $2,617,378  $1,549,407       $ 74,143  $ 345,192   $  62,501
   152,609   1,006,718          --             --         --          --
$1,221,476  $3,624,096  $1,549,407       $ 74,143  $ 345,192   $  62,501


Statements of Assets and Liabilities cont'd

                                                                          ------------------------------------------------------

Neuberger Berman Equity Funds                                                Partners Real Estate   Regency Socially Responsive
(000's omitted except per share amounts)                                         Fund        Fund      Fund                Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & E)-see
    Schedule of Investments:
    Unaffiliated issuers                                                  $1,520,759      $22,527  $27,086             $105,374
    Non-controlled affiliated issuers                                             --           --       --                   --
                                                                           1,520,759       22,527   27,086              105,374
    Cash                                                                       1,309           --       --                    1
    Dividends and interest receivable                                            878            8       36                   36
    Net receivable for forward foreign currency exchange contracts
     (Note C)                                                                     --           --       --                   --
    Receivable for securities sold                                             8,737          756       69                   --
    Receivable for Fund shares sold                                              540            8       50                  573
    Deferred organization costs (Note A)                                          --           15       --                   --
    Receivable from administrator-net (Note B)                                    --            2       --                   --
    Prepaid expenses and other assets                                             73           --        2                    6
Total Assets                                                               1,532,296       23,316   27,243              105,990
Liabilities
    Payable for collateral on securities loaned (Note A)                     213,627        1,069    1,376               12,825
    Payable for securities purchased                                           7,702          525        6                  822
    Payable for Fund shares redeemed                                           1,494            2       14                  101
    Payable to investment manager (Note B)                                       478           13       11                   36
    Payable to administrator-net (Note B)                                        301           --        5                   20
    Accrued expenses and other payables                                          511           45       40                   65
Total Liabilities                                                            224,113        1,654    1,452               13,869
Net Assets at value                                                       $1,308,183      $21,662  $25,791             $ 92,121
Net Assets consist of:
    Paid-in capital                                                       $1,708,857      $22,099  $30,089             $ 97,030
    Undistributed net investment income (loss)                                   502           54      (36)                (100)
    Accumulated net realized gains (losses) on investments                  (329,389)        (423)  (2,885)              (3,727)
    Net unrealized appreciation (depreciation) in value of investments       (71,787)         (68)  (1,377)              (1,082)
Net Assets at value                                                       $1,308,183      $21,662  $25,791             $ 92,121
Net Assets
    Investor Class                                                        $1,035,484      $    --  $16,420             $ 77,234
    Trust Class                                                              248,497       21,662    9,371               14,887
    Advisor Class                                                             24,202           --       --                   --
    Institutional Class                                                           --           --       --                   --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                            67,940           --    1,662                5,029
    Trust Class                                                               21,143        2,266    1,086                1,404
    Advisor Class                                                              2,376           --       --                   --
    Institutional Class                                                           --           --       --                   --
Net Asset Value, offering and redemption price per share
    Investor Class                                                        $    15.24      $    --  $  9.88             $  15.36
    Trust Class                                                                11.75         9.56     8.63                10.61
    Advisor Class                                                              10.19           --       --                   --
    Institutional Class                                                           --           --       --                   --
/+/Securities on loan, at market value                                    $      209      $     1  $     1             $     13
*Cost of investments:
    Unaffiliated issuers                                                  $1,592,546      $22,595  $28,463             $106,456
    Non-controlled affiliated issuers                                             --           --       --                   --
Total cost of investments                                                 $1,592,546      $22,595  $28,463             $106,456

See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Operations

                                                       -----------------------------------------------------------------

Neuberger Berman Equity Funds                                                    Century  Fasciano     Focus    Genesis
                                                                                    Fund      Fund      Fund       Fund

(000's omitted)

Investment Income
Income:
Dividend income--unaffiliated issuers                                           $    54  $    915  $   6,369  $  10,624
Dividend income--non-controlled affiliated issuers                                   --        --         --      2,922
Interest income (Note A)                                                              2        75         63      1,898
Income from securities loaned-net                                                     5        25        157        175
Foreign taxes withheld (Note A)                                                      --        --         --         --
Total income                                                                         61     1,015      6,589     15,619
Expenses:
Investment management fee (Note B)                                                   40       887      2,912     13,329
Administration fee (Note B):
     Investor Class                                                                  19       156      1,195      1,338
     Trust Class                                                                     --        --        446      4,393
     Advisor Class                                                                   --         4         32        549
     Institutional Class                                                             --        --         --        340
Distribution fees (Note B):
     Trust Class                                                                     --        --        111         --
     Advisor Class                                                                   --         2         20        343
Shareholder servicing agent fees:
     Investor Class                                                                  64       122        480        521
     Trust Class                                                                     --        --         13         21
     Advisor Class                                                                   --        --         11         13
     Institutional Class                                                             --        --         --         10
Amortization of deferred organization and initial offering expenses (Note A)         --        --         --         --
Auditing fees                                                                        --        10         23         25
Custodian fees (Note B)                                                              13        50        125        313
Insurance expense                                                                    --         2         17         43
Legal fees                                                                            7        26         21         18
Registration and filing fees                                                         21        31         40         82
Reimbursement of expenses previously assumed by administrator (Note B)               --         4         --         --
Shareholder reports                                                                   4        19         93        301
Trustees' fees and expenses                                                          18        18         19         21
Miscellaneous                                                                         1         6         31        163
Total expenses                                                                      187     1,337      5,589     21,823

Expenses reimbursed by administrator and/or reduced by custodian fee
 expense offset arrangement (Note B)                                                (75)       --         (1)       (40)
Total net expenses                                                                  112     1,337      5,588     21,783
Net investment income (loss)                                                        (51)     (322)     1,001     (6,164)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold in unaffiliated issuers   (1,420)    9,172    (68,280)     (4,28)
Net realized gain (loss) on investment securities sold in non-controlled
 affiliated issuers                                                                  --        --     (9,823)   (29,054)
Net realized gain (loss) on option contracts (Note A)                                --        --        460         --
Net realized gain (loss) on financial futures contracts (Note A)                     --        --         --         --
Net realized gain (loss) on foreign currency (Note A)                                --        --         --         --
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities (Note A)                                                 380   (30,805)   (55,104)  (117,953)
     Financial futures contracts (Note A)                                            --        --         --         --
     Foreign currency (Note A)                                                       --        --         --         --
Net gain (loss) on investments                                                   (1,040)  (21,633)  (132,747)  (151,288)
Net increase (decrease) in net assets resulting from operations                 $(1,091) $(21,955) $(131,746) $(157,452)

See Notes to Financial Statements

        NEUBERGER BERMAN FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)

---------------------------------------------------------------------------------------------

  Guardian International  Manhattan  Millennium    Partners Real Estate   Regency   Socially
      Fund          Fund       Fund        Fund        Fund        Fund      Fund Responsive
                                                                                        Fund


$  11,675       $    628   $    207    $     42  $   6,870        $ 493  $   165       $ 565
       --             --         --          --         --           --       --          --
      567              7         55          15        100            6        9          28
      208             12        200         163        175            1        7          19
     (154)           (48)        (3)         --        (20)          (1)      (1)         (8)
   12,296            599        459         220      7,125          499      180         604

    3,589            299        823         251      3,432           75       78         231
    1,522             90        372          72      1,419           --       21          93
      578              2         30           8        546           36       25          26
       30             --          4          --         53           --       --          --
       --             --         --          --         --           --       --          --
      144             --         --           2        137            9        6           7
       19             --          2          --         33           --       --          --
      790             62        319          89        554           --       14          48
       12             10         12           9         12            1       10          11
       10             --         10          --         11           --       --          --
       --             --         --          --         --           --       --          --
       --             --         --          --         --           33       --          --
       23             18         18           3         23            8        6           8
      155             99         67          46        147           14       27          32
       22              1          4           1         19           --       --           1
       17             22         16          22         17            1       18          15
       49             23         46          51         46           11       24          45
       --             --         --           2         --           --       --          --
      127              6         24           7        117            3        5           6
       19             18         18          18         19           18       18          18
       43             --          9           3         37            3        3           4
    7,149            650      1,774         584      6,622          212      255         545

       --            (50)        (9)        (63)        --          (77)     (39)         (1)
    7,149            600      1,765         521      6,622          135      216         544
    5,147             (1)    (1,306)       (301)       503          364      (36)         60
 (266,442)       (10,157)   (49,921)    (18,181)  (187,565)        (317)    (714)       (196)

       --             --         --          --         --           --       --          --
       --             --         --          --         --           --       --          --
   (2,895)           (33)        --          --         --           --       --          --
       10          2,919         --          --         --           --       --          --
   88,551         (1,448)    34,851      10,203     57,818          (20)  (1,296)        156
    3,016             --         --          --         --           --       --          --
       --            191         --          --         --           --       --          --
 (177,760)        (8,528)   (15,070)     (7,978)  (129,747)        (337)  (2,010)        (40)
$(172,613)      $ (8,529)  $(16,376)   $ (8,279) $(129,244)       $  27  $(2,046)      $  20

Statements of Changes in Net Assets

                                                                              CENTURY FUND
                                                                        -------------------------

Neuberger Berman Equity Funds                                             Six Months
                                                                               Ended        Year
                                                                        February 28,       Ended
                                                                                2003  August 31,
                                                                         (Unaudited)        2002
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                 $   (51)    $  (142)
Net realized gain (loss) on investments                                       (1,420)     (5,049)
Change in net unrealized appreciation (depreciation) of investments              380         541
Net increase (decrease) in net assets resulting from operations               (1,091)     (4,650)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                    --          --
Trust Class                                                                       --          --
Advisor Class                                                                     --          --
Net realized gain on investments:
Investor Class                                                                    --          --
Trust Class                                                                       --          --
Advisor Class                                                                     --          --
Institutional Class                                                               --          --
Tax return of capital:
Investor Class                                                                    --          --
Trust Class                                                                       --          --
Advisor Class                                                                     --          --
Total distributions to shareholders                                               --          --
From Fund Share Transactions:
Proceeds from shares sold (Note G):
Investor Class                                                                 1,432       7,106
Trust Class                                                                       --          --
Advisor Class                                                                     --          --
Institutional Class                                                               --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                    --          --
Trust Class                                                                       --          --
Advisor Class                                                                     --          --
Institutional Class                                                               --          --
Payments for shares redeemed:
Investor Class                                                                (1,981)     (5,526)
Trust Class                                                                       --      (1,046)
Advisor Class                                                                     --          --
Institutional Class                                                               --          --
Net increase (decrease) from Fund share transactions                            (549)        534
Effect of Tax-Free Reorganization (Note G)                                        --       1,103
Net Increase (Decrease) in Net Assets                                         (1,640)     (3,013)
Net Assets:
Beginning of period                                                           15,535      18,548
End of period                                                                $13,895     $15,535
Accumulated undistributed net investment income (loss) at end of period      $   (51)    $    --


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)


      FASCIANO FUND              FOCUS FUND               GENESIS FUND
-----------------------------------------------------------------------------

  Six Months                Six Months                Six Months
       Ended        Year         Ended         Year        Ended         Year
February 28,       Ended  February 28,        Ended February 28,        Ended
        2003  August 31,          2003   August 31,         2003   August 31,
 (Unaudited)        2002   (Unaudited)         2002  (Unaudited)         2002

    $   (322)   $ (1,023)   $    1,001  $     (310)   $   (6,164) $   (1,952)
       9,172      (2,967)      (77,643)    (37,010)      (33,335)     16,624
     (30,805)    (10,956)      (55,104)   (579,937)     (117,953)    (20,148)
     (21,955)    (14,946)     (131,746)   (617,257)     (157,452)     (5,476)
          --          --            --          --            --          --
          --          --            --          --            --          --
          --          --            --          --            --          --
          --      (6,182)           --    (105,368)       (3,726)    (29,209)
          --          --            --     (26,008)       (7,994)    (48,682)
          --          --            --      (1,420)         (972)     (5,717)
          --          --            --          --        (1,664)    (10,829)
          --         (51)           --        (106)           --          --
          --          --            --         (26)           --          --
          --          --            --          (2)           --          --
          --      (6,233)           --    (132,930)      (14,356)    (94,437)
      89,545     102,957       142,804     209,128       103,488     411,020
          --          --        69,589     165,078       404,421   1,597,955
       3,074       1,084         6,647      13,243        48,811     219,420
          --          --            --          --        85,140     195,478
          --       6,090            --      93,397         3,549      27,951
          --          --            --      25,815         7,753      46,184
          --          --            --       1,377           951       5,613
          --          --            --          --         1,613      10,759
     (82,039)    (77,144)     (213,249)   (303,497)     (122,286)   (338,469)
          --          --       (88,750)   (190,419)     (391,532)   (860,914)
        (790)        (85)       (5,596)    (11,708)      (97,835)    (85,739)
          --          --            --          --       (57,491)   (100,279)
       9,790      32,902       (88,555)      2,414       (13,418)  1,128,979
          --          --            --          --            --          --
     (12,165)     11,723      (220,301)   (747,773)     (185,226)  1,029,066
     214,984     203,261     1,289,706   2,037,479     4,054,859   3,025,793
    $202,819    $214,984    $1,069,405  $1,289,706    $3,869,633  $4,054,859
    $   (322)   $     --    $    1,001  $       --    $   (6,164) $       --

Statements of Changes in Net Assets cont'd

                                                             CENTURY FUND
                                                       -------------------------

Neuberger Berman Equity Funds                            Six Months
                                                              Ended        Year
                                                       February 28,       Ended
                                                               2003  August 31,
                                                        (Unaudited)        2002
(000's omitted)

Number of Fund Shares:
Sold:
Investor Class                                                  298       1,361
Trust Class                                                      --          --
Advisor Class                                                    --          --
Institutional Class                                              --          --
Issued on reinvestment of dividends and distributions:
Investor Class                                                   --          --
Trust Class                                                      --          --
Advisor Class                                                    --          --
Institutional Class                                              --          --
Redeemed:
Investor Class                                                 (423)       (885)
Trust Class                                                      --        (154)
Advisor Class                                                    --          --
Institutional Class                                              --          --
Net increase (decrease) in shares outstanding                  (125)        322


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)


     FASCIANO FUND              FOCUS FUND               GENESIS FUND
----------------------------------------------------------------------------

  Six Months               Six Months                Six Months
       Ended       Year         Ended        Year         Ended        Year
February 28,      Ended  February 28,       Ended  February 28,       Ended
        2003 August 31,          2003  August 31,          2003  August 31,
 (Unaudited)       2002   (Unaudited)        2002   (Unaudited)        2002

       2,976      2,995         6,567       6,673         5,328      20,089
          --         --         4,245       7,052        14,453      53,745
         381        121           608         853         2,981      12,627
          --         --            --          --         3,242       6,951
          --        189            --       2,775           179       1,426
          --         --            --       1,040           273       1,646
          --         --            --          79            57         339
          --         --            --          --            60         404
     (2,735)     (2,312)       (9,924)     (9,821)       (6,339)    (17,003)
          --         --        (5,638)     (8,346)      (14,204)    (29,696)
        (96)        (11)         (505)       (709)       (5,972)     (5,158)
          --         --            --          --        (2,168)     (3,657)
         526        982        (4,647)       (404)       (2,110)     41,713

Statements of Changes in Net Assets cont'd

                                                                              GUARDIAN FUND
                                                                        -------------------------

Neuberger Berman Equity Funds                                             Six Months
                                                                               Ended         Year
                                                                        February 28,        Ended
                                                                                2003   August 31,
                                                                         (Unaudited)         2002

(000's omitted)

Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                              $    5,147  $   18,304
Net realized gain (loss) on investments                                     (269,327)   (114,705)
Change in net unrealized appreciation (depreciation) of investments           91,567    (321,607)
Net increase (decrease) in net assets resulting from operations             (172,613)   (418,008)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                (6,763)    (15,944)
Trust Class                                                                   (1,871)     (3,128)
Advisor Class                                                                    (87)        (91)
Net realized gain on investments:
Investor Class                                                                    --          --
Trust Class                                                                       --          --
Advisor Class                                                                     --          --
Institutional Class                                                               --          --
Tax return of capital:
Investor Class                                                                    --          --
Trust Class                                                                       --          --
Advisor Class                                                                     --          --
Total distributions to shareholders                                           (8,721)    (19,163)
From Fund Share Transactions:
Proceeds from shares sold (Note G):
Investor Class                                                                35,322      89,876
Trust Class                                                                   31,503      73,381
Advisor Class                                                                    793       2,368
Institutional Class                                                               --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                 6,245      14,739
Trust Class                                                                    1,856       3,094
Advisor Class                                                                     87          91
Institutional Class                                                               --          --
Payments for shares redeemed:
Investor Class                                                              (160,027)   (422,295)
Trust Class                                                                  (70,515)   (208,277)
Advisor Class                                                                 (2,305)     (5,363)
Institutional Class                                                               --          --
Net increase (decrease) from Fund share transactions                        (157,041)   (452,386)
Effect of Tax-Free Reorganization (Note G)                                        --          --
Net Increase (Decrease) in Net Assets                                       (338,375)   (889,557)
Net Assets:
Beginning of period                                                        1,689,442   2,578,999
End of period                                                             $1,351,067  $1,689,442
Accumulated undistributed net investment income (loss) at end of period   $   (2,545) $    1,029


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)


   INTERNATIONAL FUND          MANHATTAN FUND            MILLENNIUM FUND
-----------------------------------------------------------------------------

  Six Months                Six Months                Six Months
       Ended        Year         Ended        Year         Ended        Year
February 28,       Ended  February 28,       Ended  February 28,       Ended
        2003  August 31,          2003  August 31,          2003  August 31,
 (Unaudited)        2002   (Unaudited)        2002   (Unaudited)        2002

    $     (1)   $    267      $ (1,306)  $  (3,101)    $    (301)  $  (1,109)
      (7,271)    (12,849)      (49,921)   (117,314)      (18,181)    (28,630)
      (1,257)      3,542        34,851     (14,083)       10,203      (8,214)
      (8,529)     (9,040)      (16,376)   (134,498)       (8,279)    (37,953)
        (212)       (159)           --          --            --          --
          --          --            --          --            --          --
          --          --            --          --            --          --
          --        (318)           --      (3,495)           --          --
          --          (4)           --        (202)           --          --
          --          --            --         (13)           --          --
          --          --            --          --            --          --
          --          --            --        (236)           --          --
          --          --            --         (15)           --          --
          --          --            --          (1)           --          --
        (212)       (481)           --      (3,962)           --          --
      12,736      27,669        80,797     125,777        95,642     153,693
       1,268       2,211        10,579      16,571         3,016       3,287
          --          --           523       1,162           567         286
          --          --            --          --            --          --
         192         448            --       3,536            --          --
          --           4            --         216            --          --
          --          --            --          13            --          --
          --          --            --          --            --          --
     (14,578)    (39,767)      (95,161)   (216,619)     (101,287)   (173,179)
      (1,069)     (3,006)      (14,286)    (22,674)       (3,551)     (4,332)
          --          --          (381)       (503)         (567)         --
          --          --            --          --            --          --
      (1,451)    (12,441)      (17,929)    (92,521)       (6,180)    (20,245)
          --          --            --          --            --          --
     (10,192)    (21,962)      (34,305)   (230,981)      (14,459)    (58,198)
      78,072     100,034       320,512     551,493        67,646     125,844
    $ 67,880    $ 78,072      $286,207   $ 320,512     $  53,187   $  67,646
    $    (11)   $    202      $ (1,306)  $      --     $    (301)  $      --

Statements of Changes in Net Assets cont'd

                                                             GUARDIAN FUND
                                                       -------------------------

Neuberger Berman Equity Funds                            Six Months
                                                              Ended        Year
                                                       February 28,       Ended
                                                               2003  August 31,
                                                        (Unaudited)        2002
(000's omitted)

Number of Fund Shares:
Sold:
Investor Class                                                3,330       6,528
Trust Class                                                   3,759       6,865
Advisor Class                                                    83         194
Institutional Class                                              --          --
Issued on reinvestment of dividends and distributions:
Investor Class                                                  592       1,114
Trust Class                                                     224         294
Advisor Class                                                     9           8
Institutional Class                                              --          --
Redeemed:
Investor Class                                              (15,079)    (31,477)
Trust Class                                                  (8,415)    (19,564)
Advisor Class                                                  (246)       (439)
Institutional Class                                              --          --
Net increase (decrease) in shares outstanding               (15,743)    (36,477)


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)


   INTERNATIONAL FUND         MANHATTAN FUND            MILLENNIUM FUND
----------------------------------------------------------------------------

  Six Months               Six Months                Six Months
       Ended       Year         Ended        Year         Ended        Year
February 28,      Ended  February 28,       Ended  February 28,       Ended
        2003 August 31,          2003  August 31,          2003  August 31,
 (Unaudited)       2002   (Unaudited)        2002   (Unaudited)        2002

       1,303      2,480        17,294      21,317        11,066      12,007
         122        186         1,477       1,848           325         220
          --         --            71         127            87          29
          --         --            --          --            --          --
          20         40            --         540            --          --
          --         --            --          22            --          --
          --         --            --           1            --          --
          --         --            --          --            --          --
     (1,485)     (3,557)      (20,437)    (36,040)      (11,740)    (13,479)
       (104)       (250)       (1,984)     (2,486)         (383)       (301)
          --         --           (52)        (54)          (87)         --
          --         --            --          --            --          --
       (144)     (1,101)       (3,631)    (14,725)         (732)     (1,524)

Statements of Changes in Net Assets cont'd

                                                                              PARTNERS FUND
                                                                        -------------------------

Neuberger Berman Equity Funds                                             Six Months
                                                                               Ended         Year
                                                                        February 28,        Ended
                                                                                2003   August 31,
                                                                         (Unaudited)         2002
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                              $      503  $    2,324
Net realized gain (loss) on investments                                     (187,565)   (137,689)
Change in net unrealized appreciation (depreciation) of investments           57,818    (197,776)
Net increase (decrease) in net assets resulting from operations             (129,244)   (333,141)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                (2,096)     (6,328)
Trust Class                                                                       --        (833)
Advisor Class                                                                     --          --
Net realized gain on investments:
Investor Class                                                                    --     (30,058)
Trust Class                                                                       --      (8,055)
Advisor Class                                                                     --        (742)
Institutional Class                                                               --          --
Tax return of capital:
Investor Class                                                                    --          --
Trust Class                                                                       --          --
Advisor Class                                                                     --          --
Total distributions to shareholders                                           (2,096)    (46,016)
From Fund Share Transactions:
Proceeds from shares sold (Note G):
Investor Class                                                                39,278      54,026
Trust Class                                                                   29,280     100,772
Advisor Class                                                                  1,774      10,983
Institutional Class                                                               --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                 1,999      34,935
Trust Class                                                                       --       8,835
Advisor Class                                                                     --         741
Institutional Class                                                               --          --
Payments for shares redeemed:
Investor Class                                                              (112,988)   (275,412)
Trust Class                                                                  (68,951)   (179,610)
Advisor Class                                                                 (5,059)    (17,458)
Institutional Class                                                               --          --
Net increase (decrease) from Fund share transactions                        (114,667)   (262,188)
Effect of Tax-Free Reorganization (Note G)                                        --          --
Net Increase (Decrease) in Net Assets                                       (246,007)   (641,345)
Net Assets:
Beginning of period                                                        1,554,190   2,195,535
End of period                                                             $1,308,183  $1,554,190
Accumulated undistributed net investment income (loss) at end of period   $      502  $    2,095


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

        REAL ESTATE FUND               REGENCY FUND        SOCIALLY RESPONSIVE FUND
------------------------------------------------------------------------------------

                    Period from
  Six Months        May 1, 2002    Six Months                Six Months
       Ended      (Commencement         Ended        Year         Ended        Year
February 28,  of Operations) to  February 28,       Ended  February 28,       Ended
        2003         August 31,          2003  August 31,          2003  August 31,
 (Unaudited)               2002   (Unaudited)        2002   (Unaudited)        2002

     $   364            $   108       $   (36)   $    (21)      $    60    $    192
        (317)              (106)         (714)     (1,963)         (196)     (3,125)
         (20)               (48)       (1,296)     (1,872)          156     (10,538)
          27                (46)       (2,046)     (3,856)           20     (13,471)
          --                 --            --         (12)         (158)       (260)
        (381)               (62)           --         (19)           (2)         --
          --                 --            --          --            --          --
          --                 --            --      (1,735)           --      (7,224)
          --                 --            --      (2,411)           --      (2,526)
          --                 --            --          --            --          --
          --                 --            --          --            --          --
          --                 --            --          (7)           --        (233)
          --                 --            --         (10)           --         (82)
          --                 --            --          --            --          --
        (381)               (62)           --      (4,194)         (160)    (10,325)
          --                 --         2,624       9,449        10,922      15,962
      16,577             12,687            92         320         5,168       9,634
          --                 --            --          --            --          --
          --                 --            --          --            --          --
          --                 --            --       1,694           144       7,454
         338                 21            --       2,438             2       2,568
          --                 --            --          --            --          --
          --                 --            --          --            --          --
          --                 --        (1,782)     (7,077)       (4,914)    (23,563)
      (7,078)              (421)       (3,250)    (10,067)       (2,801)    (20,646)
          --                 --            --          --            --          --
          --                 --            --          --            --          --
       9,837             12,287        (2,316)     (3,243)        8,521      (8,591)
          --                 --            --          --            --          --
       9,483             12,179        (4,362)    (11,293)        8,381     (32,387)
      12,179                 --        30,153      41,446        83,740     116,127
     $21,662            $12,179       $25,791    $ 30,153       $92,121    $ 83,740
     $    54            $    71       $   (36)   $     --       $  (100)   $     --


Statements of Changes in Net Assets cont'd

                                                             PARTNERS FUND
                                                       -------------------------

Neuberger Berman Equity Funds                            Six Months
                                                              Ended        Year
                                                       February 28,       Ended
                                                               2003  August 31,
                                                        (Unaudited)        2002
(000's omitted)

Number of Fund Shares:
Sold:
Investor Class                                                2,536       2,752
Trust Class                                                   2,442       6,611
Advisor Class                                                   170         813
Institutional Class                                              --          --
Issued on reinvestment of dividends and distributions:
Investor Class                                                  125       1,742
Trust Class                                                      --         572
Advisor Class                                                    --          55
Institutional Class                                              --          --
Redeemed:
Investor Class                                               (7,298)    (14,154)
Trust Class                                                  (5,812)    (11,950)
Advisor Class                                                  (481)     (1,324)
Institutional Class                                              --          --
Net increase (decrease) in shares outstanding                (8,318)    (14,883)


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

       REAL ESTATE FUND               REGENCY FUND        SOCIALLY RESPONSIVE FUND
-----------------------------------------------------------------------------------

                   Period from
  Six Months       May 1, 2002    Six Months                Six Months
       Ended     (Commencement         Ended        Year         Ended        Year
February 28, of Operations) to  February 28,       Ended  February 28,       Ended
        2003        August 31,          2003  August 31,          2003  August 31,
 (Unaudited)              2002   (Unaudited)        2002   (Unaudited)        2002

          --                --           257         812           718         909
       1,724             1,284            10          32           490         788
          --                --            --          --            --          --
          --                --            --          --            --          --
          --                --            --         153             9         424
          36                 2            --         251            --         211
          --                --            --          --            --          --
          --                --            --          --            --          --
          --                --          (177)       (623)         (323)     (1,337)
       (736)               (44)         (376)     (1,082)         (267)     (1,987)
          --                --            --          --            --          --
          --                --            --          --            --          --
       1,024             1,242          (286)       (457)          627        (992)


Notes to Financial Statements Equity Funds

     Note A--Summary of Significant Accounting Policies:

1 General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is comprised of the following twelve separate operating series: Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds"), each of which (except Focus and Real Estate) is diversified. Eleven Funds offer Investor Class shares, ten offer Trust Class shares, seven offer Advisor Class shares, and one offers Institutional Class shares. The Advisor Classes of Fasciano and Millennium, and the Trust Class of Real Estate had no operations until May 24, 2002, May 3, 2002 and May 1, 2002, respectively, other than matters relating to their organization and registration of their shares under the 1933 Act. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

     recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlement of class action litigation in which the Funds participated as plaintiffs. The amount of such proceeds for the six months ended February 28, 2003 was $62 for Focus.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Dividends and distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. At August 31, 2002, the capital loss carryforwards for each Fund were as follows:

                                        Expiring in:
                                   2008        2009         2010

               Century/(1)/  $3,239,905 $18,886,740 $  9,229,870
               Fasciano                                  949,924
               Focus                                  23,343,648
               Guardian                               45,760,276
               International                           6,773,088
               Manhattan                             323,654,143
               Millennium                27,997,365   71,963,076
               Partners                               34,488,256
               Regency                                 1,771,919


     (1)The capital loss carryforwards shown above for Century include $685,257 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology") (see Note G). The use of these losses to offset future gains may be limited in a given year.

     Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and

Notes to Financial Statements Equity Funds cont'd

     tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

8 Expense allocation: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of option transactions for the six months ended February 28, 2003:


                                                           Value
                                                            When
                Focus                          Number    Written

                Contracts outstanding 8/31/02      0  $       0
                Contracts written              5,000    460,000
                Contracts expired                  0          0
                Contracts exercised           (5,000)  (460,000)
                Contracts closed                   0          0
                                              ------  ---------
                Contracts outstanding 2/28/03      0  $       0
                                              ------  ---------


10 Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, Millennium, Real Estate, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

     matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the six months ended February 28, 2003, Century, Fasciano, Focus, Genesis, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive did not enter into any financial futures contracts. During the six months ended February 28, 2003, Guardian and International entered into various financial futures contracts. At February 28, 2003, there were no open positions.

11 Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. The Funds have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

12 Security lending: The Funds entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Funds make security loans. The Funds will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Funds from qualifying as regulated investment companies. The Funds receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Funds invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Funds receive a fee, payable monthly, negotiated by the Funds and Morgan, based on the number and duration of the lending

Notes to Financial Statements Equity Funds cont'd

     transactions. This income is reflected in the Statements of Operations under the caption Interest income. Effective April 21, 2003, Morgan has terminated this agreement.

13 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

14 Organization expenses: Organization expenses incurred by Real Estate are being amortized on a straight-line basis over a twelve-month period. At February 28, 2003, the unamortized balance of such expenses amounted to $14,524.

15 Redemption of fund shares: The Investor and Trust Classes of International and the Trust Class of Real Estate charge a redemption fee of 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 180 days or less of the purchase date. All redemption fees are paid to and recorded by each class as Paid-in capital. For the six months ended February 28, 2003, the Investor and Trust Classes of International and the Trust Class of Real Estate received $41,051, $11,661 and $0, respectively, in redemption fees.

16   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and trustees as the Funds. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Funds do not pay Management an investment management fee associated with their investment in the Cash Fund. Income earned on the investment is reflected in the Statements of Operations under the caption Interest income. The following table shows the income earned on this investment during the six months ended February 28, 2003:

                                          Income Earned on
                      (000's omitted)        the Cash Fund

                      Century                       $    2
                      Fasciano                          75
                      Focus                             62
                      Genesis                        1,889
                      Guardian                         546
                      International                      7
                      Manhattan                         55
                      Millennium                        16
                      Partners                          99
                      Real Estate                        6
                      Regency                            9
                      Socially Responsive               --

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)


17 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                      First    Next    Next    Next    Next    Next    Next    Next
                       $250    $250    $250    $250    $500    $500    $500    $1.5
                    million million million million million million million billion Thereafter
Century              0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Fasciano             0.85%    0.85%  0.825%  0.825%  0.80%   0.775%   0.75%  0.725%   0.725%
Focus                0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Genesis              0.85%    0.80%   0.75%   0.70%  0.65%    0.65%   0.65%   0.65%    0.65%
Guardian             0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
International        0.85%   0.825%   0.80%  0.775%  0.75%   0.725%  0.725%   0.70%    0.70%
Manhattan            0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Millennium           0.85%    0.80%   0.75%   0.70%  0.65%    0.65%   0.65%   0.65%    0.65%
Partners             0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Real Estate          0.85%    0.85%   0.85%   0.85%  0.85%    0.85%   0.85%   0.85%    0.85%
Regency              0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Socially Responsive  0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%

     Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.26% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.40% of its average daily net assets, and the Investor Class of Fasciano and the Institutional Class of Genesis pay Management an administration fee at the annual rate of 0.15% of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     For the Trust Class of Focus, Guardian, Millennium, Partners, Real Estate, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Trustees of the Trust have adopted plans (each a "Plan") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the

Notes to Financial Statements Equity Funds cont'd

     payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

     Management has contractually undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                    Reimbursement from
                                                                Management for the Six
                                            Expense                       Months Ended
Class                                Limitation/(1)/ Expiration      February 28, 2003
Century Fund Investor Class               1.50%       12/31/12         $74,597
Fasciano Fund Advisor Class               1.90%       12/31/12              --
Focus Fund Trust Class                    1.50%       12/31/05              --
Focus Fund Advisor Class                  1.50%       12/31/14              --
Genesis Fund Trust Class                  1.50%       12/31/05              --
Genesis Fund Advisor Class                1.50%       12/31/14              --
Genesis Fund Institutional Class          0.85%       12/31/14          40,370
Guardian Fund Trust Class                 1.50%       12/31/05              --
Guardian Fund Advisor Class               1.50%       12/31/14              --
International Fund Investor Class         1.70%       12/31/05          40,906
International Fund Trust Class            2.00%       12/31/12           9,238
Manhattan Fund Trust Class                1.50%       12/31/05              --
Manhattan Fund Advisor Class              1.50%       12/31/14           8,687
Millennium Fund Investor Class            1.75%       12/31/05          50,805
Millennium Fund Trust Class               1.75%       12/31/14          12,197
Millennium Fund Advisor Class             1.90%       12/31/12              --
Partners Fund Trust Class                 1.50%       12/31/05              --
Partners Fund Advisor Class               1.50%       12/31/14              --
Real Estate Fund Trust Class              1.50%       12/31/12          76,797
Regency Fund Investor Class               1.50%       12/31/12          14,026
Regency Fund Trust Class                  1.50%       12/31/12          24,646
Socially Responsive Fund Trust Class      1.50%       12/31/05             868

     (1)Expense limitation per annum of the respective class' average daily net assets.

     The Investor Classes of Century, International, Millennium, and Regency and the Trust Class, Advisor Class, and Institutional Class of each fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended February 28, 2003, the Advisor Classes of Fasciano and Millennium reimbursed Management $3,885 and $2,352,

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

     respectively, under this agreement. At February 28, 2003, contingent liabilities to Management under the agreement were as follows:


                 Century Fund Investor Class          $298,454
                 International Fund Investor Class      40,906
                 Millennium Fund Investor Class         50,805
                 Regency Fund Investor Class            93,797
                 International Fund Trust Class         19,864
                 Millennium Fund Trust Class            19,704
                 Real Estate Fund Trust Class          178,138
                 Regency Fund Trust Class              176,552
                 Socially Responsive Fund Trust Class      868
                 Manhattan Fund Advisor Class           18,358
                 Millennium Fund Advisor Class           1,662
                 Genesis Fund Institutional Class      132,543


     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under the Plan, as described above.

     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $0, $4, $632, $0, $0, $7, $0, $5, $0, $0, $0, and $10 for Century,
     Fasciano, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive, respectively.

     Note C--Securities Transactions:

     During the six months ended February 28, 2003, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:


                   (000's omitted)      Purchases       Sales

                   Century             $    8,109  $    8,409
                   Fasciano                16,487      27,589
                   Focus                  104,692     202,843
                   Genesis                274,660     269,079
                   Guardian             1,303,043   1,383,143
                   International           23,052      23,422
                   Manhattan              224,647     246,650
                   Millennium              78,376      88,078
                   Partners               392,355     514,108
                   Real Estate             17,514       8,415
                   Regency                 10,705      13,097
                   Socially Responsive     13,166       9,709

Notes to Financial Statements Equity Funds cont'd


     During the six months ended February 28, 2003, International had entered into various contracts to deliver currencies at specified future dates. At February 28, 2003, open contracts were as follows:


                            In Exchange Settlement              Net Unrealized
     Purchase    Contracts          For       Date      Value     Appreciation

     Euro Dollar 1,738,676   $1,701,730    3/26/03   $1,872,416       $170,686


                            In Exchange Settlement              Net Unrealized
   Sell          Contracts          For       Date      Value     Depreciation

   Japanese Yen 201,025,719  $1,701,730    3/26/03   $1,702,119           $389


     During the six months ended February 28, 2003, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:


                                                  Other
                  (000's omitted)     Neuberger Brokers  Total

                  Century               $ 10    $    6  $   16
                  Fasciano                15        47      62
                  Focus                  693       532   1,225
                  Genesis                352       831   1,183
                  Guardian               557     1,025   1,582
                  International            1        97      98
                  Manhattan              111       369     480
                  Millennium              26       231     257
                  Partners               883       867   1,750
                  Real Estate              6        49      55
                  Regency                 24        14      38
                  Socially Responsive     23         7      30


     Note D--Line of Credit:

     At February 28, 2003, each Fund (except International and Real Estate) was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2003. During the six months ended February 28, 2003, none of the Funds utilized this line of credit.

     At February 28, 2003, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

credit on the same terms. Because another investment company participates, there is no assurance that an individual Fund will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at February 28, 2003, nor had it utilized this line of credit at any time prior to that date.

Note E--Investments In Non-Controlled Affiliates*:


Focus                          Balance of                         Balance of                      Dividends
                                   Shares      Gross      Gross       Shares                    Included in
                                     Held  Purchases      Sales         Held        Value Dividend Income--
                               August 31,        and        and February 28, February 28,    Non-Controlled
Name of Issuer                       2002  Additions Reductions         2003         2003        Affiliates

Furniture Brands International 3,040,000      10,000    140,000     2,910,000 $ 52,991,000          $     --
International Rectifier        3,225,000     337,200    207,200     3,355,000   74,984,000                --

Genesis                        Balance of                          Balance of                      Dividends
                                   Shares      Gross      Gross        Shares                    Included in
                                     Held  Purchases      Sales          Held        Value Dividend Income--
Name of Issuer                 August 31,        and        and  February 28,  February 28,    Non-Controlled
                                     2002  Additions Reductions          2003         2003        Affiliates

Actel Corp.                    1,448,600     169,400         --     1,618,000 $ 26,534,000          $     --
AFC Enterprises                1,577,000      30,000         --     1,607,000   26,130,000                --
Annuity and Life Re**          1,449,600          --  1,449,600            --           --            72,000
AptarGroup Inc.                3,428,600          --         --     3,428,600  103,887,000           411,000
Black Box                      1,017,800      11,800         --     1,029,600   41,864,000            51,000
CEC Entertainment              1,491,100      47,400         --     1,538,500   38,940,000                --
Church & Dwight                2,746,000      50,000         --     2,796,000   83,321,000           415,000
Concerto Software                826,400          --         --       826,400    4,570,000                --
Dionex Corp.                   1,095,800          --         --     1,095,800   36,403,000                --
Electronics for Imaging        3,274,400     176,900         --     3,451,300   57,257,000                --
EMCOR Group                      702,900      92,400         --       795,300   38,413,000                --
Engineered Support Systems       760,900     380,450         --     1,141,350   41,214,000            21,000
The First Years                  475,500          --         --       475,500    4,850,000                --
Haemonetics Corp.              1,897,600      80,000         --     1,977,600   41,510,000                --
Hancock Fabrics                1,286,800      28,000         --     1,314,800   18,775,000           207,000
IDEXX Laboratories             1,888,200      15,000         --     1,903,200   69,391,000                --
IHOP Corp.                     1,093,400          --         --     1,093,400   24,656,000                --
Kaydon Corp.**                 1,558,600          --    429,700     1,128,900   20,320,000           374,000
K-V Pharmaceutical**           1,566,700          --         --     1,566,700   31,021,000                --
ManTech International          1,117,800     700,300         --     1,818,100   28,308,000                --
Mentor Corp.                   2,153,000   2,173,000         --     4,326,000   75,536,000           151,000
OceanFirst Financial             793,650          --         --       793,650   16,643,000           286,000
R.H. Donnelley                 1,860,900          --     55,000     1,805,900   55,983,000                --
Simpson Manufacturing          1,521,800          --         --     1,521,800   51,437,000                --
United Stationers              1,533,000     225,000         --     1,758,000   36,602,000                --
Wallace Computer Services      2,829,200          --         --     2,829,200   72,116,000           934,000

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.
** At February 28, 2003, the issuers of these securities were no longer affiliated with the Fund.

Notes to Financial Statements Equity Funds cont'd


     Note F--Cessation of Operations:

     On October 2, 2001, the Board of Trustees of Neuberger Berman Equity Funds approved the cessation of the operations of the Trust Classes of Century and Technology. The Trust Classes of Century and Technology ceased operations on December 14, 2001 and January 15, 2002, respectively. Shareholders received the net asset value per share for all shares they owned at that date. This may have been a taxable event for those shareholders not holding through a qualified retirement vehicle.

     Note G--Mergers and Reorganizations:

     On August 2, 2002, Century acquired all of the net assets of Technology pursuant to a plan of reorganization approved by the Board of Trustees on June 5, 2002. The merger was accomplished by a tax-free exchange of 850,982 shares of Century (valued at $3,940,048) for the 1,938,608 shares of Technology outstanding on August 2, 2002. Technology's net assets at that date ($3,940,048), including $1,102,656 of unrealized depreciation, were combined with those of Century. The aggregate net assets of Century and Technology immediately before the merger were $10,760,841 and $3,940,048, respectively, resulting in aggregate net assets of $14,700,889 immediately after the merger.

     Note H--Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights Century Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                          Six Months                                       Period from
                                                Ended                                December 6, 1999/\
                                         February 28,        Year Ended August 31,        to August 31,
                                         -----------------  -----------------------  ---------------------


                                                 2003          2002         2001                   2000
                                          (Unaudited)

Net Asset Value, Beginning of Period           $ 4.89       $  6.50      $ 13.44                $ 10.00
                                               ------       -------      -------                -------

Income From Investment Operations
Net Investment Income (Loss)                     (.02)         (.05)        (.08)                  (.05)
Net Gains or Losses on Securities (both
 realized and unrealized)                        (.32)        (1.56)       (6.86)                  3.49
                                               ------       -------      -------                -------
Total From Investment Operations                 (.34)        (1.61)       (6.94)                  3.44
                                               ------       -------      -------                -------
Net Asset Value, End of Period                 $ 4.55       $  4.89      $  6.50                $ 13.44
                                               ------       -------      -------                -------
Total Return/+//+/                              (6.95%)**    (24.77%)     (51.60%)               +34.40%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)        $ 13.9       $  15.5      $  17.5                $  43.6
Ratio of Gross Expenses to Average Net
 Assets/#/                                       1.52%*        1.50%        1.50%                  1.50%*
Ratio of Net Expenses to Average Net
 Assets/++/                                      1.52%*        1.50%        1.50%                  1.50%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                           (.69%)*       (.89%)       (.86%)                 (.81%)*
Portfolio Turnover Rate                            56%          142%/##/     107%                    65%

See Notes to Financial Highlights

Financial Highlights Fasciano Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class              Six Months                      Two Months
                                 Ended       Year Ended          Ended
                          February 28,       August 31,     August 31,                     Year Ended June 30,
                          -----------------  -------------  ---------------  ------------------------------------------------


                                  2003             2002           2001       2001(Pounds)   2000(Yen)  1999(Yen)   1998(Yen)
                           (Unaudited)

Net Asset Value,
 Beginning of Period            $31.19           $33.93         $34.39             $32.55      $31.78     $34.91     $ 27.53
                                ------           ------         ------             ------      ------     ------     -------

Income From Investment
 Operations
Net Investment Income
 (Loss)                           (.04)            (.16)          (.06)              (.11)        .34        .40         .16
Net Gains or Losses on
 Securities (both
 realized and unrealized)        (3.02)           (1.50)          (.40)              2.24         .82      (2.25)       8.71
                                ------           ------         ------             ------      ------     ------     -------
Total From Investment
 Operations                      (3.06)           (1.66)          (.46)              2.13        1.16      (1.85)       8.87
                                ------           ------         ------             ------      ------     ------     -------

Less Distributions
From Net Investment
 Income                             --               --             --               (.29)       (.39)      (.03)         --
From Net Capital Gains              --            (1.08)            --                 --          --      (1.25)      (1.49)
                                ------           ------         ------             ------      ------     ------     -------
Total Distributions                 --            (1.08)            --               (.29)       (.39)     (1.28)      (1.49)
                                ------           ------         ------             ------      ------     ------     -------
Net Asset Value, End of
 Period                         $28.13           $31.19         $33.93             $34.39      $32.55     $31.78     $ 34.91
                                ------           ------         ------             ------      ------     ------     -------
Total Return/+//+/               (9.81%)**        (4.99%)        (1.34%)**          +6.64%      +3.70%     (5.20%)    +33.20%

Ratios/Supplemental Data
Net Assets, End of
 Period (in millions)           $199.8           $214.1         $203.3             $210.6      $266.9     $418.2     $  95.0
Ratio of Gross Expenses
 to Average Net Assets/#/         1.27%*           1.36%          1.58%*              1.3%         --%        --%         --%
Ratio of Net Expenses to
 Average Net Assets               1.27%*           1.36%          1.58%*              1.3%        1.2%       1.2%        1.3%
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets               (.30%)*          (.48%)        (1.03%)*             (.4%)        .8%       1.8%         .2%
Portfolio Turnover Rate              8%              24%             4%                 3%         29%        20%         50%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights Fasciano Fund cont'd


Advisor Class                                                                 Period from
                                                 Six Months Ended          May 24, 2002/\
                                                     February 28,           to August 31,
                                                 ------------------------  --------------------

                                                             2003                    2002
                                                      (Unaudited)

Net Asset Value, Beginning of Period                      $  8.38                 $ 10.00
                                                          -------                 -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.03)                   (.03)
Net Gains or Losses on Securities
 (both realized and unrealized)                              (.81)                  (1.59)
                                                          -------                 -------
Total From Investment Operations                             (.84)                  (1.62)
                                                          -------                 -------
Net Asset Value, End of Period                            $  7.54                 $  8.38
                                                          -------                 -------
Total Return/+//+/                                         (10.02%)**              (16.20%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $   3.0                 $   0.9
Ratio of Gross Expenses to Average Net Assets/#/             1.82%*                  1.90%*
Ratio of Net Expenses to Average Net Assets                  1.82%*/(S)/             1.90%*/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                       (.88%)*                (1.04%)*
Portfolio Turnover Rate                                         8%                     24%

See Notes to Financial Highlights

Financial Highlights Focus Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                        Six Months Ended
                                             February 28,                       Year Ended August 31,
                                         ---------------------  -----------------------------------------------------


                                                     2003           2002       2001       2000       1999      1998
                                              (Unaudited)

Net Asset Value, Beginning of Period              $ 23.05       $  36.11   $  50.61   $  36.25   $  27.79  $  38.89
                                                  -------       --------   --------   --------   --------  --------

Income From Investment Operations
Net Investment Income (Loss)                          .02            .01       (.04)      (.01)       .02       .10
Net Gains or Losses on Securities (both
 realized and unrealized)                           (2.35)        (10.65)    (10.23)     19.69      10.50     (6.21)
                                                  -------       --------   --------   --------   --------  --------
Total From Investment Operations                    (2.33)        (10.64)    (10.27)     19.68      10.52     (6.11)
                                                  -------       --------   --------   --------   --------  --------

Less Distributions
From Net Investment Income                             --             --         --       (.01)      (.09)     (.06)
From Net Capital Gains                                 --          (2.42)     (4.23)     (5.31)     (1.97)    (4.93)
                                                  -------       --------   --------   --------   --------  --------
Total Distributions                                    --          (2.42)     (4.23)     (5.32)     (2.06)    (4.99)
                                                  -------       --------   --------   --------   --------  --------
Net Asset Value, End of Period                    $ 20.72       $  23.05   $  36.11   $  50.61   $  36.25  $  27.79
                                                  -------       --------   --------   --------   --------  --------
Total Return/+//+/                                 (10.11%)**     (31.58%)   (20.40%)   +59.29%    +38.09%   (17.37%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $ 851.4       $1,024.6   $1,618.6   $1,996.4   $1,326.6  $1,119.9
Ratio of Gross Expenses to Average Net
 Assets/#/                                            .93%*          .87%       .83%       .85%       .85%      .84%
Ratio of Net Expenses to Average Net
 Assets                                               .93%*          .87%       .83%       .84%       .85%      .84%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                         .21%*          .02%      (.09%)     (.02%)      .03%      .27%
Portfolio Turnover Rate                                 9%            25%        38%        55%        57%       64%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights Focus Fund cont'd

Trust Class/+/                           Six Months Ended
                                                 February
                                                      28,                         Year Ended August 31,
                                         ---------------------  ----------------------------------------------------------


                                                     2003          2002      2001      2000         1999         1998
                                              (Unaudited)

Net Asset Value, Beginning of Period              $ 16.98       $ 26.66   $ 35.33   $ 23.62      $ 17.14      $ 21.27
                                                  -------       -------   -------   -------      -------      -------

Income From Investment Operations
Net Investment Income (Loss)                          .01          (.04)     (.08)     (.05)        (.02)         .03
Net Gains or Losses on Securities (both
 realized and unrealized)                           (1.74)        (7.86)    (7.17)    13.40         6.53        (3.66)
                                                  -------       -------   -------   -------      -------      -------
Total From Investment Operations                    (1.73)        (7.90)    (7.25)    13.35         6.51        (3.63)
                                                  -------       -------   -------   -------      -------      -------

Less Distributions
From Net Investment Income                             --            --        --        --         (.03)        (.01)
From Net Capital Gains                                 --         (1.78)    (1.42)    (1.64)          --         (.49)
                                                  -------       -------   -------   -------      -------      -------
Total Distributions                                    --         (1.78)    (1.42)    (1.64)        (.03)        (.50)
                                                  -------       -------   -------   -------      -------      -------
Net Asset Value, End of Period                    $ 15.25       $ 16.98   $ 26.66   $ 35.33      $ 23.62      $ 17.14
                                                  -------       -------   -------   -------      -------      -------
Total Return/+//+/                                 (10.19%)**    (31.74%)  (20.58%)  +59.02%      +38.07%      (17.45%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $ 202.7       $ 249.3   $ 398.2   $ 372.4      $ 216.0      $ 193.2
Ratio of Gross Expenses to Average Net
 Assets/#/                                           1.07%*        1.04%     1.03%     1.05%         .95%         .94%
Ratio of Net Expenses to Average Net
 Assets                                              1.07%*        1.04%     1.03%     1.05%/++/     .95%/++/     .94%/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                         .06%*        (.15%)    (.28%)    (.22%)       (.07%)        .17%
Portfolio Turnover Rate                                 9%           25%       38%       55%          57%          64%


Advisor Class/+/                         Six Months Ended
                                                 February
                                                      28,                         Year Ended August 31,
                                         ---------------------  ----------------------------------------------------------


                                                     2003          2002      2001      2000         1999         1998
                                              (Unaudited)

Net Asset Value, Beginning of Period              $ 11.86       $ 18.64   $ 23.57   $ 16.18      $ 11.31      $ 14.34
                                                  -------       -------   -------   -------      -------      -------

Income From Investment Operations
Net Investment Income (Loss)                         (.01)         (.06)     (.15)     (.06)        (.08)        (.03)
Net Gains or Losses on Securities (both
 realized and unrealized)                           (1.21)        (5.48)    (4.78)     8.99         4.96        (2.42)
                                                  -------       -------   -------   -------      -------      -------
Total From Investment Operations                    (1.22)        (5.54)    (4.93)     8.93         4.88        (2.45)
                                                  -------       -------   -------   -------      -------      -------
Less Distributions
From Net Capital Gains                                 --         (1.24)       --     (1.54)        (.01)        (.58)
                                                  -------       -------   -------   -------      -------      -------
Net Asset Value, End of Period                    $ 10.64       $ 11.86   $ 18.64   $ 23.57      $ 16.18      $ 11.31
                                                  -------       -------   -------   -------      -------      -------
Total Return/+//+/                                 (10.29%)**    (31.83%)  (20.92%)  +58.68%      +43.15%      (17.73%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $  15.3       $  15.8   $  20.7   $  15.2      $   1.9      $   0.5
Ratio of Gross Expenses to Average Net
 Assets/#/                                           1.35%*        1.28%     1.47%     1.50%        1.50%        1.50%
Ratio of Net Expenses to Average Net
 Assets                                              1.35%*        1.28%     1.47%     1.50%/++/    1.50%/++/    1.50%/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                        (.20%)*       (.37%)    (.71%)    (.66%)       (.58%)       (.36%)
Portfolio Turnover Rate                                 9%           25%       38%       55%          57%          64%

See Notes to Financial Highlights

Financial Highlights Genesis Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                Six Months Ended
                                                     February 28,                       Year Ended August 31,
                                                 ---------------------  -------------------------------------------------


                                                             2003
                                                      (Unaudited)           2002      2001      2000      1999       1998

Net Asset Value, Beginning of Period                     $  19.70       $  19.78   $ 18.00   $ 14.39   $ 12.47  $  15.55
                                                         --------       --------   -------   -------   -------  --------

Income From Investment Operations
Net Investment Income (Loss)                                 (.03)          (.01)     (.01)       --       .11       .11
Net Gains or Losses on Securities
 (both realized and unrealized)                              (.71)           .51      2.83      3.69      2.27     (3.00)
                                                         --------       --------   -------   -------   -------  --------
Total From Investment Operations                             (.74)           .50      2.82      3.69      2.38     (2.89)
                                                         --------       --------   -------   -------   -------  --------

Less Distributions
From Net Investment Income                                     --             --        --      (.08)     (.12)       --
From Net Capital Gains                                       (.07)          (.58)    (1.04)       --      (.34)     (.19)
                                                         --------       --------   -------   -------   -------  --------
Total Distributions                                          (.07)          (.58)    (1.04)     (.08)     (.46)     (.19)
                                                         --------       --------   -------   -------   -------  --------
Net Asset Value, End of Period                           $  18.89       $  19.70   $ 19.78   $ 18.00   $ 14.39  $  12.47
                                                         --------       --------   -------   -------   -------  --------
Total Return/+//+/                                          (3.77%)**      +2.54%   +16.52%   +25.79%   +19.20%   (18.82%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $1,003.8       $1,063.2   $ 978.3   $ 749.0   $ 851.3  $1,079.1
Ratio of Gross Expenses to Average Net Assets/#/             1.11%*         1.10%     1.11%     1.21%     1.17%     1.11%
Ratio of Net Expenses to Average Net Assets                  1.11%*         1.10%     1.11%     1.21%     1.17%     1.10%/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                       (.32%)*        (.05%)    (.07%)    (.02%)     .61%      .72%
Portfolio Turnover Rate                                         7%            19%       19%       38%       33%       18%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights Genesis Fund cont'd

Trust Class/+/                                   Six Months Ended
                                                     February 28,                       Year Ended August 31,
                                                 ---------------------  --------------------------------------------------


                                                             2003           2002       2001      2000      1999      1998
                                                      (Unaudited)

Net Asset Value, Beginning of Period                     $  28.19       $  28.33   $  25.34   $ 20.26   $ 17.28  $ 21.45
                                                         --------       --------   --------   -------   -------  -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.04)          (.02)      (.03)       --       .13      .12
Net Gains or Losses on Securities
 (both realized and unrealized)                             (1.01)           .72       4.06      5.19      3.17    (4.14)
                                                         --------       --------   --------   -------   -------  -------
Total From Investment Operations                            (1.05)           .70       4.03      5.19      3.30    (4.02)
                                                         --------       --------   --------   -------   -------  -------

Less Distributions
From Net Investment Income                                     --             --         --      (.11)     (.12)      --
From Net Capital Gains                                       (.10)          (.84)     (1.04)       --      (.20)    (.15)
                                                         --------       --------   --------   -------   -------  -------
Total Distributions                                          (.10)          (.84)     (1.04)     (.11)     (.32)    (.15)
                                                         --------       --------   --------   -------   -------  -------
Net Asset Value, End of Period                           $  27.04       $  28.19   $  28.33   $ 25.34   $ 20.26  $ 17.28
                                                         --------       --------   --------   -------   -------  -------
Total Return/+//+/                                          (3.74%)**      +2.49%    +16.50%   +25.76%   +19.15%  (18.88%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $2,159.6       $2,237.3   $1,520.1   $ 770.9   $ 591.1  $ 704.5
Ratio of Gross Expenses to Average Net Assets/#/             1.11%*         1.13%      1.15%     1.21%     1.23%    1.17%
Ratio of Net Expenses to Average Net Assets                  1.11%*         1.13%      1.15%     1.21%     1.23%    1.17%/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                       (.32%)*        (.07%)     (.11%)    (.02%)     .54%     .68%
Portfolio Turnover Rate                                         7%            19%        19%       38%       33%      18%

See Notes to Financial Highlights

Financial Highlights Genesis Fund cont'd

Advisor Class/+/                    Six Months Ended
                                        February 28,                         Year Ended August 31,
                                    ---------------------  -------------------------------------------------------

                                                2003
                                         (Unaudited)         2002      2001      2000         1999         1998

Net Asset Value, Beginning of
 Period                                       $16.60       $16.72   $ 15.84   $ 12.64      $ 10.67      $ 13.21
                                              ------       ------   -------   -------      -------      -------

Income From Investment Operations
Net Investment Income (Loss)                    (.05)        (.06)     (.07)     (.04)         .01          .02
Net Gains or Losses on
 Securities (both realized and
 unrealized)                                    (.59)         .43      2.42      3.25         1.99        (2.52)
                                              ------       ------   -------   -------      -------      -------
Total From Investment Operations                (.64)         .37      2.35      3.21         2.00        (2.50)
                                              ------       ------   -------   -------      -------      -------

Less Distributions
From Net Investment Income                        --           --        --      (.01)        (.03)          --
From Net Capital Gains                          (.06)        (.49)    (1.47)       --           --         (.04)
                                              ------       ------   -------   -------      -------      -------
Total Distributions                             (.06)        (.49)    (1.47)     (.01)        (.03)        (.04)
                                              ------       ------   -------   -------      -------      -------
Net Asset Value, End of Period                $15.90       $16.60   $ 16.72   $ 15.84      $ 12.64      $ 10.67
                                              ------       ------   -------   -------      -------      -------
Total Return/+//+/                             (3.88%)**    +2.22%   +16.18%   +25.42%      +18.75%      (18.99%)

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                    $238.9       $298.2   $ 169.7   $  99.0      $  81.8      $  24.5
Ratio of Gross Expenses to Average
 Net Assets/#/                                  1.37%*       1.39%     1.46%     1.50%        1.50%        1.50%
Ratio of Net Expenses to Average
 Net Assets                                     1.37%*       1.39%     1.46%     1.50%/++/    1.50%/++/    1.50%/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                   (.59%)*      (.33%)    (.42%)    (.31%)        .16%         .60%
Portfolio Turnover Rate                            7%          19%       19%       38%          33%          18%

Institutional Class/+/                                                                    Period from
                                    Six Months Ended                                   July 1, 1999/\
                                        February 28,         Year Ended August 31,      to August 31,
                                    ---------------------  --------------------------  ------------------


                                                2003
                                         (Unaudited)         2002     2001     2000             1999

Net Asset Value, Beginning of
 Period                                       $26.83       $26.88  $ 25.41  $ 20.28            $21.01
                                              ------       ------  -------  -------            ------

Income From Investment Operations
Net Investment Income (Loss)                    (.01)         .05      .05      .08               .02
Net Gains or Losses on
 Securities (both realized and
 unrealized)                                    (.97)         .69     3.87     5.20              (.75)
                                              ------       ------  -------  -------            ------
Total From Investment Operations                (.98)         .74     3.92     5.28              (.73)
                                              ------       ------  -------  -------            ------

Less Distributions
From Net Investment Income                        --           --     (.06)    (.04)               --
From Net Capital Gains                          (.09)        (.79)   (2.39)    (.11)               --
                                              ------       ------  -------  -------            ------
Total Distributions                             (.09)        (.79)   (2.45)    (.15)               --
                                              ------       ------  -------  -------            ------
Net Asset Value, End of Period                $25.76       $26.83  $ 26.88  $ 25.41            $20.28
                                              ------       ------  -------  -------            ------
Total Return/+//+/                             (3.66%)**    +2.77%  +16.87%  +26.22%            (3.47%)**

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                    $467.3       $456.3  $ 357.7  $ 232.1            $224.2
Ratio of Gross Expenses to Average
 Net Assets/#/                                   .85%*        .85%     .85%     .85%              .85%*
Ratio of Net Expenses to Average
 Net Assets/++/                                  .85%*        .85%     .85%     .85%              .85%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets                   (.06%)*       .20%     .19%     .34%              .48%*
Portfolio Turnover Rate                            7%          19%      19%      38%               33%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights Guardian Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                        Six Months Ended
                                             February 28,                      Year Ended August 31,
                                         ---------------------  ----------------------------------------------------


                                                     2003           2002       2001       2000      1999      1998
                                              (Unaudited)

Net Asset Value, Beginning of Period             $  11.53       $  14.30   $  20.22   $  22.72  $  21.32  $  31.41
                                                 --------       --------   --------   --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                          .04            .12        .13        .14       .18       .18
Net Gains or Losses on Securities (both
 realized and unrealized)                           (1.25)         (2.77)     (2.82)      2.99      5.29     (6.09)
                                                 --------       --------   --------   --------  --------  --------
Total From Investment Operations                    (1.21)         (2.65)     (2.69)      3.13      5.47     (5.91)
                                                 --------       --------   --------   --------  --------  --------

Less Distributions
From Net Investment Income                           (.06)          (.12)      (.13)      (.15)     (.16)     (.18)
From Net Capital Gains                                 --             --      (3.10)     (5.48)    (3.91)    (4.00)
                                                 --------       --------   --------   --------  --------  --------
Total Distributions                                  (.06)          (.12)     (3.23)     (5.63)    (4.07)    (4.18)
                                                 --------       --------   --------   --------  --------  --------
Net Asset Value, End of Period                   $  10.26       $  11.53   $  14.30   $  20.22  $  22.72  $  21.32
                                                 --------       --------   --------   --------  --------  --------
Total Return/+//+/                                 (10.50%)**     (18.64%)   (13.36%)   +16.84%   +26.12%   (20.80%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $1,075.2       $1,337.1   $1,999.5   $2,713.2  $3,441.0  $4,210.8
Ratio of Gross Expenses to Average Net
 Assets/#/                                            .95%*          .88%       .84%       .84%      .82%      .79%
Ratio of Net Expenses to Average Net
 Assets                                               .95%*          .88%       .84%       .84%      .82%      .79%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                         .72%*          .84%       .83%       .64%      .70%      .59%
Portfolio Turnover Rate                                93%            85%        88%        83%       73%       60%

See Notes to Financial Highlights

Financial Highlights Guardian Fund cont'd


Trust Class/+/                           Six Months Ended
                                             February 28,                     Year Ended August 31,
                                         ---------------------  -----------------------------------------------


                                                     2003
                                              (Unaudited)          2002      2001       2000      1999      1998

Net Asset Value, Beginning of Period              $  9.10       $ 11.27   $ 15.44   $  16.36  $  14.24  $  19.47
                                                  -------       -------   -------   --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                          .03           .08       .09        .09       .12       .09
Net Gains or Losses on Securities (both
 realized and unrealized)                            (.99)        (2.18)    (2.16)      2.23      3.57     (3.93)
                                                  -------       -------   -------   --------  --------  --------
Total From Investment Operations                     (.96)        (2.10)    (2.07)      2.32      3.69     (3.84)
                                                  -------       -------   -------   --------  --------  --------
Less Distributions
From Net Investment Income                           (.05)         (.07)     (.09)      (.10)     (.10)     (.10)
From Net Capital Gains                                 --            --     (2.01)     (3.14)    (1.47)    (1.29)
                                                  -------       -------   -------   --------  --------  --------
Total Distributions                                  (.05)         (.07)    (2.10)     (3.24)    (1.57)    (1.39)
                                                  -------       -------   -------   --------  --------  --------
Net Asset Value, End of Period                    $  8.09       $  9.10   $ 11.27   $  15.44  $  16.36  $  14.24
                                                  -------       -------   -------   --------  --------  --------
Total Return/+//+/                                 (10.53%)**    (18.72%)  (13.47%)   +16.72%   +26.07%   (20.88%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $ 262.2       $ 335.3   $ 555.4   $1,093.6  $1,251.2  $1,529.5
Ratio of Gross Expenses to Average Net
 Assets/#/                                           1.05%*        1.02%      .98%       .91%      .88%      .87%
Ratio of Net Expenses to Average Net
 Assets                                              1.05%*        1.02%      .98%       .91%      .88%      .87%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                         .62%*         .71%      .69%       .58%      .65%      .50%
Portfolio Turnover Rate                                93%           85%       88%        83%       73%       60%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights Guardian Fund cont'd

Advisor Class/+/                                 Six Months Ended
                                                     February 28,                       Year Ended August 31,
                                                 ---------------------  ------------------------------------------------------


                                                             2003          2002      2001      2000     1999         1998
                                                      (Unaudited)

Net Asset Value, Beginning of Period                      $ 10.29       $ 12.75   $ 15.60   $ 13.54  $ 10.81      $ 13.88
                                                          -------       -------   -------   -------  -------      -------

Income From Investment Operations
Net Investment Income (Loss)                                  .02           .06       .05        --       --         (.02)
Net Gains or Losses on Securities
 (both realized and unrealized)                             (1.12)        (2.47)    (2.19)     2.16     2.73        (2.92)
                                                          -------       -------   -------   -------  -------      -------
Total From Investment Operations                            (1.10)        (2.41)    (2.14)     2.16     2.73        (2.94)
                                                          -------       -------   -------   -------  -------      -------
Less Distributions
From Net Investment Income                                   (.06)         (.05)     (.03)     (.01)      --           --
From Net Capital Gains                                         --            --      (.68)     (.09)      --         (.13)
                                                          -------       -------   -------   -------  -------      -------
Total Distributions                                          (.06)         (.05)     (.71)     (.10)      --         (.13)
                                                          -------       -------   -------   -------  -------      -------
Net Asset Value, End of Period                            $  9.13       $ 10.29   $ 12.75   $ 15.60  $ 13.54      $ 10.81
                                                          -------       -------   -------   -------  -------      -------
Total Return/+//+/                                         (10.76%)**    (18.95%)  (13.74%)  +16.04%  +25.25%      (21.34%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $  13.7       $  17.0   $  24.1   $  27.5  $  24.8      $  17.5
Ratio of Gross Expenses to Average Net Assets/#/             1.33%*        1.24%     1.32%     1.48%    1.50%        1.50%
Ratio of Net Expenses to Average Net Assets                  1.33%*        1.24%     1.32%     1.47%    1.50%/++/    1.50%/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                        .33%*         .48%      .35%       --%     .03%        (.16%)
Portfolio Turnover Rate                                        93%           85%       88%       83%      73%          60%

See Notes to Financial Highlights

Financial Highlights International Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                Six Months Ended
                                                     February 28,                          Year Ended August 31,
                                                 -----------------------  -------------------------------------------------------

                                                             2003         2002     2001      2000      1999          1998
                                                      (Unaudited)

Net Asset Value, Beginning of Period                      $ 10.60         $11.81   $ 20.82   $ 16.76   $ 13.85       $14.83
                                                          -------         ------   -------   -------   -------       ------

Income From Investment Operations
Net Investment Income (Loss)                                  .00            .03       .05      (.07)     (.08)        (.03)
Net Gains or Losses on Securities
 (both realized and unrealized)                             (1.18)         (1.18)    (4.74)     4.35      3.00         (.81)
                                                          -------         ------   -------   -------   -------       ------
Total From Investment Operations                            (1.18)         (1.15)    (4.69)     4.28      2.92         (.84)
                                                          -------         ------   -------   -------   -------       ------

Less Distributions
From Net Investment Income                                   (.03)          (.02)       --      (.01)       --           --
From Net Capital Gains                                         --           (.04)    (4.32)     (.21)     (.01)        (.14)
                                                          -------         ------   -------   -------   -------       ------
Total Distributions                                          (.03)          (.06)    (4.32)     (.22)     (.01)        (.14)
                                                          -------         ------   -------   -------   -------       ------
Net Asset Value, End of Period                            $  9.39         $10.60   $ 11.81   $ 20.82   $ 16.76       $13.85
                                                          -------         ------   -------   -------   -------       ------
Total Return/+//+/                                         (11.14%)**      (9.76%)  (25.71%)  +25.43%   +21.09%       (5.69%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $  66.9         $ 77.1   $  98.2   $ 193.7   $ 112.5       $125.5
Ratio of Gross Expenses to Average Net Assets/#/             1.70%*         1.69%     1.56%     1.43%     1.61%        1.71%
Ratio of Net Expenses to Average Net Assets                  1.70%*/++/     1.69%     1.56%     1.43%     1.61%/(S)/   1.70%/(S)/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                        .00%*          .31%      .33%     (.33%)    (.43%)       (.24%)
Portfolio Turnover Rate                                        33%            63%       61%       80%       94%          46%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights International Fund cont'd


Trust Class/+/                                                                                          Period from
                                    Six Months Ended                                                June 29, 1998/\
                                        February 28,               Year Ended August 31,              to August 31,
                                    ---------------------  ---------------------------------------  ----------------


                                                2003         2002      2001      2000      1999                1998
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                      $ 11.36       $12.56   $ 21.24   $ 16.92   $ 13.87             $ 17.13
                                             -------       ------   -------   -------   -------             -------

Income From Investment Operations
Net Investment Income (Loss)                    (.01)        (.01)       --      (.08)     (.07)               (.02)
Net Gains or Losses on
 Securities (both realized and
 unrealized)                                   (1.14)       (1.15)    (4.82)     4.61      3.12               (3.24)
                                             -------       ------   -------   -------   -------             -------
Total From Investment Operations               (1.15)       (1.16)    (4.82)     4.53      3.05               (3.26)
                                             -------       ------   -------   -------   -------             -------

Less Distributions
From Net Investment Income                        --           --        --      (.01)       --                  --
From Net Capital Gains                            --         (.04)    (3.86)     (.20)       --                  --
                                             -------       ------   -------   -------   -------             -------
Total Distributions                               --         (.04)    (3.86)     (.21)       --                  --
                                             -------       ------   -------   -------   -------             -------
Net Asset Value, End of Period               $ 10.21       $11.36   $ 12.56   $ 21.24   $ 16.92             $ 13.87
                                             -------       ------   -------   -------   -------             -------
Total Return/+//+/                            (10.12%)**    (9.25%)  (25.43%)  +26.72%   +21.99%             (19.03%)**

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                   $   1.0       $  0.9   $   1.8   $   4.0   $   2.4             $   1.8
Ratio of Gross Expenses to Average
 Net Assets/#/                                  2.00%*       1.99%     1.86%     1.53%     1.70%               1.70%*
Ratio of Net Expenses to Average
 Net Assets/++/                                 2.00%*       1.99%     1.86%     1.53%     1.70%               1.70%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets                   (.28%)*      (.09%)      --%     (.43%)    (.49%)              (.54%)*
Portfolio Turnover Rate                           33%          63%       61%       80%       94%                 46%

See Notes to Financial Highlights

Financial Highlights Manhattan Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                Six Months Ended
                                                     February 28,                     Year Ended August 31,
                                                 ---------------------  --------------------------------------------------


                                                             2003           2002     2001       2000      1999      1998
                                                      (Unaudited)

Net Asset Value, Beginning of Period                       $ 4.70       $  6.63   $ 21.01   $  12.07   $  9.42   $ 14.51
                                                           ------       -------   -------   --------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.02)         (.04)     (.05)      (.08)     (.06)     (.05)
Net Gains or Losses on Securities
 (both realized and unrealized)                              (.23)        (1.84)    (8.97)     10.22      3.54     (1.20)
                                                           ------       -------   -------   --------   -------   -------
Total From Investment Operations                             (.25)        (1.88)    (9.02)     10.14      3.48     (1.25)
                                                           ------       -------   -------   --------   -------   -------

Less Distributions
From Net Capital Gains                                         --          (.05)    (5.36)     (1.20)     (.83)    (3.84)
                                                           ------       -------   -------   --------   -------   -------
Net Asset Value, End of Period                             $ 4.45       $  4.70   $  6.63   $  21.01   $ 12.07   $  9.42
                                                           ------       -------   -------   --------   -------   -------
Total Return/+//+/                                          (5.32%)**    (28.57%)  (51.10%)   +87.89%   +37.40%   (11.02%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $270.6       $ 300.5   $ 517.8   $1,178.6   $ 566.0   $ 476.6
Ratio of Gross Expenses to Average Net Assets/#/             1.16%*        1.05%      .95%       .92%     1.00%      .95%
Ratio of Net Expenses to Average Net Assets                  1.16%*        1.05%      .95%       .92%     1.00%      .94%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                       (.86%)*       (.69%)    (.52%)     (.52%)    (.50%)    (.42%)
Portfolio Turnover Rate                                        76%           98%      102%       105%      115%       90%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights Manhattan Fund cont'd

Trust Class/+/                 Six Months Ended
                                   February 28,                          Year Ended August 31,
                               ---------------------  ------------------------------------------------------------

                                           2003          2002      2001      2000          1999          1998
                                    (Unaudited)

Net Asset Value, Beginning of
 Period                                  $ 7.26       $ 10.23   $ 26.01   $ 15.02       $ 11.61       $ 15.77
                                         ------       -------   -------   -------       -------       -------

Income From Investment
 Operations
Net Investment Income (Loss)               (.03)         (.07)     (.11)     (.11)         (.11)         (.07)
Net Gains or Losses on
 Securities (both realized
 and unrealized)                           (.36)        (2.83)   (12.03)    12.64          4.29         (1.40)
                                         ------       -------   -------   -------       -------       -------
Total From Investment
 Operations                                (.39)        (2.90)   (12.14)    12.53          4.18         (1.47)
                                         ------       -------   -------   -------       -------       -------

Less Distributions
From Net Capital Gains                       --          (.07)    (3.64)    (1.54)         (.77)        (2.69)
                                         ------       -------   -------   -------       -------       -------
Net Asset Value, End of Period           $ 6.87       $  7.26   $ 10.23   $ 26.01       $ 15.02       $ 11.61
                                         ------       -------   -------   -------       -------       -------
Total Return/+//+/                        (5.37%)**    (28.54%)  (51.16%)  +87.95%       +36.24%       (11.23%)

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                               $ 13.8       $  18.2   $  32.0   $ 138.6       $  45.3       $  46.1
Ratio of Gross Expenses to
 Average Net Assets/#/                     1.22%*        1.11%     1.07%     1.02%         1.11%         1.04%
Ratio of Net Expenses to
 Average Net Assets                        1.22%*        1.11%     1.07%     1.02% /++/    1.11% /++/    1.04%/++/
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets                                    (.91%)*       (.75%)    (.66%)    (.62%)        (.61%)        (.52%)
Portfolio Turnover Rate                      76%           98%      102%      105%          115%           90%

Advisor Class/+/                                 Six Months Ended
                                                     February 28,                     Year Ended August 31,
                                                 ---------------------  -------------------------------------------------

                                                             2003          2002      2001      2000      1999      1998
                                                      (Unaudited)

Net Asset Value, Beginning of Period                       $ 7.61       $ 10.77   $ 27.05   $ 14.54   $ 10.76   $ 13.75
                                                           ------       -------   -------   -------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.04)         (.11)     (.16)     (.21)     (.04)     (.11)
Net Gains or Losses on Securities
 (both realized and unrealized)                              (.38)        (2.97)   (12.62)    12.72      3.92     (1.22)
                                                           ------       -------   -------   -------   -------   -------
Total From Investment Operations                             (.42)        (3.08)   (12.78)    12.51      3.88     (1.33)
                                                           ------       -------   -------   -------   -------   -------
Less Distributions
From Net Capital Gains                                         --          (.08)    (3.50)       --      (.10)    (1.66)
                                                           ------       -------   -------   -------   -------   -------
Net Asset Value, End of Period                             $ 7.19       $  7.61   $ 10.77   $ 27.05   $ 14.54   $ 10.76
                                                           ------       -------   -------   -------   -------   -------
Total Return/+//+/                                          (5.52%)**    (28.81%)  (51.43%)  +86.04%   +36.09%   (11.29%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $  1.8       $   1.8   $   1.8   $   5.4   $   1.7   $   0.2
Ratio of Gross Expenses to Average Net Assets/#/             1.50%*        1.50%     1.50%     1.50%     1.50%     1.50%
Ratio of Net Expenses to Average Net Assets/++/              1.50%*        1.50%     1.50%     1.50%     1.50%     1.50%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                      (1.20%)*      (1.14%)   (1.05%)   (1.09%)   (1.00%)    (.98%)
Portfolio Turnover Rate                                        76%           98%      102%      105%      115%       90%

See Notes to Financial Highlights

Financial Highlights_Millennium Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                                       Period from
                                    Six Months Ended                                             October 20, 1998/\
                                        February 28,               Year Ended August 31,              to August 31,
                                    -----------------------  ----------------------------------  ------------------------


                                                2003            2002      2001      2000                       1999
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                      $  9.36         $ 14.35   $ 36.02   $ 19.49                    $ 10.00
                                             -------         -------   -------   -------                    -------

Income From Investment Operations
Net Investment Income (Loss)                    (.04)           (.14)     (.21)     (.24)                      (.10)
Net Gains or Losses on
 Securities (both realized
 and unrealized)                               (1.13)          (4.85)   (16.36)    18.61                       9.59
                                             -------         -------   -------   -------                    -------
Total From Investment Operations               (1.17)          (4.99)   (16.57)    18.37                       9.49
                                             -------         -------   -------   -------                    -------
Less Distributions
From Net Capital Gains                            --              --     (5.09)    (1.84)                        --
Tax Return of Capital                             --              --      (.01)       --                         --
                                             -------         -------   -------   -------                    -------
Total Distributions                               --              --     (5.10)    (1.84)                        --
                                             -------         -------   -------   -------                    -------
Net Asset Value, End of Period               $  8.19         $  9.36   $ 14.35   $ 36.02                    $ 19.49
                                             -------         -------   -------   -------                    -------
Total Return/+//+/                            (12.50%)**      (34.77%)  (48.32%)  +96.88%                    +94.90%**

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                   $  49.8         $  63.1   $ 118.0   $ 315.5                    $  66.4
Ratio of Gross Expenses to Average
 Net Assets/#/                                  1.75%*          1.62%     1.47%     1.38%                      1.76%*
Ratio of Net Expenses to Average
 Net Assets                                     1.75%*/++/      1.62%     1.47%     1.38%/(S)/                 1.75%*/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                  (1.01%)*        (1.05%)   (1.08%)    (.94%)                    (1.23%)*
Portfolio Turnover Rate                          138%            126%      158%      176%                       208%

Trust Class/+/                                                                                    Period from
                                    Six Months Ended                                       November 4, 1998/\
                                        February 28,           Year Ended August 31,            to August 31,
                                    ---------------------  ------------------------------  ---------------------

                                                2003          2002      2001      2000                   1999
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                      $ 10.30       $ 15.82   $ 34.10   $ 18.20                $ 10.00
                                             -------       -------   -------   -------                -------

Income From Investment Operations
Net Investment Income (Loss)                    (.05)         (.17)     (.28)     (.27)                  (.10)
Net Gains or Losses on
 Securities (both realized
 and unrealized)                               (1.23)        (5.35)   (15.89)    17.45                   8.30
                                             -------       -------   -------   -------                -------
Total From Investment Operations               (1.28)        (5.52)   (16.17)    17.18                   8.20
                                             -------       -------   -------   -------                -------
Less Distributions
From Net Capital Gains                            --            --     (2.11)    (1.28)                    --
                                             -------       -------   -------   -------                -------
Net Asset Value, End of Period               $  9.02       $ 10.30   $ 15.82   $ 34.10                $ 18.20
                                             -------       -------   -------   -------                -------
Total Return/+//+/                            (12.43%)**    (34.89%)  (48.45%)  +96.66%                +82.00%**

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                   $   3.2       $   4.3   $   7.9   $  19.5                $   2.2
Ratio of Gross Expenses to Average
 Net Assets/#/                                  1.75%*        1.75%     1.75%     1.75%                  1.76%*
Ratio of Net Expenses to Average
 Net Assets/++/                                 1.75%*        1.75%     1.75%     1.75%                  1.75%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets                  (1.01%)*      (1.18%)   (1.35%)   (1.31%)                (1.24%)*
Portfolio Turnover Rate                          138%          126%      158%      176%                   208%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights_Millennium Fund cont'd


Advisor Class                                                                                Period from
                                                                 Six Months Ended          May 3, 2002/\
                                                                     February 28,          to August 31,
                                                                 ------------------------  -------------------

                                                                             2003                   2002
                                                                      (Unaudited)

Net Asset Value, Beginning of Period                                      $  6.92                $ 10.00
                                                                          -------                -------

Income From Investment Operations
Net Investment Income (Loss)                                                 (.04)                  (.04)
Net Gains or Losses on Securities (both realized and unrealized)             (.83)                 (3.04)
                                                                          -------                -------
Total From Investment Operations                                             (.87)                 (3.08)
                                                                          -------                -------
Net Asset Value, End of Period                                            $  6.05                $  6.92
                                                                          -------                -------
Total Return/+//+/                                                         (12.57%)**             (30.80%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                   $   0.2                $   0.2
Ratio of Gross Expenses to Average Net Assets/#/                             1.90%*                 1.90%*
Ratio of Net Expenses to Average Net Assets                                  1.90%*/(S)/            1.90%*/++/
Ratio of Net Investment Income (Loss) to Average Net Assets                 (1.16%)*               (1.28%)*
Portfolio Turnover Rate                                                       138%                   126%

See Notes to Financial Highlights

Financial Highlights_Partners Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                   Six Months Ended
                                        February 28,                      Year Ended August 31,
                                    ---------------------  ----------------------------------------------------


                                                2003             2002       2001      2000      1999      1998
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                     $  16.67       $  20.54   $  25.03   $  26.42  $  22.97  $  31.60
                                            --------       --------   --------   --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                     .01            .03        .08        .19       .27       .23
Net Gains or Losses on
 Securities (both realized and
 unrealized)                                   (1.41)         (3.44)     (2.47)      1.81      5.59     (2.83)
                                            --------       --------   --------   --------  --------  --------
Total From Investment Operations               (1.40)         (3.41)     (2.39)      2.00      5.86     (2.60)
                                            --------       --------   --------   --------  --------  --------

Less Distributions
From Net Investment Income                      (.03)          (.08)      (.17)      (.29)       --      (.19)
From Net Capital Gains                            --           (.38)     (1.93)     (3.10)    (2.41)    (5.84)
                                            --------       --------   --------   --------  --------  --------
Total Distributions                             (.03)          (.46)     (2.10)     (3.39)    (2.41)    (6.03)
                                            --------       --------   --------   --------  --------  --------
Net Asset Value, End of Period              $  15.24       $  16.67   $  20.54   $  25.03  $  26.42  $  22.97
                                            --------       --------   --------   --------  --------  --------
Total Return/+//+/                             (8.41%)**     (16.98%)    (9.68%)    +8.51%   +26.08%   (10.03%)

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                  $1,035.5       $1,209.6   $1,689.4   $2,191.8  $2,854.4  $2,812.7
Ratio of Gross Expenses to Average
 Net Assets/#/                                   .92%*          .87%       .84%       .84%      .82%      .80%
Ratio of Net Expenses to Average
 Net Assets                                      .92%*          .87%       .84%       .84%      .82%      .80%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                    .11%*          .16%       .35%       .60%      .94%      .78%
Portfolio Turnover Rate                           28%            53%        73%        95%      132%      109%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights Partners Fund cont'd


Trust Class/+/                           Six Months Ended
                                             February 28,                    Year Ended August 31,
                                         ---------------------  --------------------------------------------

                                                     2003          2002     2001     2000     1999     1998
                                              (Unaudited)

Net Asset Value, Beginning of Period               $12.84       $ 15.81   $18.74   $18.71  $ 15.24  $ 18.80
                                                   ------       -------   ------   ------  -------  -------

Income From Investment Operations
Net Investment Income (Loss)                         (.00)         (.00)     .03      .13      .16      .11
Net Gains or Losses on Securities (both
 realized and unrealized)                           (1.09)        (2.65)   (1.85)    1.34     3.77    (1.82)
                                                   ------       -------   ------   ------  -------  -------
Total From Investment Operations                    (1.09)        (2.65)   (1.82)    1.47     3.93    (1.71)
                                                   ------       -------   ------   ------  -------  -------
Less Distributions
From Net Investment Income                             --          (.03)    (.11)    (.19)      --     (.08)
From Net Capital Gains                                 --          (.29)   (1.00)   (1.25)    (.46)   (1.77)
                                                   ------       -------   ------   ------  -------  -------
Total Distributions                                    --          (.32)   (1.11)   (1.44)    (.46)   (1.85)
                                                   ------       -------   ------   ------  -------  -------
Net Asset Value, End of Period                     $11.75       $ 12.84   $15.81   $18.74  $ 18.71  $ 15.24
                                                   ------       -------   ------   ------  -------  -------
Total Return/+//+/                                  (8.49%)**    (17.10%)  (9.81%)  +8.41%  +25.91%  (10.15%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)            $248.5       $ 314.7   $463.0   $622.6  $ 850.1  $ 729.7
Ratio of Gross Expenses to Average Net
 Assets/#/                                           1.06%*        1.03%    1.00%     .92%     .91%     .90%
Ratio of Net Expenses to Average Net
 Assets                                              1.06%*        1.03%    1.00%     .92%     .91%     .90%/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                        (.03%)*       (.00%)    .19%     .53%     .83%     .70%
Portfolio Turnover Rate                                28%           53%      73%      95%     132%     109%

Advisor Class/+/                         Six Months Ended
                                             February 28,                     Year Ended August 31,
                                         ---------------------  -------------------------------------------------

                                                     2003            2002      2001    2000     1999       1998
                                              (Unaudited)

Net Asset Value, Beginning of Period               $11.14       $ 13.72   $ 16.03   $15.74  $ 12.59    $ 14.42
                                                   ------       -------   -------   ------  -------    -------

Income From Investment Operations
Net Investment Income (Loss)                         (.01)         (.02)     (.01)     .02      .06        .01
Net Gains or Losses on Securities (both
 realized and unrealized)                            (.94)        (2.31)    (1.60)    1.17     3.15      (1.51)
                                                   ------       -------   -------   ------  -------    -------
Total From Investment Operations                     (.95)        (2.33)    (1.61)    1.19     3.21      (1.50)
                                                   ------       -------   -------   ------  -------    -------
Less Distributions
From Net Investment Income                             --            --      (.01)    (.01)    (.06)      (.01)
From Net Capital Gains                                 --          (.25)     (.69)    (.89)      --       (.32)
                                                   ------       -------   -------   ------  -------    -------
Total Distributions                                    --          (.25)     (.70)    (.90)    (.06)      (.33)
                                                   ------       -------   -------   ------  -------    -------
Net Asset Value, End of Period                     $10.19       $ 11.14   $ 13.72   $16.03  $ 15.74    $ 12.59
                                                   ------       -------   -------   ------  -------    -------
Total Return/+//+/                                  (8.53%)**    (17.29%)  (10.12%)  +7.99%  +25.51%    (10.69%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)            $ 24.2       $  29.9   $  43.1   $ 53.5  $  62.4    $  29.3
Ratio of Gross Expenses to Average Net
 Assets/#/                                           1.28%*        1.22%     1.29%    1.32%    1.31%      1.50%
Ratio of Net Expenses to Average Net
 Assets                                              1.28%*        1.22%     1.29%    1.32%    1.31%      1.50%/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                        (.25%)*       (.19%)    (.10%)    .11%     .41%       .12%
Portfolio Turnover Rate                                28%           53%       73%      95%     132%       109%

See Notes to Financial Highlights

Financial Highlights Real Estate Fund


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Trust Class                                                            Period from
                                              Six Months Ended       May 1, 2002/\
                                                  February 28,       to August 31,
                                              ---------------------  -----------------

                                                          2003                2002
                                                   (Unaudited)

Net Asset Value, Beginning of Period                    $ 9.81              $10.00
                                                        ------              ------

Income From Investment Operations
Net Investment Income (Loss)                               .19                 .12
Net Gains or Losses on Securities (both
 realized and unrealized)                                 (.24)               (.24)
                                                        ------              ------
Total From Investment Operations                          (.05)               (.12)
                                                        ------              ------

Less Distributions
From Net Investment Income                                (.20)               (.07)
                                                        ------              ------
Net Asset Value, End of Period                          $ 9.56              $ 9.81
                                                        ------              ------
Total Return/+//+/                                       (0.47%)**           (1.23%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                 $ 21.7              $ 12.2
Ratio of Gross Expenses to Average Net
 Assets/#/                                                1.51%*              1.50%*
Ratio of Net Expenses to Average Net
 Assets/++/                                               1.51%*              1.50%*
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                       4.09%*              3.53%*
Portfolio Turnover Rate                                     49%                 44%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights Regency Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                                       Period from
                                    Six Months Ended                                                 June 1, 1999/\
                                        February 28,                 Year Ended August 31,            to August 31,
                                    -----------------------  --------------------------------------  --------------------


                                                2003           2002         2001         2000                  1999
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                       $10.58         $12.92       $13.02      $  9.82                $10.00
                                              ------         ------       ------      -------                ------

Income From Investment Operations
Net Investment Income (Loss)                    (.01)          (.01)          --           --                   .01
Net Gains or Losses on
 Securities (both realized and
 unrealized)                                    (.69)          (.88)         .60         3.38                  (.19)
                                              ------         ------       ------      -------                ------
Total From Investment Operations                (.70)          (.89)         .60         3.38                  (.18)
                                              ------         ------       ------      -------                ------

Less Distributions
From Net Investment Income                        --           (.01)          --         (.02)                   --
From Net Capital Gains                            --          (1.44)        (.70)        (.16)                   --
                                              ------         ------       ------      -------                ------
Total Distributions                               --          (1.45)        (.70)        (.18)                   --
                                              ------         ------       ------      -------                ------
Net Asset Value, End of Period                $ 9.88         $10.58       $12.92      $ 13.02                $ 9.82
                                              ------         ------       ------      -------                ------
Total Return/+//+/                             (6.62%)**      (7.42%)      +4.81%      +34.95%                (1.80%)**

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                    $ 16.4         $ 16.7       $ 16.0      $  10.9                $  7.9
Ratio of Gross Expenses to Average
 Net Assets/#/                                  1.50%*         1.50%        1.50%        1.51%                 1.51%*
Ratio of Net Expenses to Average
 Net Assets                                     1.50%*/++/     1.50%/(S)/   1.50%/++/    1.50%/++/             1.50%*/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                   (.24%)*        (.07%)       (.02%)         --%                  .66%*
Portfolio Turnover Rate                           39%           119%         256%         200%                   42%

Trust Class/+/                                                                               Period from
                                    Six Months Ended                                     June 10, 1999/\
                                        February 28,          Year Ended August 31,        to August 31,
                                    ---------------------  ----------------------------  -------------------


                                                2003         2002     2001      2000                1999
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                       $ 9.24       $11.30   $13.15   $  9.76              $10.00
                                              ------       ------   ------   -------              ------

Income From Investment Operations
Net Investment Income (Loss)                    (.01)        (.00)    (.01)       --                 .01
Net Gains or Losses on
 Securities (both realized and
 unrealized)                                    (.60)        (.78)     .55      3.40                (.25)
                                              ------       ------   ------   -------              ------
Total From Investment Operations                (.61)        (.78)     .54      3.40                (.24)
                                              ------       ------   ------   -------              ------

Less Distributions
From Net Investment Income                        --         (.01)      --      (.01)                 --
From Net Capital Gains                            --        (1.27)   (2.39)       --                  --
                                              ------       ------   ------   -------              ------
Total Distributions                               --        (1.28)   (2.39)     (.01)                 --
                                              ------       ------   ------   -------              ------
Net Asset Value, End of Period                $ 8.63       $ 9.24   $11.30   $ 13.15              $ 9.76
                                              ------       ------   ------   -------              ------
Total Return/+//+/                             (6.60%)**    (7.45%)  +4.77%   +34.86%              (2.40%)**

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                    $  9.4       $ 13.4   $ 25.4   $  25.1              $  0.4
Ratio of Gross Expenses to Average
 Net Assets/#/                                  1.50%*       1.50%    1.50%     1.51%               1.51%*
Ratio of Net Expenses to Average
 Net Assets/++/                                 1.50%*       1.50%    1.50%     1.50%               1.50%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets                   (.27%)*      (.04%)   (.06%)    (.01%)               .57%*
Portfolio Turnover Rate                           39%         119%     256%      200%                 42%

See Notes to Financial Highlights

Financial Highlights_Socially Responsive Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                Six Months Ended
                                                     February 28,                 Year Ended August 31,
                                                 --------------------  --------------------------------------------

                                                             2003         2002     2001     2000     1999    1998
                                                      (Unaudited)

Net Asset Value, Beginning of Period                       $15.39      $ 18.96   $21.01   $21.33  $ 16.32  $17.79
                                                           ------      -------   ------   ------  -------  ------

Income From Investment Operations
Net Investment Income (Loss)                                  .01          .04      .02       --      .02     .07
Net Gains or Losses on Securities
 (both realized and unrealized)                              (.01)       (1.83)   (2.07)     .57     5.94   (1.11)
                                                           ------      -------   ------   ------  -------  ------
Total From Investment Operations                             (.00)       (1.79)   (2.05)     .57     5.96   (1.04)
                                                           ------      -------   ------   ------  -------  ------

Less Distributions
From Net Investment Income                                   (.03)        (.06)      --     (.02)    (.07)   (.03)
From Net Capital Gains                                         --        (1.67)      --     (.87)    (.88)   (.40)
Tax Return of Capital                                          --         (.05)      --       --       --      --
                                                           ------      -------   ------   ------  -------  ------
Total Distributions                                          (.03)       (1.78)      --     (.89)    (.95)   (.43)
                                                           ------      -------   ------   ------  -------  ------
Net Asset Value, End of Period                             $15.36      $ 15.39   $18.96   $21.01  $ 21.33  $16.32
                                                           ------      -------   ------   ------  -------  ------
Total Return/+//+/                                          +0.02%**    (10.62%)  (9.76%)  +2.96%  +37.09%  (6.02%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $ 77.2      $  71.2   $ 87.8   $107.6  $ 118.9  $ 82.5
Ratio of Gross Expenses to Average Net Assets/#/             1.26%*       1.17%    1.13%    1.12%    1.10%   1.10%
Ratio of Net Expenses to Average Net Assets                  1.26%*       1.17%    1.13%    1.12%    1.10%   1.10%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                        .18%*        .21%     .08%     .01%     .12%    .43%
Portfolio Turnover Rate                                        12%          60%      83%      76%      53%     47%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Financial Highlights Socially Responsive Fund cont'd


Trust Class/+/                      Six Months Ended
                                        February 28,                            Year Ended August 31,
                                    -----------------------  -----------------------------------------------------------

                                                2003         2002      2001         2000        1999         1998
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                       $10.62         $ 13.07   $ 14.53      $14.41      $ 10.64      $11.43
                                              ------         -------   -------      ------      -------      ------

Income From Investment Operations
Net Investment Income (Loss)                    (.00)            .01      (.03)       (.02)          --         .03
Net Gains or Losses on
 Securities (both realized and
 unrealized)                                    (.01)          (1.28)    (1.43)        .40         3.90        (.71)
                                              ------         -------   -------      ------      -------      ------
Total From Investment Operations                (.01)          (1.27)    (1.46)        .38         3.90        (.68)
                                              ------         -------   -------      ------      -------      ------

Less Distributions
From Net Investment Income                      (.00)             --        --          --         (.03)       (.01)
From Net Capital Gains                            --           (1.14)       --        (.25)        (.10)       (.10)
Tax Return of Capital                             --            (.04)       --        (.01)          --          --
                                              ------         -------   -------      ------      -------      ------
Total Distributions                             (.00)          (1.18)       --        (.26)        (.13)       (.11)
                                              ------         -------   -------      ------      -------      ------
Net Asset Value, End of Period                $10.61         $ 10.62   $ 13.07      $14.53      $ 14.41      $10.64
                                              ------         -------   -------      ------      -------      ------
Total Return/+//+/                             (0.08%)**      (10.86%)  (10.05%)     +2.76%      +36.76%      (6.05%)

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                    $ 14.9         $  12.5   $  28.3      $ 29.0      $  25.3      $ 13.4
Ratio of Gross Expenses to Average
 Net Assets/#/                                  1.50%*          1.33%     1.46%       1.32%        1.20%       1.20%
Ratio of Net Expenses to Average
 Net Assets                                     1.50%*/++/      1.33%     1.46%/++/   1.32%/++/    1.20%/++/   1.20%/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                   (.07%)*          .07%     (.25%)      (.19%)        .01%        .33%
Portfolio Turnover Rate                           12%             60%       83%         76%          53%         47%

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds


/+/The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through December 15, 2000 under the prior master/feeder fund structure.

/+//+/Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed/recouped certain expenses. In addition, for Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## Portfolio turnover excludes purchases and sales of securities by Technology prior to the merger date (see Note G of Notes to Financial Statements).

/++/After reimbursement of expenses by Management and/or the waiver of a portion of the management fee by the investment manager. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                     Six Months Ended
                                         February 28,                    Year Ended August 31,
                                                 2003    2002       2001    2000        1999           1998
Century Fund Investor Class                      2.53%   2.09%      1.80%   1.76%/(1)/     --            --
Fasciano Fund Advisor Class                        --    4.58%/(2)/   --      --           --            --
Focus Fund Trust Class                             --      --         --    1.06%         .98%          .97%
Focus Fund Advisor Class                           --      --         --    2.89%        7.08%        28.01%
Genesis Fund Investor Class                        --      --         --      --           --          1.12%
Genesis Fund Trust Class                           --      --         --      --           --          1.19%
Genesis Fund Advisor Class                         --      --         --    1.59%        1.63%         2.40%
Genesis Fund Institutional Class                  .87%    .88%       .91%    .97%        1.15%/(3)/      --
Guardian Fund Advisor Class                        --      --         --      --         1.56%         1.63%
International Fund Investor Class                1.82%     --         --      --           --            --
International Fund Trust Class                   3.87%   3.22%      5.16%   4.21%        5.98%         6.02%/(4)/
Manhattan Fund Trust Class                         --      --         --    1.08%        1.18%         1.15%
Manhattan Fund Advisor Class                     2.43%   2.25%      2.60%   3.57%       19.99%        42.53%
Millennium Fund Investor Class                   1.93%     --         --      --         2.13%/(5)/      --
Millennium Fund Trust Class                      2.41%   1.92%      2.11%   2.12%       13.39%/(6)/      --
Millennium Fund Advisor Class                      --    7.42%/(7)/   --      --           --            --
Partners Fund Trust Class                          --      --         --      --           --           .91%
Partners Fund Advisor Class                        --      --         --      --           --          1.56%
Real Estate Fund Trust Class                     2.37%   4.81%/(8)/   --      --           --            --
Regency Fund Investor Class                      1.68%     --       1.61%   2.22%        8.38%/(9)/      --
Regency Fund Trust Class                         1.90%   1.64%      1.76%   1.75%      129.45%/(10)/     --
Socially Responsive Fund Trust Class             1.51%     --       1.59%   1.76%        1.72%         2.05%

    (1)Period from December 6, 1999 to August 31, 2000

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Notes to Financial Highlights Equity Funds cont'd

    (2)Period from May 24, 2002 to August 31, 2002
    (3)Period from July 1, 1999 to August 31, 1999
    (4)Period from June 29, 1998 to August 31, 1998
    (5)Period from October 20, 1998 to August 31, 1999
    (6)Period from November 4, 1998 to August 31, 1999
    (7)Period from May 3, 2002 to August 31, 2002
    (8)Period from May 1, 2002 to August 31, 2002
    (9)Period from June 1, 1999 to August 31, 1999
   (10)Period from June 10, 1999 to August 31, 1999

/(S)/After reimbursement of expenses previously paid by Management. Had
     Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:


                                  Six Months Ended
                                      February 28,     Year Ended August 31,
                                              2003   2002 2001  2000  1999  1998

Fasciano Fund Advisor Class                 1.38%     --    --   --    --    --
International Fund Investor Class             --      --    --   --  1.59% 1.61%
Millennium Fund Investor Class                --      --    -- 1.33%   --    --
Millennium Fund Advisor Class               0.00%     --    --   --    --    --
Regency Fund Investor Class                   --    1.46%   --   --    --    --


/\        The date investment operations commenced.
@ The per share amounts which are shown for the periods ended August 31, 2001 and thereafter have been computed based on the average number of shares outstanding during each fiscal period.
*         Annualized.
**        Not annualized.
(Pounds) Effective after the close of business on March 23, 2001, Neuberger Berman Management Inc. succeeded Fasciano Company, Inc., as the Fund's investment manager.
(Yen) Audited by other auditors whose report dated July 31, 2000 expressed an unqualified opinion.

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800
For Trust Class, Advisor Class, and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

Trustees and Officers (Unaudited)


The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex      Other Directorships
                               Length of                                       Overseen by       Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee        Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------------

  John Cannon (73)           Trustee since   Consultant. Formerly,                 35       Independent Trustee or
                             2000            Chairman and Chief Investment                  Director of three series of
                                             Officer, CDC Capital                           Oppenheimer Funds:
                                             Management (registered                         Limited Term New York
                                             investment adviser) (1993 -                    Municipal Fund, Rochester
                                             January 1999); prior thereto,                  Fund Municipals, and
                                             President and Chief Executive                  Oppenheimer Convertible
                                             Officer, AMA Investment                        Securities Fund since 1992.
                                             Advisors, an affiliate of the
                                             American Medical Association.
-----------------------------------------------------------------------------------------------------------------------

  Faith Colish (67)          Trustee since   Counsel to Carter Ledyard &           35       Director, American Bar
                             1982            Milburn LLP since October                      Retirement Association
                                             2002; prior thereto, Attorney at               (ABRA) since 1997
                                             Law and President, Faith                       (not-for-profit membership
                                             Colish, A Professional                         association).
                                             Corporation (1980 to 2002).
-----------------------------------------------------------------------------------------------------------------------

  Walter G. Ehlers (69)      Trustee since   Consultant; Retired President         35
                             2000            and Director, Teachers
                                             Insurance & Annuity (TIAA)
                                             and College Retirement
                                             Equities Fund (CREF).

Trustees and Officers (Unaudited) cont'd

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex       Other Directorships
                               Length of                                       Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee         Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------

  C. Anne Harvey (65)        Trustee since   Consultant, C.A. Harvey               35       Member, Individual Investors
                             2000            Associates since June 2001;                    Advisory Committee to the
                                             Director, AARP, 1978 to                        New York Stock Exchange
                                             December 2000.                                 Board of Directors, 1998 to
                                                                                            June 2002; President, Board
                                                                                            of Associates to The National
                                                                                            Rehabilitation Hospital's
                                                                                            Board of Directors since
                                                                                            2002; Member, American
                                                                                            Savings Education Council's
                                                                                            Policy Board (ASEC),
                                                                                            1998 - 2000; Member,
                                                                                            Executive Committee, Crime
                                                                                            Prevention Coalition of
                                                                                            America, 1997 - 2000.
--------------------------------------------------------------------------------------------------------------------------

  Barry Hirsch (70)          Trustee since   Senior Counsel, Loews                 35
                             2000            Corporation (diversified
                                             financial corporation) since May
                                             2002; prior thereto, Senior Vice
                                             President, Secretary and General
                                             Counsel, Loews Corporation.
--------------------------------------------------------------------------------------------------------------------------

  Robert A. Kavesh (75)      Trustee since   Professor of Finance and              35       Director, Delaware Labs
                             2000            Economics, Stern School of                     (cosmetics), since 1978.
                                             Business, New York University.
--------------------------------------------------------------------------------------------------------------------------

  Howard A. Mileaf (66)      Trustee since   Retired. Formerly, Vice               35       Director, WHX Corporation
                             1984            President and Special Counsel,                 (holding company) since
                                             WHX Corporation (holding                       August 2002; Director,
                                             company), 1993 - 2001.                         Webfinancial Corporation
                                                                                            (holding company) since
                                                                                            December 2002; Director,
                                                                                            State Theatre of New Jersey
                                                                                            (not-for-profit theater) since
                                                                                            2000; Formerly, Director,
                                                                                            Kevlin Corporation
                                                                                            (manufacturer of microwave
                                                                                            and other products).
--------------------------------------------------------------------------------------------------------------------------

  John P. Rosenthal (70)     Trustee since   Senior Vice President, Burnham        35       Director, 92nd Street Y
                             1985            Securities Inc. (a registered                  (non-profit) since 1967;
                                             broker-dealer) since 1991.                     Formerly, Director, Cancer
                                                                                            Treatment Holdings, Inc.

                                      110

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex       Other Directorships
                               Length of                                       Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee         Complex by Trustee
-------------------------------------------------------------------------------------------------------------------------

 William E. Rulon (70)       Trustee since   Retired. Senior Vice President,       35       Director, Pro-Kids Golf and
                             2000            Foodmaker, Inc. (operator and                  Learning Academy (teach
                                             Franchiser of Restaurants) until               golf and computer usage to
                                             January 1997.                                  "at risk" children), since
                                                                                            1998; Director, Prandium,
                                                                                            Inc. (restaurants), from
                                                                                            March 2001 until July 2002.
-------------------------------------------------------------------------------------------------------------------------

 Cornelius T. Ryan (71)      Trustee since   Founding General Partner,             35       Director, Capital Cash
                             1982            Oxford Partners and Oxford                     Management Trust (money
                                             Bioscience Partners (venture                   market fund), Narragansett
                                             capital partnerships) and                      Insured Tax-Free Income
                                             President, Oxford Venture                      Fund, Rocky Mountain
                                             Corporation.                                   Equity Fund, Prime Cash
                                                                                            Fund, several private
                                                                                            companies and QuadraMed
                                                                                            Corporation (NASDAQ).
-------------------------------------------------------------------------------------------------------------------------

 Tom Decker Seip (53)        Trustee since   General Partner, Seip                 35       Director, H&R Block, Inc.
                             2000            Investments LP (a private                      (financial services company)
                                             investment partnership);                       since May 2001; Director,
                                             President and CEO, Westaff,                    General Magic (voice
                                             Inc. (temporary staffing), May                 recognition software) since
                                             2001 to January 2002; Senior                   November 2001; Director,
                                             Executive at the Charles Schwab                Forward Management, Inc.
                                             Corporation from 1983 to 1999;                 (asset management) since
                                             including Chief Executive                      2001; Director, E-Finance
                                             Officer, Charles Schwab                        Corporation (credit
                                             Investment Management, Inc.                    decisioning services) since
                                             and Trustee, Schwab Family of                  1999; Director, Save-
                                             Funds and Schwab Investments                   Daily.com (micro investing
                                             from 1997 to 1998; Executive                   services) since 1999;
                                             Vice President-Retail                          Formerly, Director, Offroad
                                             Brokerage, Charles Schwab                      Capital Inc. (pre-public
                                             Investment Management from                     internet commerce company).
                                             1994 to 1997.
-------------------------------------------------------------------------------------------------------------------------

 Candace L. Straight (55)    Trustee since   Private investor and consultant       35       Director, Providence
                             2000            specializing in the insurance                  Washington (property and
                                             industry; Advisory Director,                   casualty insurance company)
                                             Securitas Capital LLC (a global                since December 1998;
                                             private equity investment firm                 Director, Summit Global
                                             dedicated to making investments                Partners (insurance brokerage
                                             in the insurance sector).                      firm) since October 2000.

Trustees and Officers (Unaudited) cont'd

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex      Other Directorships
                               Length of                                       Overseen by       Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee        Complex by Trustee
------------------------------------------------------------------------------------------------------------------------

 Peter P. Trapp (58)         Trustee since   Regional Manager for Atlanta          35
                             2000            Region, Ford Motor Credit
                                             Company since August, 1997;
                                             prior thereto, President, Ford
                                             Life Insurance Company, April
                                             1995 until August 1997.
------------------------------------------------------------------------------------------------------------------------

Trustees who are "Interested Persons"
------------------------------------------------------------------------------------------------------------------------

 Edward I. O'Brien* (74)     Trustee since   Member, Investment Policy             35       Director, Legg Mason, Inc.
                             1993            Committee, Edward Jones,                       (financial services holding
                                             1993 - 2001; President,                        company) since 1993;
                                             Securities Industry Association                Director, Boston Financial
                                             ("SIA") (securities industry's                 Group (real estate and tax
                                             representative in government                   shelters) 1993 - 1999.
                                             relations and regulatory matters
                                             at the federal and state levels)
                                             from 1974 - 1992; Adviser to
                                             SIA, November 1992 -
                                              November 1993.
------------------------------------------------------------------------------------------------------------------------

 Jack L. Rivkin* (62)        President and   Executive Vice President and          35       Director, Dale Carnegie &
                             Trustee since   Chief Investment Officer,                      Associates, Inc. (private
                             December 2002   Neuberger Berman since 2002                    company) since 1998;
                                             and 2003, respectively; Head of                Director, Emagin Corp.
                                             Research and Research Sales                    (public company) since 1997;
                                             and Trading Departments,                       Director, Solbright Inc.
                                             Neuberger Berman since 2002;                   (private company) since
                                             Director and Chairman, NB                      1998; Director, Infogate
                                             Management since December                      Corp. (private company)
                                             2002; Executive Vice President,                since 1997; Director,
                                             Citigroup Investments from                     Broadway Television
                                             1995 to 2002; Executive Vice                   Network (private company)
                                             President, Travelers Group Inc.                since 2000.
                                             and Senior Vice President,
                                             Tribeca Investments, LLC from
                                             1996 to 2002.

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)

                                                                            Number of
                                                                          Portfolios in
                             Position and                                 Fund Complex       Other Directorships
                               Length of                                   Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/ Principal Occupation(s)/(3)/    Trustee         Complex by Trustee
---------------------------------------------------------------------------------------------------------------------

  Peter E. Sundman* (43)    Chairman of      Executive Vice President,         35       Executive Vice President and
                            the Board,       Neuberger Berman since 1999;               Director, Neuberger Berman
                            Chief Executive  Principal, Neuberger Berman                Inc. (holding company) since
                            Officer and      from 1997 until 1999; Senior               1999; Head of Neuberger
                            Trustee          Vice President, NB                         Berman Inc.'s Mutual Funds
                            since 1999       Management from 1996 until                 and Institutional business
                                             1999.                                      since 1999; President and
                                                                                        Director, NB Management
                                                                                        since 1999; Director and Vice
                                                                                        President, Neuberger Berman
                                                                                        Agency Inc. since 2000;
                                                                                        Trustee, Frost Valley
                                                                                        YMCA.

(1)The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
   (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares. Mssrs. Cannon, Ehlers, Hirsch, Kavesh, Rulon and Trapp and Ms. Harvey and Ms. Straight served as trustees of other Neuberger Berman Funds before the Boards were unified in 2000.

(3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd

Information about the Officers of the Trust

Name, Age, and Address/(1)/  Position and Length of Time Served/(2)/          Principal Occupation(s)/(3)/
--------------------------------------------------------------------------------------------------------------------

 Claudia A. Brandon (46)     Secretary since 1986                   Vice President, Neuberger Berman since 2002
                                                                    and employee since 1999; Vice President-Mutual
                                                                    Fund Board Relations, NB Management since
                                                                    2000; Vice President, NB Management from
                                                                    1986 to 1999; Secretary, eight registered
                                                                    investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator (four since 2002 and one since
                                                                    March 2003).
--------------------------------------------------------------------------------------------------------------------

 Robert Conti (46)           Vice President since 2000              Senior Vice President, Neuberger Berman since
                                                                    2003; Vice President, Neuberger Berman from
                                                                    1999 until 2003; Senior Vice President, NB
                                                                    Management since 2000; Controller, NB
                                                                    Management until 1996; Treasurer, NB
                                                                    Management from 1996 until 1999; Vice
                                                                    President, eight registered investment companies
                                                                    for which NB Management acts as investment
                                                                    manager and administrator (three since 2000,
                                                                    four since 2002 and one since March 2003).
--------------------------------------------------------------------------------------------------------------------

 Brian J. Gaffney (49)       Vice President since 2000              Managing Director, Neuberger Berman since
                                                                    1999; Senior Vice President, NB Management
                                                                    since 2000; Vice President, NB Management
                                                                    from 1997 until 1999; Vice President, eight
                                                                    registered investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator (three since 2000, four since 2002
                                                                    and one since March 2003).
--------------------------------------------------------------------------------------------------------------------

 Sheila R. James (37)        Assistant Secretary since 2002         Employee, Neuberger Berman since 1999;
                                                                    Employee, NB Management from 1991 to 1999;
                                                                    Assistant Secretary, eight registered investment
                                                                    companies for which NB Management acts as
                                                                    investment manager and administrator (seven
                                                                    since 2002 and one since March 2003).
--------------------------------------------------------------------------------------------------------------------

 Kevin Lyons (47)            Assistant Secretary since March 2003   Employee, Neuberger Berman since 1999;
                                                                    Employee, NB Management from 1993 to 1999;
                                                                    Assistant Secretary, eight registered investment
                                                                    companies for which NB Management acts as
                                                                    investment manager and administrator since
                                                                    March 2003.
--------------------------------------------------------------------------------------------------------------------

                                 NEUBERGER BERMAN FEBRUARY 28, 2003 (UNAUDITED)


Name, Age, and Address/(1)/  Position and Length of Time Served/(2)/           Principal Occupation(s)/(3)/
--------------------------------------------------------------------------------------------------------------------

  John M. McGovern (33)     Assistant Treasurer since 2002          Employee, NB Management since 1993;
                                                                    Assistant Treasurer, eight registered investment
                                                                    companies for which NB Management acts as
                                                                    investment manager and administrator (seven
                                                                    since 2002 and one since March 2003).
--------------------------------------------------------------------------------------------------------------------

  Barbara Muinos (44)       Treasurer and Principal Financial and   Vice President, Neuberger Berman since 1999;
                            Accounting Officer since 2002; prior    Assistant Vice President, NB Management from
                            thereto, Assistant Treasurer since 1996 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, eight registered
                                                                    investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator (seven since 2002 and one since
                                                                    March 2003); Assistant Treasurer of three
                                                                    registered investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator from 1996 until 2002.
--------------------------------------------------------------------------------------------------------------------

  Frederic B. Soule (56)    Vice President since 2000               Senior Vice President, Neuberger Berman since
                                                                    2003; Vice President, Neuberger Berman from
                                                                    1999 until 2003; Vice President, NB
                                                                    Management from 1995 until 1999; Vice
                                                                    President, eight registered investment companies
                                                                    for which NB Management acts as investment
                                                                    manager and administrator (three since 2000,
                                                                    four since 2002 and one since March 2003).
--------------------------------------------------------------------------------------------------------------------

  Trani Jo Wyman (33)       Assistant Treasurer since 2002          Employee, NB Management since 1991;
                                                                    Assistant Treasurer, eight registered investment
                                                                    companies for which NB Management acts as
                                                                    investment manager and administrator (seven
                                                                    since 2002 and one since March 2003).
--------------------------------------------------------------------------------------------------------------------

(1)The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


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